File No. 33-44186
                                                                        811-6485







                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A


     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            |_|

        Pre-Effective Amendment No.                                     |_|


        Post-Effective Amendment No.  18                                |X|


     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    |_|


        Amendment No.  20                                               |X|



--------------------------------------------------------------------------------

                   SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.
               (Exact name of registrant as specified in charter)
--------------------------------------------------------------------------------

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                     (Address of principal executive office)

     Registrant's Telephone Number: 212-850-1864 or Toll Free: 800-221-2450
--------------------------------------------------------------------------------

      THOMAS G. ROSE, Treasurer, 100 Park Avenue, New York, New York 10017
                     (Name and address of agent for service)

--------------------------------------------------------------------------------

It is proposed that this filing will become effective (check appropriate box):


|X| immediately upon filing pursuant to paragraph (b) of rule 485

|_| on (date) pursuant to paragraph (b) of rule 485


|_| 60 days after filing pursuant to paragraph (a)(i) of rule 485

|_| on (date) pursuant to paragraph (a)(i) of rule 485

|_| 75 days after filing pursuant to paragraph (a)(ii) of rule 485

|_| on (date) pursuant to paragraph (a)(ii) of rule 485.


If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1) and a Rule 24f-1 Notice for Registrant's most recent fiscal year was filed with the Commission on December 21, 1995

                                                               File No. 33-44186
                                                                        811-6485





                   SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.
                         POST-EFFECTIVE AMENDMENT NO. 18
                              CROSS REFERENCE SHEET
                            Pursuant to Rule 481 (a)




Form N-1A Part A-Item No.                            Location in Prospectus
-------------------------                            ----------------------
1.    Cover Page                                     Cover Page


2.    Synopsis                                       Summary of Series Expenses


3.    Condensed Financial Information                Financial Highlights

4.    General Description of Registrant              Cover Page; Organization and Capitalization

5.    Management of Fund                             Management Services

5a.   Manager's Discussion of Fund Performance       Management Services

6.    Capital Stock and Other Securities             Organization and Capitalization


7.    Purchase of Securities Being Offered           Alternative Distribution System; Purchase of Shares;
                                                     Administration, Shareholder Services and Distribution Plans


8.    Redemption or Repurchase                       Telephone Transactions; Redemption of Shares; Exchange Privilege

9.    Legal Proceedings                              Not applicable

Part B-Item No.                                      Location in Statement of Additional Information
---------------                                      -----------------------------------------------
10.   Cover Page                                     Cover Page

11.   Table of Contents                              Table of Contents


12.   General Information and History                General Information; Appendix B


13.   Investment Objectives and Policies             Investment Objectives, Policies and Risks; Investment Limitations

14.   Management of the Registrant                   Management and Expenses

15.   Control Persons and Principal                  Directors and Officers; General Information
       Holders of Securities

16.   Investment Advisory and Other Services         Management and Expenses; Distribution Services


17.   Brokerage Allocation                           Portfolio Transactions; Administration, Shareholder Services and
                                                     Distribution Plans


18.   Capital Stock and Other Securities             General Information


19.   Purchase, Redemption and Pricing of            Purchase and Redemption of Series Shares; Valuation
       Securities Being Offered


20.   Tax Status                                     Taxes

21.   Underwriters                                   Distribution Services

22.   Calculation of Performance Data                Performance Information


23.   Financial Statements                           Financial Statements; Appendix D



                                   PROSPECTUS
                  SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.

                     SELIGMAN HENDERSON INTERNATIONAL FUND

              SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND

               SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND
                   SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND

                                100 Park Avenue
                              New York, NY 10017
                    New York City Telephone: (212) 850-1864
      Toll-Free Telephone: (800) 221-2450--all continental United States
     For Retirement Plan Information--Toll-Free Telephone: (800) 445-1777


                                                                  March 1, 1996


  SELIGMAN HENDERSON INTERNATIONAL FUND (the "International Fund") seeks long-term capital appreciation primarily by making investments in securities of non-United States issuers.

  SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND (the "Global Growth Op-portunities Fund") seeks long-term capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.


  SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND (the "Global Smaller Compa-nies Fund"), formerly Seligman Henderson Global Emerging Companies Fund, seeks long-term capital appreciation primarily by making global investments in com-panies with small to medium market capitalization.


  SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND (the "Global Technology Fund") seeks long-term capital appreciation by making global investments of at least 65% of its assets in securities of companies with business operations in tech-nology and technology-related industries.


  The International Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund and the Global Technology Fund (each individually, a "Series") are each a separate series of Seligman Henderson Global Fund Series, Inc. (the "Fund"), an open-end diversified management investment company. The Fund may offer additional series in the future. There can be no assurance that a Series will achieve its objective. For a description of each Series' invest-ment objective and policies, including the risk factors associated with an in-vestment in the Fund, see "Investment Objectives And Policies."


  The Fund is managed by J. & W. Seligman & Co. Incorporated (the "Manager"). Seligman Henderson Co. (the "Subadviser") supervises and directs the Fund's global investments.

  Each Series offers two classes of shares. Class A shares are sold subject to an initial sales load of up to 4.75% and an annual service fee currently charged at a rate of up to .25 of 1% of the average daily net asset value of the Class A shares. Class D shares are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% imposed on cer-tain redemptions within one year of purchase, an annual distribution fee of up to .75 of 1% and an annual service fee of up to .25 of 1% of the average daily net asset value of the Class D shares. See "Alternative Distribution System." Shares of a Series may be purchased through any authorized investment dealer.

  This Prospectus sets forth concisely the information a prospective investor should know about the Fund and the Series before investing. Please read it carefully before you invest and keep it for future reference. Additional in-formation, including a Statement of Additional Information, has been filed with the Securities and Exchange Commission. The Statement of Additional In-formation is available upon request without charge by calling or writing the Fund at the telephone numbers or the address set forth above. The Statement of Additional Information is dated the same date as this Prospectus and is incor-porated herein by reference in its entirety.

    SHARES IN THE  FUND ARE NOT DEPOSITS OR OBLIGATIONS  OF, OR GUARANTEED
        OR  ENDORSED  BY,  ANY  BANK, AND  SHARES  ARE  NOT  FEDERALLY
             INSURED   BY    THE   FEDERAL    DEPOSIT   INSURANCE
                 CORPORATION,  THE FEDERAL RESERVE BOARD,  OR
                      ANY OTHER AGENCY.

THESE  SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES  AND
 EXCHANGE  COMMISSION  OR   ANY  STATE  SECURITIES  COMMISSION  NOR  HAS  THE
  SECURITIES  AND EXCHANGE  COMMISSION  OR ANY  STATE SECURITIES  COMMISSION
   PASSED   UPON  THE  ACCURACY  OR   ADEQUACY  OF  THIS  PROSPECTUS.   ANY
    REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          SUMMARY OF SERIES EXPENSES


                              INTERNATIONAL          GLOBAL GROWTH           GLOBAL SMALLER             GLOBAL
                                  FUND             OPPORTUNITIES FUND        COMPANIES FUND         TECHNOLOGY FUND
                           -------------------    --------------------    --------------------    -------------------
                           CLASS A   CLASS D      CLASS A    CLASS D      CLASS A   CLASS D       CLASS A   CLASS D
                           ------- -----------    -------- -----------    ------- ------------    ------- -----------
SHAREHOLDER TRANSACTION
 EXPENSES
 Maximum Sales Load
 Imposed on Purchases (as
 a percentage of offering
 price)..................   4.75%         None     4.75%          None     4.75%          None     4.75%         None
 Sales Load on Reinvested
  Dividends..............    None         None      None          None      None          None      None         None
 Deferred Sales Load (as
  a percentage of
  original purchase price    None    1% during      None     1% during      None     1% during      None    1% during
  or redemption proceeds,          first year;             first year;             first year;            first year;
  whichever is lower)....                 None                    None                    None                   None
                                    thereafter              thereafter              thereafter             thereafter
 Redemption Fees.........    None         None      None          None      None          None      None         None
 Exchange Fees...........    None         None      None          None      None          None      None         None
                           CLASS A   CLASS D      CLASS A*  CLASS D*      CLASS A   CLASS D       CLASS A   CLASS D
                           ------- -----------    -------- -----------    ------- ------------    ------- -----------
ANNUAL SERIES OPERATING
 EXPENSES
 FOR FISCAL 1995 (as a
 percentage of
 average net assets)
 Management Fees.........    1.00%        1.00%     1.00%         1.00%     1.00%         1.00%     1.00%        1.00%
 12b-1 Fees..............     .11%        1.00%**    .25%         1.00%**    .22%         1.00%**    .24%        1.00%**
 Other Expenses..........     .58%         .58%      .69%          .69%      .61%          .61%      .67%         .67%
                            -----  -----------     -----   -----------     -----  ------------     -----  -----------
 Total Fund Operating
  Expenses...............    1.69%        2.58%     1.94%         2.69%     1.83%         2.61%     1.91%        2.67%
                            =====  ===========     =====   ===========     =====  ============     =====  ===========

  The purpose of this table is to assist investors in understanding the vari-ous costs and expenses which shareholders of the Fund bear directly or indi-rectly. The sales load on Class A shares is a one-time charge paid at the time of purchase of shares. Reductions in sales loads are available in certain cir-cumstances. The CDSL on Class D shares is a one-time charge paid only if shares are redeemed within one year of purchase. For more information concern-ing reductions in sales loads and for a more complete description of the vari-ous costs and expenses, see "Purchase Of Shares," "Redemption Of Shares" and "Management Services" herein. Each Series' Administration, Shareholder Serv-ices and Distribution Plan for Class A and Class D shares to which the caption "12b-1 Fees" relates is discussed under "Administration, Shareholder Services and Distribution Plan" herein.

  In fiscal 1995, the Manager, at its discretion, waived a portion of its fees for the International Fund. In fiscal 1996, the Manager does not expect to waive any of its fees, and as such, the expense information in the table has been restated accordingly. The "Other Expenses" disclosed for the Series have been restated to reflect the expense allocation methodology currently being used by the Series.


                          INTERNATIONAL     GLOBAL GROWTH         GLOBAL SMALLER      GLOBAL
                              FUND       OPPORTUNITIES FUND       COMPANIES FUND  TECHNOLOGY FUND
                         --------------- ---------------------    --------------- ---------------
EXAMPLE                  CLASS A CLASS D  CLASS A     CLASS D     CLASS A CLASS D CLASS A CLASS D
-------                  ------- ------- ---------   ---------    ------- ------- ------- -------
An investor would pay
 the following expenses
 on a $1,000 investment,
 assuming (i) a 5%
 annual return and
 (ii) redemption at the
 end of the period
 shown:
  1 year................  $ 64    $ 36+   $      66   $      37+   $ 65    $ 36+   $ 66    $ 37+
  3 years...............    98      80          106          84     102      81     105      83
  5 years...............   135     137          147         142     142     139     146     141
 10 years...............   238     291          263         302     252     294     260     300

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND THE 5% AN-NUAL RETURN USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.
-------
 * Annualized.

** Includes an annual distribution fee of up to .75 of 1% and an annual serv-ice fee of up to .25 of 1%. Pursuant to rules of the National Association of Securities Dealers Inc., the aggregate deferred sales loads and distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on each Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distri-bution fees) than the economic equivalent of 6.25% of such shareholder's in-vestment in such shares.

+ Assuming (i) a 5% annual return and (ii) no redemption at the end of one year, the expenses on a $1,000 investment would be: International Fund--$26; Global Growth Opportunities Fund--$27; Global Smaller Companies Fund--$26; and Global Technology Fund--$27.

                             FINANCIAL HIGHLIGHTS

  Each Series' financial highlights for Class A and Class D shares for the pe-riods presented below (with the exception of Global Growth Opportunities Fund) have been audited by Deloitte & Touche LLP, independent auditors. This infor-mation, which is derived from the financial and accounting records of the Se-ries, should be read in conjunction with the financial statements and notes contained in the fiscal 1995 Annual Report of the Fund, which is incorporated by reference in the Fund's Statement of Additional Information, copies of which may be obtained from the Fund at the telephone numbers or address pro-vided on the cover page of this Prospectus. Unaudited financial statements of the Global Growth Opportunities Fund for the period from November 1, 1995 (commencement of operations) through January 31, 1996 are included as Appendix D to the Fund's Statement of Additional Information.


                                                            NET REALIZED
                                                            & UNREALIZED  INCREASE
                        NET ASSET    NET      NET REALIZED  GAIN (LOSS)  (DECREASE)                         NET INCREASE
                        VALUE AT  INVESTMENT  & UNREALIZED  FROM FOREIGN    FROM              DISTRIBUTIONS (DECREASE) IN
     FISCAL YEAR        BEGINNING   INCOME    GAIN (LOSS)     CURRENCY   INVESTMENT DIVIDENDS FROM NET GAIN   NET ASSET
      OR PERIOD         OF PERIOD (LOSS)***  ON INVESTMENTS TRANSACTIONS OPERATIONS   PAID      REALIZED        VALUE
     -----------        --------- ---------- -------------- ------------ ---------- --------- ------------- -------------
INTERNATIONAL FUND
 CLASS A:
 Year ended 10/31/95..   $17.67     $ 0.06       $(0.42)       $ 0.09      $(0.27)   $  --       $(0.69)       $(0.96)
 Year ended 10/31/94..    15.98       0.04         0.91          1.08        2.03     (0.01)      (0.33)         1.69
 Year ended 10/31/93..    11.89       0.04         4.25         (0.17)       4.12     (0.03)        --           4.09
 4/7/92**-10/31/92....    12.00       0.08        (0.23)         0.04       (0.11)      --          --          (0.11)
 CLASS D:
 Year ended 10/31/95..    17.53      (0.07)       (0.43)         0.09       (0.41)      --        (0.69)        (1.10)
 Year ended 10/31/94..    15.96      (0.09)        0.91          1.08        1.90       --        (0.33)         1.57
 9/21/93*-10/31/93....    15.23      (0.03)        1.17         (0.41)       0.73       --          --           0.73
GLOBAL GROWTH OPPORTUNITIES FUND
 CLASS A:
 11/1/95*-1/31/96.....     7.14      (0.02)        0.58         (0.12)       0.44       --          --           0.44
 CLASS D:
 11/1/95*-1/31/96.....     7.14      (0.03)        0.58         (0.12)       0.43       --          --           0.43
GLOBAL SMALLER
 COMPANIES FUND
 CLASS A:
 Year ended 10/31/95..    11.93      (0.02)        2.24          0.08        2.30       --        (0.33)         1.97
 Year ended 10/31/94..     9.98      (0.08)        1.57          0.52        2.01       --        (0.06)         1.95
 Year ended 10/31/93..     7.15      (0.02)        3.07         (0.20)       2.85     (0.02)        --           2.83
 9/9/92**-10/31/92....     7.14        --          0.02         (0.01)       0.01       --          --           0.01
 CLASS D:
 Year ended 10/31/95..    11.80      (0.12)        2.20          0.08        2.16       --        (0.33)         1.83
 Year ended 10/31/94..     9.94      (0.16)        1.57          0.51        1.92       --        (0.06)         1.86
 5/3/93*-10/31/93.....     8.52      (0.05)        1.60         (0.13)       1.42       --          --           1.42
GLOBAL TECHNOLOGY FUND
 CLASS A:
 Year ended 10/31/95..     8.37      (0.10)        4.90         (0.05)       4.75       --        (0.07)         4.68
 5/23/94*-10/31/94....     7.14      (0.01)        1.08          0.16        1.23       --          --           1.23
 CLASS D:
 Year ended 10/31/95..     8.34      (0.18)        4.85         (0.05)       4.62       --        (0.07)         4.55
 5/23/94*-10/31/94....     7.14      (0.04)        1.08          0.16        1.20       --          --           1.20


  The data provided above for the International Fund Class A shares reflects historical information and therefore has not been adjusted to reflect, for the period prior to its implementation on September 21, 1993, the effect of the Administration, Shareholder Services and Distribution Plan.

  The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from a Series' begin-ning net asset value to the ending net asset value so that they may understand what effect the individual items have on their investment assuming it was held throughout the period. Generally, the per share amounts are derived by con-verting the actual dollar amounts incurred for each item as disclosed in the financial statements to their equivalent per share amounts. The total return based on net asset value measures a Series' performance assuming investors purchased shares of the Series at net asset value as of the beginning of each period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of the pe-riod. The total return computations do not reflect any sales loads investors may incur in purchasing or selling shares of a Series. The total returns for periods of less than one year are not annualized.


                                                                                          WITHOUT MANAGEMENT FEE WAIVER
                                           RATIOS/SUPPLEMENTAL DATA***                   AND/OR EXPENSE REIMBURSEMENT***
                               ---------------------------------------------------- -----------------------------------------
                                                                                                                  RATIO OF
                                           NET INVESTMENT                                           RATIO OF   NET INVESTMENT
  NET ASSET     TOTAL RETURN   EXPENSES TO INCOME (LOSS)             NET ASSETS AT  NET INVESTMENT EXPENSES TO INCOME (LOSS)
  VALUE AT        BASED ON       AVERAGE     TO AVERAGE   PORTFOLIO  END OF PERIOD  INCOME (LOSS)    AVERAGE     TO AVERAGE
END OF PERIOD  NET ASSET VALUE NET ASSETS    NET ASSETS   TURNOVER  (000'S OMITTED)   PER SHARE    NET ASSETS    NET ASSETS
-------------  --------------- ----------- -------------- --------- --------------- -------------- ----------- --------------
   $16.71           (1.24)%       1.69%         0.35%       60.70%     $ 48,763
    17.67           12.85         1.63          0.27        39.59        62,922
    15.98           34.78         1.75          0.27        46.17        33,134         $(0.04)        2.30%        (0.28)%
    11.89           (0.92)        1.75+         1.25+       12.77        14,680            --          2.92+         0.08+
    16.43           (2.08)        2.50         (0.44)       60.70        31,273          (0.09)        2.62         (0.56)
    17.53           12.03         2.50         (0.53)       39.59        19,903          (0.11)        2.67         (0.70)
    15.96            4.79         2.50+        (1.86)+      46.17++       1,648          (0.11)        8.49+        (7.84)+
     7.58            6.16         1.94+        (1.20)+       2.50        82,489
     7.57            6.02         2.69+        (1.95)+       2.50        27,651
    13.90           20.10         1.83         (0.20)       63.05       102,479
    11.93           20.28         1.92         (0.77)       62.47        46,269
     9.98           39.86         1.98         (0.29)       60.03        20,703          (0.18)        3.90         (2.21)
     7.15            0.14         1.75+         0.13+         --          1,562          (0.07)       12.28+       (10.44)+
    13.63           19.11         2.61         (0.97)       63.05        85,548
    11.80           19.45         2.70         (1.53)       62.47        38,317
     9.94           16.67         2.75+        (1.35)+      60.03++      10,344          (0.11)        4.25+        (2.85)+
    13.05           57.31         1.91         (0.89)       87.42       447,732
     8.37           17.23         2.00+        (0.45)+      29.20        50,719          (0.02)        2.18+        (0.63)+
    12.89           55.95         2.66         (1.63)       87.42       161,622
     8.34           16.81         2.75+        (1.22)+      29.20         6,499          (0.06)        3.36+        (1.83)+

-------
* Commencement of operations.
** Commencement of investment operations.

*** The Manager and Subadviser, at their discretion, waived a portion of their fees, and in some cases, the Subadviser reimbursed certain expenses for the periods presented.
+ Annualized.

++ For the year ended October 31, 1993.

ALTERNATIVE DISTRIBUTION SYSTEM

  Each Series offers two classes of shares. Class A shares are sold to invest-ors who have concluded that they would prefer to pay an initial sales load and have the benefit of lower continuing charges. Class D shares are sold to in-vestors choosing to pay no initial sales load, a higher distribution fee and, with respect to redemptions within one year of purchase, a CDSL. The Alterna-tive Distribution System allows investors to choose the method of purchasing shares that is most beneficial in light of the amount of the purchase, the length of time the shares are expected to be held and other relevant circum-stances. Investors should determine whether under their particular circum-stances it is more advantageous to incur an initial sales load and be subject to lower ongoing charges, as discussed below, or to have the entire initial purchase price invested in a Series with the investment thereafter being sub-ject to higher ongoing charges and, for a one year period, a CDSL.

  Investors who qualify for reduced sales loads, as described under "Purchase Of Shares" below, might choose to purchase Class A shares because Class A shares would be subject to lower ongoing fees. The amount invested in a Se-ries, however, is reduced by the initial sales loads deducted at the time of purchase.

  Investors who do not qualify for reduced initial sales loads but expect to maintain their investment for an extended period of time might also choose to purchase Class A shares because over time the accumulated continuing distribu-tion fee of Class D shares may exceed the initial sales load and lower distri-bution fee of Class A shares. This consideration must be weighed against the fact that the amount invested in a Series will be reduced by the initial sales loads on Class A shares deducted at the time of purchase. Furthermore, the distribution fees on Class D shares will be offset to the extent any return is realized on the additional funds initially invested under the Class D alterna-tive.

  Alternatively, some investors might choose to have all of their funds in-vested initially in Class D shares, although remaining subject to a higher continuing distribution fee and, for a one-year period, a CDSL as described below. For example, an investor who does not qualify for reduced sales loads would have to hold Class A shares for more than 6.33 years for the Class D distribution fee to exceed the initial sales load plus the distribution fee on Class A shares. This example does not take into account the time value of mon-ey, which further reduces the impact of the Class D shares' 1% distribution fee, fluctuations in net asset value or the effect of the return on the in-vestment over this period of time.

  The two classes of shares of a Series represent interests in the same port-folio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and, poten-tially, certain other class expenses and has exclusive voting rights with re-spect to any matter on which a separate vote of any class is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or Maryland law. The net income attributable to each class and dividends payable on the shares of each class will be reduced by the amount of distribution fee and other ex-penses of each class. Class D shares bear higher distribution fees, which will cause the Class D shares to pay lower dividends than the Class A shares. The two classes also have separate exchange privileges.

  The Directors of the Fund believe that no conflict of interest currently ex-ists between the Class A and Class D shares. On an ongoing basis, the Direc-tors, in the exercise of their fiduciary duties under the 1940 Act and Mary-land law, will seek to ensure that no such conflict arises. For this purpose, the Directors will monitor the Fund for the existence of any material conflict among the classes and will take such action as is reasonably necessary to eliminate any such conflicts that may develop.

  DIFFERENCES BETWEEN CLASSES. The primary distinctions between Class A and Class D shares are their sales load structures and ongoing expenses as set forth below. Each class has advantages and disadvantages for different investors, and investors should choose the class that best suits their circumstances and their objec-tives.

                                                   ANNUAL
                                                 12B-1 FEES
                                             (AS A % OF AVERAGE                    OTHER
                  SALES LOAD                 DAILY NET ASSETS)                  INFORMATION
                  ----------                 ------------------                 -----------
CLASS A          Maximum                     Service fee                        Initial
                 initial                     of .25%.                           sales load
                 sales load                                                     waived or
                 of 4.75% of                                                    reduced for
                 the public                                                     certain
                 offering                                                       purchases.
                 price.
CLASS D          None                        Service fee                        CDSL of 1%
                                             of .25%;                           on
                                             Distribution                       redemptions
                                             fee of .75%.                       within one
                                                                                year of
                                                                                purchase.

INVESTMENT OBJECTIVES AND POLICIES

  The International Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund and the Global Technology Fund are each a separate se-ries of Seligman Henderson Global Fund Series, Inc., an open-end diversified management investment company incorporated under the laws of the state of Maryland on November 22, 1991.

  SELIGMAN HENDERSON INTERNATIONAL FUND. The investment objective of the In-ternational Fund is long-term capital appreciation. The Series seeks to achieve this objective primarily by making investments in securities of non-United States issuers. The investment objective is a fundamental policy and may not be changed without shareholder approval. There can be no assurance that the Series will achieve its investment objective.

  The International Fund may invest in securities of issuers domiciled in any country. Under normal conditions investments will be made in three principal regions: The United Kingdom/Continental Europe, the Pacific Basin and Latin America. Continental European countries include Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden and Switzerland. Pacific Basin countries in-clude Australia, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, New Zea-land, Pakistan, the People's Republic of China, the Philippines, Singapore, Taiwan and Thailand. Latin American countries include Argentina, Brazil, Chi-le, Mexico and Venezuela.

  Under normal market conditions it is anticipated that at least five coun-tries will be represented in the International Fund's portfolio. Investments will not normally be made in securities of issuers organized in the United States and Canada, although under exceptional conditions a large portion of the Series' assets may temporarily be invested in the United States.

  Securities may be included in the International Fund's portfolio without re-gard to minimum capitalization of their issuers. The Series will generally purchase securities of medium- to large-sized companies in the principal in-ternational markets, although it may purchase securities of companies that have a lower market capitalization in smaller regional markets.

  SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND. The investment objec-tive of the Global Growth Opportunities Fund is long-term capital apprecia-tion. The Series seeks to achieve its objective by investing primarily in eq-uity securities of companies that have the potential to benefit from global economic or social trends. The Subadviser believes that such trends are re-shaping the world as it moves towards the new millennium. The trends that will be focused on will include global economic liberalization and the flow of cap-ital through trade and investment; the globalization of the world's economy; the expansion of technology as an increasingly important influence on society; the increased awareness of the importance of protecting the environment; and the increase in life expectancy leading to changes in consumer demographics and a greater need for healthcare, security and leisure. The investment ob jective is a fundamental policy and may not be changed without shareholder ap-proval. There can be no assurance that the Series will achieve its investment objective.

  The Global Growth Opportunities Fund may invest in securities of issuers domiciled in any country. Under normal conditions investments will be made in four principal regions: The United Kingdom/Continental Europe, the Pacific Ba-sin, Latin America (all of which are defined above under "Seligman Henderson International Fund") and North America. Under normal market conditions, the Series' assets will be invested in securities of issuers located in at least three different countries, one of which may be the United States.

  The Subadviser will select securities for inclusion in the Global Growth Op-portunities Fund's portfolio based on, among other factors, evaluation of a company's growth prospects, quality of management, liquidity and the relative valuation of the securities in the markets that the Subadviser has selected for investment. Securities may be included in the Series' portfolio without regard to the minimum capitalization of the issuer.

  SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND. The investment objective of the Global Smaller Companies Fund is long-term capital appreciation. The Series seeks to achieve this objective primarily by making global investments in securities of emerging companies, i.e., companies with small to medium mar-ket capitalization. The investment objective is a fundamental policy and may not be changed without shareholder approval. There can be no assurance that the Series will achieve its investment objective.

  The Global Smaller Companies Fund may invest in securities of issuers domi-ciled in any country. Under normal conditions investments will be made in four principal regions: the United Kingdom/Continental Europe, the Pacific Basin, Latin America (all of which are described above under "Seligman Henderson In-ternational Fund") and North America. Under normal market conditions, the Se-ries' assets will be invested in securities of issuers located in at least three different countries, one of which may be the United States.

  Under normal market conditions, the Global Smaller Companies Fund will in-vest at least 65% of its assets in securities of small- to medium-sized compa-nies with market capitalizations up to $750 million, although up to 35% of its total assets may be invested in securities of companies with market capital-izations over $750 million. The Fund's Board of Directors will periodically review and revise the capitalization requirements of smaller companies as cir-cumstances may require. The Global Smaller Companies Fund anticipates that it will continue to hold the securities of smaller companies as those companies grow or expand so long as those investments continue to offer prospects of long-term growth. In extraordinary circumstances, the Series may invest for temporary defensive purposes, without limit, in large capitalization companies or increase its investments in debt securities.

  SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND. The investment objective of the Global Technology Fund is long-term capital appreciation. The Series seeks to achieve its objective by making global investments of at least 65% of its as-sets in securities of companies with business operations in technology and technology-related industries. The investment objective is a fundamental pol-icy and may not be changed without shareholder approval. There can be no as-surance that the Series will achieve its investment objective.

  The Global Technology Fund may invest in securities of issuers domiciled in any country. Under normal conditions investments will be made in four principal regions: the United Kingdom/Continental Europe, the Pacific Basin, Latin America (all of which are defined above under "Seligman Henderson Inter-national Fund") and North America. Under normal market conditions, the Series' assets will be invested in securities of issuers located in at least three different countries, one of which may be the United States.

  The use of existing and developing technologies is an increasingly important component of human societies in every part of the civilized world. The Global Technology Fund defines technology as the use of science to create new prod-ucts and services. As such, the industry comprises not only information tech-nology and communications but also medical, environmental and bio-technology. The Series expects to invest in a broad range of technologies. The technology market is global in its scope and has exhibited and continues to demonstrate rapid growth both through increasing demand for existing products and services and the broadening of the technology market. Penetration rates remain low while emerging technologies such as multimedia and genetic engineering are opening up completely new markets. The application of new technology to tradi-tional industries is, in many cases, revolutionizing both manufacturing and distribution industries. Nonetheless, older technologies such as photography and print also are typically represented.

  The Subadviser expects to take advantage of valuation anomalies in interna-tional markets created by the emergence of established U.S. technology trends in overseas markets and the relative immaturity of the technology sectors in those countries' securities markets.

  Securities of large companies that are well established in the world tech-nology market can be expected to grow with the market and will frequently be held in the Global Technology Fund's portfolio; however, rapidly changing technologies and the expansion of technology and technology-related industries provide a favorable environment for investment in companies of small- to medium-size. Consequently, the Series' investments are not subject to any min-imum capitalization requirement and securities may be included in the Series' portfolio without regard to the capitalization of the issuer.

  GENERAL. In allocating investments among geographic regions and individual countries, the Subadviser will consider such factors as the relative economic growth potential of the various economies and securities markets; expected levels of inflation; financial, social and political conditions influencing investment opportunities; and the outlook for currency relationships.

  Each Series may invest in all types of securities, many of which will be de-nominated in currencies other than the U.S. dollar. Each Series will normally invest its assets in equity securities, including common stock, securities convertible into common stock, depositary receipts for these securities and warrants. A Series may, however, invest up to 25% of its assets in preferred stock and debt securities. Dividends or interest income are considered only when the Subadviser believes that such income will favorably influence the market value of a security in light of each Series' objective of capital ap-preciation. Equity securities in which each Series will invest may be listed on a U.S. or foreign stock exchange or traded in U.S. or foreign over-the-counter markets.

  Debt securities in which each Series may invest are not required to be rated by a recognized rating agency. As a matter of policy, a Series will invest only in "investment grade" debt securities or, in the case of unrated securi-ties, debt securities that are, in the opinion of the Subadviser, of equiva-lent quality to "investment grade" securities. "Investment grade" debt securi-ties are rated within the four highest rating categories as determined by Moody's Investors Service, Inc. ("Moodys") or Standard & Poor's Corporation ("Standard & Poor's"). Securities rated within the highest of the four invest-ment grade categories (i.e., Aaa by Moody's and AAA by Standard & Poor's) are judged to be of the best quality and carry the smallest degree of risk. Secu-rities rated within the lowest of the four categories (i.e., Baa by Moody's and BBB by Standard & Poor's) lack high quality investment characteristics and may also have speculative characteristics. (Appendix A to the Statement of Additional

Information contains a description of these rating categories.) Debt securi-ties are interest-rate sensitive; accordingly, their value tends to decrease when interest rates rise and increase when interest rates fall.

  Each Series may invest in securities represented by European Depositary Re-ceipts ("EDRs"), American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs are receipts generally issued by a domestic bank or trust company that represent the deposit of a security of a foreign issuer. ADRs may be publicly traded on exchanges or over-the-counter in the United States and are quoted and settled in dollars at a price that generally re-flects the dollar equivalent of the home country share price. EDRs and GDRs are typically issued by foreign banks or trust companies and traded in Europe. Depositary Receipts may be issued as sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the is-suer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, the issuers of unsponsored Depositary Receipts are not ob-ligated to disclose material information in the United States and, therefore, the import of such information may not be reflected in the market value of such securities. For purposes of a Series' investment policies, an investment in Depositary Receipts will be deemed to be an investment in the underlying security.

  By investing in foreign securities, a Series will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers lo-cated in different countries have moved relatively independently of each oth-er. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. The Subadviser believes that, in comparison with investment companies investing solely in domestic securi ties, it may be possible to obtain significant ap-preciation from a portfolio of foreign investments and secu-rities from vari-ous markets that offer different investment opportunities and are affected by different economic trends. International and global diversification reduces the effect events in any one country will have on a Series' entire investment portfolio. Of course, a decline in the value of a Series' investments in one country may offset potential gains from investments in another country.

  FOREIGN INVESTMENT RISK FACTORS. Investments in securities of foreign is-suers may involve risks that are not associated with domestic investments, and there can be no assurance that a Series' foreign investments will present less risk than a portfolio of domestic securities. Foreign issuers may lack uniform accounting, auditing and financial reporting standards, practices and require-ments, and there is generally less publicly available information about for-eign issuers than there is about U.S. issuers. Governmental regulation and su-pervision of foreign stock exchanges, brokers and listed companies may be less pervasive than is customary in the United States. Securities of some foreign issuers are less liquid, and their prices are more volatile, than securities of comparable domestic issuers. Foreign securities settlements may in some in-stances be subject to delays and related administrative uncertainties which could result in temporary periods when assets of a Series are uninvested and no return is earned thereon and may involve a risk of loss to a Series. For-eign securities markets may have substantially less volume than U.S. markets and far fewer traded issues. Fixed brokerage commissions on foreign securities exchanges are generally higher than in the United States and transaction costs with respect to smaller capitalization companies may be higher than those of larger capitalization companies. Income from foreign securities may be reduced by a withholding tax at the source or other foreign taxes. In some countries, there may also be the possibility of expropriation or confiscatory taxation (in which a Series could lose its entire investment in a certain market), lim-itations on the removal of moneys or other assets of a Series, political or social instability or revolution, or diplomatic developments that could affect investments in those coun-tries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

  Some of the risks described in the preceding paragraph may be more severe for investments in emerging or developing countries. By comparison with the United States and other developed countries, emerging or developing countries may have relatively unstable governments, economies based on a less diversi-fied industrial base and securities markets that trade a smaller number of se-curities. Companies in emerging markets may generally be smaller, less experi-enced and more recently organized than many domestic companies. Prices of se-curities traded in the securities markets of emerging or developing countries tend to be volatile. Furthermore, foreign investors are subject to many re-strictions in emerging or developing countries. These restrictions may re-quire, among other things, governmental approval prior to making investments or repatriating income or capital, or may impose limits on the amount or type of securities held by foreigners or on the companies in which the foreigners may invest.

  The economies of individual emerging countries may differ favorably or unfa-vorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, re-source self-sufficiency and balance of payment position and may be based on a substantially less diversified industrial base. Further, the economies of de-veloping countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade.

  FOREIGN CURRENCY RISK FACTORS. Investments in foreign securities will usu-ally be denominated in foreign currency, and each Series may temporarily hold funds in foreign currencies. The value of a Series' in-vestments denominated in foreign currencies may be affected, favorably or unfavorably, by the rela-tive strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. A Series may incur costs in connection with conversions between various currencies. A Series' net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of divi-dends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by a Series. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange mar-kets (which in turn are affected by interest rates, trade flow and numerous other factors, including, in some countries, local governmental intervention).

  TECHNOLOGY INVESTMENT RISK FACTORS. The value of the Global Technology Fund shares may be susceptible to factors affecting technology and technology-re-lated industries and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities. As such, the Global Technology Fund is not an appropriate investment for individuals who require safety of principal or stable income from their investments. Tech-nology and technology-related industries may be subject to greater governmen-tal regulation than many other industries in certain countries; changes in governmental policies and the need for regulatory approvals may have a mate-rial adverse effect on these industries. Additionally, these companies may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new tech-nologies evolve. Securities of smaller, less experienced companies also may involve greater risks, such as limited product lines, markets and financial or managerial resources, and trading in such securities may be subject to more abrupt price movements than trading in the securities of larger companies.

  SMALLER COMPANY INVESTMENT RISK FACTORS. The Subadviser believes that smaller companies generally have greater earnings and sales growth potential than larger companies. Howev-er, investments in such companies may involve greater risks, such as limited product lines, markets and financial or managerial resources. Less frequently traded securities may be subject to more abrupt price movements than securi-ties of larger companies.

  DERIVATIVES. Each series may invest in financial instruments commonly known as "derivatives" only for hedging or investment purposes. A Series will not invest in derivatives for speculative purposes, i.e., where the derivative in-vestment exposes the Series to undue risk of loss, such as where the risk of loss is greater than the cost of the investment.

  A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity or other asset. A Se-ries will not invest in a specific type of derivative without prior approval from the Fund's Board of Directors, after consideration of, among other things, how the derivative instrument serves the Series' investment objective, and the risk associated with the investment. The only types of derivatives in which each Series is currently permitted to invest are stock purchase rights and warrants, and, as described more fully below, forward currency exchange contracts and put options.

  A Series may not invest in rights and warrants, if, at the time of acquisi-tion, the investment in rights and warrants would exceed 5% of such Series' net assets (valued at the lower of cost or market). In addition, no more than 2% of net assets of a Series may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, warrants acquired in units or attached to securities will be deemed to have been pur-chased without cost.

  FORWARD CURRENCY EXCHANGE CONTRACTS. The Subadviser will consider changes in exchange rates in making investment decisions. As one way of managing exchange rate risk, each Series may enter into forward currency exchange contracts (agreements to purchase or sell foreign currencies at a future date). A Series will usually enter into these contracts to fix the U.S. dollar value of a se-curity that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. A Series may also use these contracts to hedge the U.S. dollar value of securi-ties it already owns. A Series may be required to cover certain forward cur-rency contract positions by establishing a segregated account with its custo-dian that will contain only liquid assets, such as U.S. Government securities or other liquid high-grade debt obligations.

  Although a Series will seek to benefit by using forward contracts, antici-pated currency movements may not be accurately predicted and the Series may therefore incur a gain or loss on a forward contract. A forward contract may help reduce a Series' losses on securities denominated in foreign currency, but it may also reduce the potential gain on the securities depending on changes in the currency's value relative to the U.S. dollar or other curren-cies.

  OPTIONS TRANSACTIONS. Each Series may purchase put options on portfolio se-curities in an attempt to hedge against a decrease in the price of a security held by such Series. A Series will not purchase options for speculative pur-poses. Purchasing a put option gives a Series the right to sell, and obligates the writer to buy, the underlying security at the exercise price at any time during the option period.

  When a Series purchases an option, it is required to pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Series, the premium and the commission paid may be greater than the amount of the brokerage commission charged if the security were to be purchased or sold directly. See "Investment Objectives, Policies and Risks" in the Statement of Additional Information.

  BORROWING. Each Series may from time to time borrow money from banks for temporary, extraordinary or emergency purposes and may invest the funds in additional securities. Such borrowing will not exceed 5% of a Series' total assets and will be made at prevailing interest rates.

  LENDING OF PORTFOLIO SECURITIES. Each Series may lend its portfolio securi-ties to brokers, dealers and other institutional investors in an amount not to exceed 33 1/3% of a Series' total assets taken at market value, for which it will receive collateral in cash or securities issued or guaranteed by the U.S. Government to be maintained in an amount equal to at least 100% of the current market value of the loaned securities. The lending of portfolio securities could involve the risk of delays in receiving additional collateral or in the recovery of securities and possible loss of rights in collateral in the event that a borrower fails financially.

  REPURCHASE AGREEMENTS. Each Series may enter into repurchase agreements with commercial banks or broker/dealers under which the Series acquires a U.S. Gov-ernment or a short-term money market instrument subject to resale at a mutu-ally agreed-upon price and time. The resale price reflects an agreed upon in-terest rate effective for the period the Series holds the instrument that is unrelated to the interest rate on the instrument.

  A Series' repurchase agreements will at all times be fully collateralized, and the Series will make payment for such securities only upon physical deliv-ery or evidence of book entry transfer to the account of its custodian. Repur-chase agreements could involve certain risks in the event of bankruptcy or other default of the seller, including possible delays and expenses in liqui-dating the underlying security, decline in the value of the underlying secu-rity and loss of interest.

  ILLIQUID SECURITIES. Each Series may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable, such as re-purchase agreements of more than one week's duration. A Series may purchase restricted securities that may be offered and sold only to "qualified institu-tional buyers" under Rule 144A of the 1933 Act, and the Manager, acting pursu-ant to procedures approved by the Fund's Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not sub-ject to the 15% limitation on illiquid securities. Should this determination be made, the Manager, acting pursuant to such procedures, will carefully moni-tor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security con-tinues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment prac-tice could have the effect of increasing the level of illiquidity in a Series, if and to the extent that qualified institutional buyers become for a time un-interested in purchasing Rule 144A securities.

  SHORT SALES. Each Series may sell securities short "against-the-box." A short sale "against-the-box" is a short sale in which a Series owns an equal amount of the securities sold short or securities convertible into or ex-changeable without payment of further consideration for securities of the same issue as, and equal in amount to, the securities sold short.

  TEMPORARY INVESTMENTS. When the Subadviser believes that market conditions warrant a temporary defensive position, a Series may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. In-vestments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state govern-ments. A Series' investments in commercial paper of U.S. issuers will be lim-ited to (a) obligations rated Prime-1 by Moody's or A-1 by Standard & Poor's or (b) unrated obligations issued by companies having an outstanding unsecured debt issue currently rated A or better by Standard & Poor's. A description of various commercial paper ratings and debt securities ratings appears in Appendix A to the Statement of Additional Information. A Series' investments in foreign short-term instruments will be limited to those that, in the opinion of the Subadviser, equate generally to the standards es-tablished for U.S. short-term instruments.

  Except as noted above, the foregoing investment policies are not fundamental and the Board of Directors of the Fund may change such policies without the vote of a majority of outstanding voting securities of a Series. A more de-tailed description of each Series' investment policies, including a list of those restrictions on each Series' investment activities which cannot be changed without such a vote, appears in the Statement of Additional Informa-tion. Under the 1940 Act, a "vote of a majority of the outstanding voting se-curities" of a Series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Series, or (2) 67% or more of the shares of the Series present at a shareholders' meeting, if more than 50% of the outstanding shares of the Series are represented at the meeting in person or by proxy.

MANAGEMENT SERVICES

  THE MANAGER. The Board of Directors provides broad supervision over the af-fairs of the Fund. Pursuant to a Management Agreement between J. & W. Seligman & Co. Incorporated and the Fund, on behalf of each Series, the Manager admin-isters the business and other affairs of the Fund. The address of the Manager is 100 Park Avenue, New York, NY 10017.

  The Manager also serves as manager of sixteen other investment companies which, together with the Fund, comprise the "Seligman Group." The sixteen other companies are: Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and In-formation Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman New Jersey Tax-Exempt Fund, Inc., Seligman Pennsylvania Tax-Exempt Fund Se-ries, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Selig-man Select Municipal Fund, Inc., Seligman Tax-Exempt Fund Series, Inc., Selig-man Tax-Exempt Series Trust and Tri-Continental Corporation. The aggregate as-sets of the Seligman Group at January 31, 1996 were approximately $11.4 bil-lion. The Manager also provides investment management or advice to individual and institutional accounts having an aggregate value at January 31, 1996 of more than $4 billion.

  Mr. William C. Morris is Chairman and President of the Manager and Chairman of the Board and Chief Executive Officer of the Fund. Mr. Morris owns a ma-jority of the outstanding voting securities of the Manager.

  The Manager provides senior management for Seligman Data Corp., a wholly-owned subsidiary of certain investment companies in the Seligman Group, which performs, at cost, certain recordkeeping functions for the Fund, maintains the records of shareholder accounts and furnishes dividend paying, redemption and related services.

  The Manager is entitled to receive a management fee, calculated daily and payable monthly, equal to an annual rate of 1.00% of the average daily net as-sets of the Series, of which .90% is paid to the Subadviser for services de-scribed below. The management fee is higher than that of many domestic invest-ment companies but is comparable to that of most international and global eq-uity funds. During the fiscal year ended October 31, 1995, the Manager, at its discretion, waived a portion of its fees from the International Fund. Each Se-ries pays all of its expenses other than those assumed by the Manager or the Subadviser including fees for necessary professional and brokerage services, costs of regulatory compliance, costs associated with maintaining corporate existence, custody and shareholder service, shareholder relations and insur-ance costs.

  The management fee paid by each Series and the total expenses for each Se-ries' Class A and Class D shares, expressed as a percentage of average daily net assets of that Series or Class, are presented in the following table for the fiscal year ended October 31, 1995.


                                  MANAGEMENT
                                   FEE RATE
                                   FOR THE
                                    FISCAL       EXPENSE
                                     YEAR      RATIOS FOR
                                    ENDED    THE FISCAL YEAR
             SERIES                10/31/95  ENDED 10/31/95
             ------               ---------- ---------------
                                             CLASS A CLASS D
                                             ------- -------
International Fund                  1.00%     1.69%   2.50%
Global Growth Opportunities Fund    1.00%*    1.94%*  2.69%*
Global Smaller
 Companies Fund                     1.00%     1.83%   2.61%
Global Technology Fund              1.00%     1.91%   2.66%

-------

* Annualized based on the period from 11/1/95 (commencement of operations) through 1/31/96.

  THE SUBADVISER. Seligman Henderson Co. serves as Subadviser to the Fund pur-suant to a Subadvisory Agreement between the Manager and the Subadviser (the "Subadvisory Agreement"). The Subadvisory Agreement provides that the Subadviser will supervise and direct the Series' global investments in accor-dance with each Series' investment objective, policies and restrictions. The Subadviser was founded in 1991 as a joint venture between the Manager and Hen-derson International, Inc., a controlled affiliate of Henderson Administration Group plc. The Subadviser, headquartered in New York, was created to provide international and global investment management services to institutional and individual investors and investment companies in the United States. The Subadviser also currently serves as Subadviser to Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Income Fund, Inc., the Global Portfolio and Global Smaller Companies Portfolio of Seligman Portfolios, Inc. and Tri-Continental Corporation. The address of the Subadviser is 100 Park Avenue, New York, NY 10017.

  PORTFOLIO MANAGERS. The Subadviser's Global Policy Group provides global in-vestment policy, including country weightings, asset allocations and industry sector guidelines, as appropriate for each Series. The Group also provides overall policy with respect to identifying the global economic or social trends which will serve as the focus around which investments will be made with respect to the Global Growth Opportunities Fund.

  The Chairman of the Group is Mr. Iain C. Clark, a Managing Director and Chief Investment Officer of the Subadviser. Mr. Clark is responsible for the day-to-day investment activities of the International Fund and the interna-tional investments of the Global Smaller Companies Fund, including the selec-tion of individual securities for purchase or sale. He is also a Director of Henderson Administration Group plc.

  Mr. Arsen Mrakovcic has responsibility for overeseeing the domestic invest-ments of the Global Smaller Companies Fund. Mr. Mrakovcic, a Managing Director of the Manager since January 1996, joined the Manager in 1992 as a Portfolio Assistant. He was appointed Co-Portfolio Manager of Seligman Frontier Fund Inc. and Vice President, Investment Officer of the Manager on January 1, 1995. He has been the sole Portfolio Manager of Seligman Frontier Fund, Inc. since October 1, 1995.

  The Manager's discussion of the International Fund and the Global Smaller Companies Fund's performance as well as line graphs illustrating comparative performance information between the International Fund and the Morgan Stanley Capital International Europe-Australia-Far East Index, and between the Global Smaller Companies Fund and the Lipper Global Small Company Fund Average and the Morgan Stanley Capital International World Index are included in the Fund's Fiscal 1995 Annual Report to shareholders.

  Messrs. Loris D. Muzzatti and Nitin Mehta have responsibility for directing and overseeing the Global

Growth Opportunities Fund's domestic and international investments, respec-tively.

  Mr. Muzzatti, a Managing Director of the Manager since January 1991, joined the Manager in 1985. He is also Vice President and Portfolio Manager of Selig-man Capital Fund, Inc.; Portfolio Manager of Seligman Growth Fund, Inc.; and Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Se-ligman Capital Portfolio. Mr. Muzzatti also manages a portion of the Manager's institutional accounts.

  Mr. Mehta has been a portfolio manager with Henderson Administration Group plc since September 1994. From May 1993 to September 1994, Mr. Mehta was Head of Currency Management and Derivatives at Quorum Capital Management. From Feb-ruary 1993 to May 1993 he was a consultant with International Finance Corpora-tion. From 1986 through 1992, he was Head of Equity Investments at Shearson Lehman Global Asset Management.

  The Manager's discussion of the Global Growth Opportunities Fund's perfor-mance as well as a line graph illustrating comparative performance information between the Global Growth Opportunities Fund and appropriate broad-based indi-ces will be included in the Fund's next Annual Report to shareholders.

  Mr. Paul H. Wick and Mr. Brian Ashford-Russell have responsibility for di-recting and overseeing the domestic and international investments, respective-ly, of the Global Technology Fund, including the selection of individual secu-rities for purchase or sale.

  Mr. Wick, a Managing Director of the Manager since January 1995, joined the Manager in 1987 as an Associate, Investment Research, and from April 1989 to December 1989 was co-manager of Seligman High-Yield Bond Series. He has been Vice President and Portfolio Manager of Seligman Communications and Informa-tion Fund, Inc. since January 1990 and December 1989, respectively. Previous-ly, Mr. Wick was Vice President and Portfolio Manager of Seligman Frontier Fund, Inc.

  Mr. Ashford-Russell has been a Portfolio Manager with Henderson Administra-tion Group plc since February 1993. He was previously a Portfolio Manager with Touche Remnant & Co.

  The Manager's discussion of the Global Technology Fund's performance as well as a line graph illustrating comparative performance information between the Global Technology Fund, the Lipper Global Fund Average and the Morgan Stanley Capital International World Index are included in the Fund's Fiscal 1995 An-nual Report to shareholders.

  PORTFOLIO TRANSACTIONS. The Management Agreement and Subadvisory Agreement recognize that in the purchase and sale of portfolio securities, the Manager and the Subadviser will seek the most favorable price and execution and, con-sistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager and the Subadviser. The use of brokers who provide investment and market research and securities and economic analysis may result in higher brokerage charges than the use of brokers selected on the basis of the most favorable brokerage com-mission rates, and research and analysis received may be useful to the Manager and Subadviser in connection with their services to other clients as well as to the Fund. In over-the-counter markets, orders are placed with responsible primary market-makers unless a more favorable execution or price is believed to be obtainable.

  Consistent with the rules of the National Association of Securities Dealers, Inc., and subject to seeking the most favorable price and execution available and such other policies as the Directors may determine, the Manager and the Subadviser may consider sales of shares of the Series of the Fund and, if per-mitted by applicable laws, may consider sales of shares of the other mutual funds in the Seligman Group as a factor in the selection of brokers or dealers to execute portfolio transactions for the Series.

  PORTFOLIO TURNOVER. A change in securities held by a Series is known as "portfolio turnover", which may result in the payment by such Series of dealer spreads or underwriting commissions and other transactions costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. Although it is the policy of each Series to hold securities for investment, changes will be made from time to time when the Subadviser believes such changes will strengthen a Series' portfolio. The portfolio turnover of any Series is not expected to ex-ceed 100%.

PURCHASE OF SHARES

  Seligman Financial Services, Inc. ("SFSI"), an affiliate of the Manager, acts as general distributor of the Fund's shares. Its address is 100 Park Ave-nue, New York, NY 10017.

  Each Series issues two classes of shares: Class A shares are sold to invest-ors choosing the initial sales load alternative; and Class D shares are sold to investors choosing no initial sales load, a higher distribution fee and a CDSL on redemptions within one year of purchase. See "Alternative Distribution System" above.

  Shares of the Series may be purchased through any authorized investment dealer. All orders will be executed at the net asset value per share next com-puted after receipt of the purchase order plus, in the case of Class A shares, a sales load which, except for shares purchased under one of the reduced sales load plans, will vary with the size of the purchase as shown in the schedule under "Class A Shares--Initial Sales Load" below.

  THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN A SERIES IS $1,000; SUBSEQUENT INVESTMENTS MUST BE IN THE MINIMUM AMOUNT OF $100 FOR EACH SERIES (EXCEPT FOR INVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS). THE FUND RESERVES THE RIGHT TO RETURN INVESTMENTS THAT DO NOT SATISFY THESE MINIMUMS. EXCEPTIONS TO THESE MINIMUMS ARE AVAILABLE FOR ACCOUNTS ESTABLISHED CONCURRENTLY WITH THE INVEST-A-CHECK(R) SERVICE OR THE SELIGMAN SM TIME HORIZON MATRIX. SM

  Orders received by an authorized dealer before the close of business on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. New York City time) and accepted by SFSI before the close of business (5:00 p.m. New York City time) on the same day will be executed at the Series' net asset value determined as of the close of the NYSE on that day plus, in the case of Class A shares, the applicable sales load. Orders accepted by dealers after the close of the NYSE, or received by SFSI after the close of business, will be executed at the Se-ries' net asset value as next determined plus, in the case of Class A shares, the applicable sales load. The authorized dealer through which a shareholder purchases shares is responsible for forwarding the order to SFSI promptly.

  Payment for dealer purchases may be made by check or by wire. To wire pay-ments, dealer orders must first be placed through SFSI's order desk and as-signed a purchase confirmation number. Funds in payment of the purchase may then be wired to Mellon Bank, N.A., ABA #043000261, A/C (Name of Series) (A or
D), A/C #107-1011. WIRE TRANSFERS MUST INCLUDE THE PURCHASE CONFIRMATION NUM-BER AND CLIENT ACCOUNT REGISTRATION AND ACCOUNT NUMBER. Persons other than dealers who wish to wire payment should contact Seligman Data Corp. for spe-cific wire instructions. Although the Fund makes no charge for this service, the transmitting bank may impose a wire service fee.

  Current shareholders may purchase additional shares at any time through any authorized dealer or by sending a check payable to "Seligman Group of Funds" directly to the Fund at SELIGMAN DATA CORP., P.O. BOX 3936, NEW YORK, NY 10008-3936. Checks for investment must be in U.S. dollars drawn on a domestic bank. The check should be accompanied by an investment slip (which is provided on the bottom of shareholder account statements) and include the shareholder's name, address, account number, Series name, and class of shares. If a share-holder does not provide the required information, Seligman Data

Corp. will seek further clarification and may be forced to return the check to the shareholder. Orders sent directly to Seligman Data Corp. will be executed at such Series' net asset value next determined after the order is accepted plus, in the case of Class A shares, the applicable sales load.

  Seligman Data Corp. will charge a $10.00 service fee for checks returned to it marked "unpaid." This fee may be debited from the shareholder's account. For the protection of the Fund and its shareholders, no redemption proceeds will be remitted to a shareholder with respect to shares purchased by check (unless certified) until the Fund receives notice that the check has cleared, which may be up to 15 days from the credit of the shares to the shareholder's account.

  VALUATION. The net asset value of a Series' shares is determined as of the close of trading on the NYSE (normally, 4:00 p.m. New York City time) each day. Net asset value is calculated separately for each class of shares of a Series. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quo-tations are not readily available are valued at fair value determined in ac-cordance with procedures approved by the Board of Directors. Short-term hold-ings maturing in 60 days or less are generally valued at amortized cost if their original maturity was 60 days or less. Short-term holdings with more than 60 days remaining to maturity will be valued at current market value un-til the 61st day prior to maturity, and will then be valued on an amortized cost basis based on the value of such date unless the Board determines that this amortized cost value does not represent fair market value.

  Although the legal rights of the Class A and Class D shares of each Series are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of Class D shares will generally be lower than the net asset value of Class A shares as a result of the higher distribution fee charged to Class D shares.

  CLASS A SHARES--INITIAL SALES LOAD. Class A shares of each Series are sub-ject to an initial sales load which varies with the size of the purchase as shown in the following schedule, and an annual service fee of up to .25% of the average daily net asset value of Class A shares. See "Administration, Shareholder Services and Distribution Plan" below.

                      CLASS A SHARES--SALES LOAD SCHEDULE

                                     SALES LOAD AS A
                                      PERCENTAGE OF                              REGULAR
                                ----------------------------------------         DEALER
                                                       NET AMOUNT               DISCOUNT
                                                        INVESTED                AS A % OF
                                OFFERING               (NET ASSET               OFFERING
   AMOUNT OF PURCHASE            PRICE                   VALUE)                   PRICE
   ------------------           --------               ----------               ---------
   Less than $   50,000           4.75%                   4.99%                   4.25%
  $   50,000-    99,999           4.00                    4.17                    3.50
     100,000-   249,999           3.50                    3.63                    3.00
     250,000-   499,999           2.50                    2.56                    2.25
     500,000-   999,999           2.00                    2.04                    1.75
   1,000,000- 3,999,999           1.00                    1.01                     .90
   4,000,000 or more*                0                       0                       0

 -------
 * Dealers will receive a fee of
   .15% on sales made without a
   sales load.

  SFSI shall pay broker/dealers, from its own resources, an additional fee in respect of certain investments in Class A shares of the Seligman Mutual Funds by an "eligible employee benefit plan" (as defined below under "Special Pro-grams") which are attributable to the particular broker/dealer. The shares el-igible for the fee are those on which an initial front-end sales load was not paid because either (i) the participating eligible employee benefit plan has at least $1 million invested in the Seligman Mutual Funds or (ii) the partici-pating employer has at least 50 eligible employees to whom such plan is made available. The fee, which is paid monthly, is a percentage of the average daily net asset value of eligible shares based on the length of time the shares have been invested in a Seligman Mutual Fund, as follows: for shares held up to 1 year, .50% per annum; for shares held more than 1 year up to 2 years, .25% per annum; for shares held from 2 years up to 5 years, .10% per annum; and nothing thereafter.

  REDUCED SALES LOADS. Reductions in sales loads apply to purchases of Class A shares by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

 . VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of a Series of the Fund alone, or in any combination of shares of the other mutual funds in the Seligman Group that are sold with a front-end sales load, reaches levels indicated in the above sales load schedule.

 . THE RIGHT OF ACCUMULATION allows an investor to combine the amount being in-vested in Class A shares of the other mutual funds in the Seligman Group sold with a front-end sales load with the total net asset value of shares of those mutual funds already owned that were sold with a front-end sales load and the total net asset value of shares of Seligman Cash Management Fund that were ac-quired by the investor through an exchange of shares of another mutual fund in the Seligman Group on which there was a front-end sales load to determine re-duced sales loads in accordance with the sales load schedule. An investor or a dealer purchasing shares on behalf of an investor must indicate that the in-vestor has existing accounts when making investments or opening new accounts.

 . A LETTER OF INTENT allows an investor to purchase Class A shares over a 13-month period at reduced sales loads, based upon the total amount the investor intends to purchase plus the total net asset value of shares of the other mu-tual funds in the Seligman Group already owned that were sold with a front-end sales load and the total net asset value of shares of Seligman Cash Management Fund that were acquired by the investor through an exchange of shares of an-other mutual fund in the Seligman Group on which there was a front-end sales load. An investor or a dealer purchasing shares on behalf of an investor must indicate that the investor has existing accounts when making investments or opening new accounts. For more information concerning terms of Letters of In-tent, see "Terms and Conditions" on page 33.

  SPECIAL PROGRAMS. Each Series may sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses (and family members of the foregoing) of the Fund, the other investment compa-nies in the Seligman Group, the Manager and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lin-eal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate.

  Class A shares also may be issued without a sales load in connection with the acquisition of cash and securities owned by other investment companies and personal holding companies; to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI; to shareholders of mutual funds with objectives and policies simi-lar to a Series who purchase shares of that Series with redemption proceeds of such funds; to financial institution trust departments; to registered invest-ment advisers exercising discretionary investment authority with respect to the purchase of Fund shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided the Manager or one of its affiliates has entered into an agreement with respect to such ac-counts; pursuant to sponsored arrangements with organizations which make rec-ommendations to or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund; and to "eligible employee benefit plans" (i) which have at least $1 million invested in the Seligman Group of Mutual Funds or (ii) of employers who have at least 50 eligible employees to whom such plan is made available and, regardless of the number of employees, if such plan is established and maintained by any dealer that has a sales agreement with SFSI. "Eligible employee benefit plans" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system ac-ceptable to Seligman Data Corp.

  Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees. Participants in such plans are eligible for reduced sales loads based solely on their individual investments.

  CLASS D SHARES. Class D shares of each Series are sold without an initial sales load but are subject to a CDSL if the shares are redeemed within one year, an annual distribution fee of up to .75 of 1% and an annual service fee of up to .25 of 1%, of the average daily net asset value of the Class D shares. SFSI will make a 1% payment to dealers in respect of purchases of Class D shares.

  A CDSL will be imposed on any redemption of Class D shares which were pur-chased during the preceding twelve months; however, no such charge will be im-posed on shares acquired through the investment of dividends or distributions from any Class D shares within the Seligman Group. The amount of any CDSL will be paid to and retained by SFSI.

  To minimize the application of a CDSL to a redemption, shares acquired pur-suant to the investment of dividends and distributions (which are not subject to a CDSL) will be redeemed first; followed by shares purchased at least one year prior to the redemption. Shares held for the longest period of time within the applicable one year period will then be redeemed. Additionally, for those shares determined to be subject to the CDSL, the application of the 1% CDSL will be made to the current net asset value or original purchase price, whichever is less.

  For example, assume an investor purchased 100 shares in January at a price of $10.00 per share. During the first year, 5 additional shares were acquired through investment of dividends and distributions. In January of the following year, an additional 50 shares are purchased at a price of $12.00 per share. In March of that year, the investor chooses to redeem $1,500.00 from the account which now holds 155 shares with a total value of $1,898.75 ($12.25 per share). The CDSL for this transaction would be calculated as follows:

Total shares to be redeemed
 (122.449 @ $12.25) as follows:...................................... $1,500.00
                                                                      =========
Dividend/Distribution shares
 (5 @ $12.25)........................................................ $   61.25
Shares held more than 1 year
 (100 @ $12.25)......................................................  1,225.00
Shares held less than 1 year subject
 to CDSL (17.449 @ $12.25)...........................................    213.75
                                                                      ---------
 Gross proceeds of redemption........................................ $1,500.00
 Less CDSL (17.449 shares @ $12.00 =
  $209.39 x 1% = $2.09)..............................................     (2.09)
                                                                      ---------
 Net proceeds of redemption.......................................... $1,497.91
                                                                      =========

  For federal income tax purposes, the amount of the CDSL will reduce the gain or increase the loss, as the case may be, on the amount recognized on the re-demption of shares.

  The CDSL will be waived or reduced in the following instances:

  (a) on redemption following the death or disability of a shareholder, as de-fined in section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) in connection with (i) distributions from retirement plans qualified under section 401(a) of the Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to death, disability, retirement, or separation of service), (ii) dis-tributions from a custodial account under section 403(b)(7) of the Code or an individual retirement account ("IRA") due to death, disability, or attainment of age 59 1/2, and (iii) a tax-free return of an excess contribution to an IRA; (c) in whole or in part, in connection with shares sold to current and retired Directors of the Fund; (d) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of shares of any registered investment management company; (e) pursuant to an au-tomatic cash withdrawal service; (f) in connection with the redemption of Class D shares of a Series if such Series is combined with another mutual fund in the Seligman Group, or another similar reorganization transaction; and (g) in connection with the Fund's right to redeem or liquidate an account that holds below a certain minimum number or dollar amount of shares (currently $500).

  If, with respect to a redemption of any Class D shares sold by a dealer, the CDSL is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to SFSI promptly upon notice an amount equal to the 1% payment or a portion of the 1% payment paid on such shares.

  SFSI may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of the Seligman Mutual Funds. SFSI may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman Mutual Funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ registered representatives who have sold or may sell a significant amount of shares of the Fund and/or certain other mutual funds managed by the Manager during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representa-tives and members of their families to places within or outside the United States. The cost to SFSI of such promotional activities and payments will not exceed the amounts of the sales loads retained by SFSI in respect of sales of shares of the Fund and the other Seligman Mutual Funds effected through par-ticipating dealers and shall be consistent with the rules of the National As-sociation of Securities Dealers, Inc. as then in effect.

TELEPHONE TRANSACTIONS


  A shareholder with telephone transaction privileges, AND THE SHAREHOLDER'S BROKER-DEALER REPRESENTATIVE, will have the ability to effect the following transactions via telephone: (i) redemption of Series shares, (ii) exchange of Series shares for shares of another Seligman Mutual Fund, (iii) change of a dividend and/or capital gain distribution option, and (iv) change of address. All telephone transactions are effected through Seligman Data Corp. at (800) 221-2450.

  For Investors who purchase shares by completing and submitting an Account Application (except those accounts registered as trusts (unless the trustee and sole beneficiary are the same person), corporations or group retirement plans): Unless an election is made otherwise on the Account Application, a shareholder and the shareholder's broker-dealer of record, as designated on the Account Application, will automatically receive telephone transaction privileges.

  For investors who purchase shares through a broker-dealer: Telephone serv-ices for a shareholder and the shareholder's representative may be elected by completing a supplemental election application available from the broker-dealer of record.

  For accounts registered as IRAs: Telephone Services will include only ex-changes or address changes.

  For accounts registered as trusts (unless the trustee and sole beneficiary are the same person), corporations or group retirement plans: Telephone re-demptions are not permitted. Additionally, group retirement plans are not per-mitted to change a dividend or gain distribution option.

  All funds with the same account number (i.e., registered exactly the same) as an existing account, including any new fund in which the shareholder in-vests in the future, will automatically include telephone services if the ex-isting account has telephone services. Telephone services may also be elected at any time on a supplemental election application.

  For accounts registered jointly (such as joint tenancies, tenants in common and community property registrations), each owner, by accepting or requesting telephone transaction services, authorizes each of the other owners to effect telephone transactions on his or her behalf.

  During times of drastic economic or market changes, a shareholder or the shareholder's representative may experience difficulty in contacting Seligman Data Corp. to request a redemption or exchange of Fund shares. In these cir-cumstances, the shareholder or the shareholder's representative should con-sider using other redemption or exchange procedures. Use of these other re-demption or exchange procedures will result in your redemption request being processed at a later time than if telephone transactions had been used, and a Series' net asset value may fluctuate during such periods.

  The Fund and Seligman Data Corp. will employ reasonable procedures to con-firm that instructions communicated by telephone are genuine. These will in-clude: recording all telephone calls requesting account activity, requiring that the caller provide certain requested personal and/or account information at the time of the call for the purpose of establishing the caller's identity, and sending a written confirmation of redemptions, exchanges or address changes to the address of record each time activity is initiated by telephone. As long as the Fund and Seligman Data Corp. follow instructions communicated by telephone that were reasonably believed to be genuine at the time of their receipt, neither they nor any of their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. In any instance where the Fund or Seligman Data Corp. is not reasonably satisfied that in-structions received by telephone are genuine, the requested transaction will not be executed, and neither they nor any of their affiliates will be liable for any losses which may occur due to a delay in implementing the transaction. If the Fund or Seligman Data Corp. does not follow the procedures described above, the Fund or Seligman Data Corp. may be liable for any losses due to un-authorized or fraudulent instructions. Telephone transactions must be effected through a representative of Seligman Data Corp., i.e., requests may not be communicated via Seligman Data Corp.'s automated telephone answering system. Shareholders, of course, may refuse or cancel telephone services. Telephone services may be terminated by a shareholder at any time by sending a written request to Seligman Data Corp. TELEPHONE SERVICES MAY NOT BE ESTABLISHED BY A SHAREHOLDER'S REPRESENTATIVE WITHOUT THE WRITTEN AUTHORIZATION OF THE SHARE-HOLDER. Written acknowledgment of termination of telephone services will be sent to the shareholder at the address of record.

REDEMPTION OF SHARES

  A shareholder may redeem shares held in book credit form without charge (ex-cept a CDSL, if applicable) at any time by SENDING A WRITTEN REQUEST to Seligman Data Corp., 100 Park Avenue, New York, NY 10017. The redemption re-quest must be signed by all persons in whose name the shares are registered. A shareholder may redeem shares that are not in book credit form by surrendering certificates in proper form to the same address. Certificates should be sent by registered mail. Share certificates must be endorsed for transfer or accom-panied by an endorsed stock power signed by all shareowners exactly as their name(s) appear(s) on the account registration. The shareholder's letter of in-struction or endorsed stock power should specify the name of the Series, ac-count number, class of shares (A or D) and the number of shares or dollar amount to be redeemed. The Fund cannot accept conditional redemption requests. If the redemption proceeds are (i) $50,000 or more, (ii) to be paid to someone other than the shareholder of record (regardless of the amount) or (iii) to be mailed to other than the address of record (regardless of the amount), the signature(s) of the shareholder(s) must be guaranteed by an eligible financial institution including, but not limited to, the following: banks, trust compa-nies, credit unions, securities brokers and dealers, savings and loan associa-tions and participants in the Securities Transfer Association Medallion Pro-gram (STAMP), the Stock Exchange Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). The Fund reserves the right to reject a signature guarantee where it is believed that the Fund will be placed at risk by accepting such guarantee. A signature guarantee is also nec-essary in order to change the account registration. Notarization by a notary public is not an acceptable signature guarantee. ADDITIONAL DOCUMENTATION MAY BE REQUIRED BY SELIGMAN DATA CORP. IN THE EVENT OF A REDEMPTION BY CORPORA-TIONS, EXECUTORS, ADMINISTRATORS, TRUSTEES, CUSTODIANS OR RETIREMENT PLANS. FOR FURTHER INFORMATION WITH RESPECT TO REDEMPTION REQUIREMENTS, PLEASE CON-TACT THE SHAREHOLDER SERVICES DEPARTMENT OF SELIGMAN DATA CORP. FOR ASSIS-TANCE. In the case of Class A shares and in the case of Class D shares re-deemed after one year, a shareholder will receive the net asset value per share next determined after receipt of a request in good order. If Class D shares are redeemed within one year of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase Of Shares--Class D Shares" above.

  A shareholder may "sell" shares to the Fund through an investment dealer and, in that way, be certain, providing the order is timely, of receiving the net asset value established at the end of the day on which the dealer is given the repurchase order (less any applicable CDSL in the case of Class D shares). The Fund makes no charge for this transaction, but the dealer may charge a service fee. "Sell" or repurchase orders received from an authorized dealer before the close of the NYSE and received by SFSI, the repurchase agent, be-fore the close of business on the same day will be executed at the net asset value per share determined as of the close of the NYSE on that day, less any applicable CDSL. Repurchase orders received from authorized dealers after the close of the NYSE or not received by SFSI prior to the close of business, will be executed at the net asset value determined as of the close of the NYSE on the next trading day, less any applicable CDSL. Shares held in a "street name" account with a broker/dealer may be sold to the Fund only through a broker/dealer.

  TELEPHONE REDEMPTIONS. Telephone redemptions of uncertificated shares may be made once per day, in an amount of up to $50,000. Telephone redemption re-quests received by Seligman Data Corp. at (800) 221-2450 between 8:30 a.m. and 4:00 p.m. New York City time, on any business day will be processed as of the close of business on that day. Redemption requests by telephone will not be accepted within 30 days following an address change. Keogh Plans, IRAs or other retirement plans are not eligible for telephone redemptions. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice.

  For more information about telephone redemptions, and the circumstances un-der which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.

  GENERAL. With respect to shares redeemed, a check for the proceeds will be sent to the shareholder's address of record within seven calendar days after acceptance of the redemption or repurchase order and will be made payable to all of the registered owners on the account. With respect to shares repur-chased by the Fund, a check for the proceeds will be sent to the investment dealer within seven days after acceptance of the repurchase order and will be made payable to the investment dealer. The Fund will not permit redemptions of shares with respect to shares purchased by check (unless certified) until the Fund receives notice that the check has cleared, which may be up to 15 days from the credit of such shares to the shareholder's account. The proceeds of a redemption or repurchase may be more or less than the shareholder's cost.

  The Fund reserves the right to redeem shares owned by a shareholder whose investment in a Series has a value of less than a minimum specified by the Fund's Board of Directors, which is presently $500. Shareholders are sent a notice before such redemption is processed stating that the value of their in-vestment in a Series is less than the specified minimum and that they have sixty days to make an additional investment.

  REINSTATEMENT PRIVILEGE. If a shareholder redeems Class A shares of a Series and then decides to reinvest them, or to shift the investment to another Se-ries of the Fund or to one of the other mutual funds in the Seligman Group, a shareholder may, within 120 calendar days of the date of the redemption, use all or any part of the proceeds of the redemption to reinstate, free of sales load, all or any part of the investment in shares of the Series or in shares of any of the other mutual funds in the Seligman Group. If a shareholder re-deems Class D shares and the redemption was subject to a CDSL, the shareholder may reinstate the investment in shares of the same class of the Series or of any of the other mutual funds in the Selig-man Group within 120 calendar days of the date of redemption and receive a credit for the CDSL paid. Such invest-ment will be reinstated at the net asset value per share established as of the close of the NYSE on the day the request is received. Seligman Data Corp. must be informed that the purchase is a reinstated investment. REINSTATED SHARES MUST BE REGISTERED EXACTLY AND BE OF THE SAME CLASS AS THE SHARES PREVIOUSLY REDEEMED.

  Generally, exercise of the Reinstatement Privilege does not alter the fed-eral income tax status of any capital gain realized on a sale of a Series' shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the same Series, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds rein-vested.

ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLANS

  Under each Series' Administration, Shareholder Services and Distribution Plan (the "Plans"), each Series may pay to SFSI an administration, shareholder services and distribution fee in respect of each Series' Class A and Class D shares. Payments under the Plans may include, but are not limited to: (i) com-pensation to securities dealers and other organizations ("Service Organiza-tions") for providing distribution assistance with respect to assets invested in a Series, (ii) compensation to Service Organizations for providing adminis-tration, accounting and other shareholder services with respect to Series' shareholders, and (iii) otherwise promoting the sale of shares of each Series, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying SFSI's costs incurred in connection with its marketing efforts with respect to shares of the Series. The Manager, in its sole discretion, may also make similar payments to SFSI from its own re-sources which may include the management fee that the Manager receives from each Series.

  Under the Plans, each Series reimburses SFSI for its expenses with respect to Class A shares at an annual rate of up to .25% of the average daily net as-set value of a Series' Class A shares. It is expected that the proceeds from the fee in respect of Class A shares will be used primarily to compensate Service Organizations which enter into agreements with SFSI. Such Service Or-ganizations will receive from SFSI a continuing fee of up to .25%, on an an-nual basis, payable quarterly, of the average daily net assets of a Series' Class A shares attributable to the particular Service Organization for provid-ing personal services and/or the maintenance of shareholder accounts. The fee payable from time to time is, within such limit, determined by the Directors of the Fund.

  Under the Plans, each Series reimburses SFSI for its expenses with respect to Class D shares at an annual rate of up to 1% of the average daily net asset value of Class D shares. Proceeds from a Series' Class D distribution fee will be used primarily to compensate Service Organizations for administration, shareholder services and distribution assistance (including a continuing fee of up to .25%, on an annual basis, of the average daily net asset value of a Series' Class D shares attributable to particular Service Organizations for providing personal service and/or the maintenance of shareholder accounts) and will initially be used by SFSI to defray the expense of the 1% payment to be made by it to Service Organizations at the time of the sale of Class D shares. The amounts expended by SFSI in any one year upon the initial purchase of Class D shares may exceed the amounts received by it from the Plan payments retained. Expenses of administration, shareholder services and distribution of a Series' Class D shares in one fiscal year may be paid from a Series' Class D Plan fees received in any other fiscal year.

  The Plan as it relates to the Class A and Class D shares of the Interna-tional Fund was first approved by the Fund's Board of Directors on July 15, 1993 and by the shareholders of the International Fund on September 21, 1993. The Plan as it relates to the Class A and Class D shares of the Global Growth Opportunities Fund was approved by the Fund's Board of Directors on September 21, 1995 and by the sole shareholder of the Global Growth Opportunities Fund on October 30, 1995. The Plan as it relates to the Class A and Class D shares of the Global Smaller Companies Fund was first approved by the Fund's Board of Directors on July 16, 1992 and by the shareholders of the Global Smaller Com-panies Fund on May 20, 1993. The Plan as it relates to the Class A and Class D shares of the Global Technology Fund was first approved by the Directors on March 17, 1994 and by the sole shareholder of the Global Technology Fund on May 20, 1994. The Plans are reviewed by the Directors annually. The total amounts paid for the fiscal year ended October 31, 1995 in respect of each Se-ries' Class A and Class D shares' average daily net assets pursuant to the Plans were as follows:


                             % OF
                            AVERAGE
                          NET ASSETS
                        ---------------
   SERIES               CLASS A CLASS D
   ------               ------- -------
International Fund       .11%    1.00%
Global Growth
 Opportunities Fund      .25%*   1.00%*
Global Smaller
 Companies Fund          .22%    1.00%
Global Technology Fund   .24%    1.00%

-------

*Annualized based on the period from 11/1/95 (commencement of operations) through 1/31/96.

  Seligman Services, Inc. ("SSI"), an affiliate of the Manager, is a limited purpose broker/dealer. SSI acts as a broker/dealer of record for most share-holder accounts that do not have a designated broker/dealer of record, includ-ing all such shareholder accounts established after April 1, 1995, and re-ceives compensation for providing personal service and account maintenance to such accounts of record.

EXCHANGE PRIVILEGE

  A shareholder may, without charge, exchange at net asset value any or all of an investment in a Series for shares of another Series or for shares of any of the other mutual funds in the Seligman Group. Exchanges may be made by mail, or by telephone if the shareholder has telephone services.

  Class A shares may be exchanged only for Class A shares, and Class D shares may be exchanged only for Class D shares, of another Series or another mutual fund in the Seligman Group. All exchanges will be made on the basis of rela-tive net asset value.

  If Class D shares that are subject to a CDSL are exchanged for Class D shares of another mutual fund in the Seligman Group, for purposes of assessing the CDSL payable upon disposition of the exchanged Class D shares, the one year holding period shall be reduced by the holding period of the original Class D shares.

  Aside from the Series described in this Prospectus, the mutual funds in the Seligman Group available under the Exchange Privilege are:

 . SELIGMAN CAPITAL FUND, INC. seeks aggressive capital appreciation. Current income is not an objective.

 . SELIGMAN CASH MANAGEMENT FUND, INC. invests in high-quality money market in-struments. Shares are sold at net asset value.

 . SELIGMAN COMMON STOCK FUND, INC. seeks favorable current income and long-term growth of both income and capital value without exposing capital to undue risk.

 . SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC. invests in shares of com-panies in the communications, information and related industries to produce capital gain. Income is not an objective.

 . SELIGMAN FRONTIER FUND, INC. seeks to produce growth in capital value, in-come may be considered but will only be incidental to the fund's investment objective.

 . SELIGMAN GROWTH FUND, INC. seeks longer-term growth in capital value and an increase in future income.

 . SELIGMAN HIGH INCOME FUND SERIES seeks high current income by investing in debt securities. The Fund consists of the U.S. Government Securities Series and the High-Yield Bond Series.

 . SELIGMAN INCOME FUND, INC. seeks high current income and the possibility of improvement of future income and capital value.

 . SELIGMAN NEW JERSEY TAX-EXEMPT FUND, INC. invests in investment grade New Jersey tax-exempt securities.

 . SELIGMAN PENNSYLVANIA TAX-EXEMPT FUND SERIES invests in investment grade Pennsylvania tax-exempt securities.

 . SELIGMAN TAX-EXEMPT FUND SERIES, INC. consists of several State Series and a National Series. The National Tax-Exempt Series seeks to provide maximum in-come exempt from Federal income taxes; individual state series, each seeking to maximize income exempt from Federal income taxes and from personal income taxes in designated states, are available for Colorado, Georgia, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New York, Ohio, Oregon and South Carolina.

 . SELIGMAN TAX-EXEMPT SERIES TRUST includes California Tax-Exempt Quality Se-ries, California Tax-Exempt High-Yield Series, Florida Tax-Exempt Series and North Carolina Tax-Exempt Series, each of which invests in tax-exempt securi-ties of its designated state.

  All permitted exchanges will be based on the net asset values of the respec-tive funds determined at the close of the NYSE on that day. Telephone requests for exchanges must be received between 8:30 a.m.

and 4:00 p.m. New York City time, on any business day, by Seligman Data Corp. at (800) 221-2450, and will be processed as of the close of business on that day. The registration of an account into which an exchange is made must be identical to the registration of the account from which shares are exchanged. When establishing a new account by an exchange of shares, the shares being ex-changed must have a value of at least the minimum initial investment required by the mutual fund into which the exchange is being made. The method of re-ceiving distributions, unless otherwise indicated, will be carried over to the new fund account, as will telephone services. Account services, such as In-vest-A-Check (R) Service, Directed Dividends and Automatic Cash Withdrawal Service will not be carried over to the new fund account unless specifically requested and permitted by the new fund. Exchange orders may be placed to ef-fect an exchange of a specific number of shares, an exchange of shares equal to a specific dollar amount or an exchange of all shares held. Shares for which certificates have been issued may not be exchanged via telephone and may be exchanged only upon receipt of an exchange request together with certifi-cates representing shares to be exchanged in proper form.

  Telephone exchanges are only available to shareholders whose accounts are registered individually, jointly, or as IRAs. The Exchange Privilege via mail is generally applicable to investments in an IRA and other retirement plans, although some restrictions may apply. The terms of the exchange offer de-scribed herein may be modified at any time; and not all of the mutual funds in the Seligman Group are available to residents of all states. Before making any exchange, a shareholder should contact an authorized investment dealer or Se-ligman Data Corp. to obtain prospectuses of any of the Seligman Mutual Funds.

  A broker/dealer representative of record will be able to effect exchanges on behalf of a shareholder only if the shareholder has telephone services or if the broker/dealer has entered into a Telephone Exchange Agreement with SFSI wherein the broker/dealer must agree to indemnify SFSI and the Seligman Mutual Funds from any loss or liability incurred as a result of the acceptance of telephone exchange orders. Written confirmation of all exchanges will be for-warded to the shareholder to whom the exchanged shares are registered and a duplicate confirmation will be sent to the dealer of record listed on the ac-count.

  SFSI reserves the right to reject any telephone exchange request. Any re-jected telephone exchange order may be processed by mail. For more information about telephone exchange privileges, which, unless objected to, are assigned to certain shareholders automatically, and the circumstances under which shareholders may bear the risk of loss for a fraudulent transaction, see "Tel-ephone Transactions" above.

  Exchanges of shares are sales and may result in a gain or loss for Federal income tax purposes.

FURTHER INFORMATION ABOUT TRANSACTIONS IN THE FUND

  Because excessive trading (including short-term, "market timing" trading) can hurt a Series' performance, the Fund, on behalf of a Series, may refuse any exchange (1) from any shareholder account from which there have been two exchanges in the preceding three month period, or (2) where the exchanged shares equal in value the lesser of $1,000,000 or 1% of the Series' net as-sets. The Fund may also refuse any exchange or purchase order from any share-holder account if the shareholder or the shareholder's broker/dealer has been advised that previous patterns of purchases and redemptions or exchanges have been considered excessive. Accounts under common ownership or control, includ-ing those with the same taxpayer ID number and those administered so as to re-deem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose. Additionally, the Fund re-serves the right to refuse any order for the purchase of shares.

DIVIDENDS AND DISTRIBUTIONS

  Dividends payable from each Series' net investment income are distributed at least annually. Payments vary in amount depending on income received from portfolio securities and the cost of operations. Each Series distributes sub-stantially all of any taxable net long-term and short-term gain realized on investments to shareholders at least annually. Dividends and distributions will generally be taxable to shareholders in the year in which they are de-clared by the Fund if paid before February 1 of the following year.

  Shareholders may elect (1) to receive both dividends and gain distributions in shares; (2) to receive dividends in cash and gain distributions in shares; or (3) to receive both dividends and gain distributions in cash. In the case of prototype retirement plans, dividends and capital gain distributions are reinvested in additional shares. Unless another election is made, dividends and capital gain distributions will be credited to shareholder accounts in ad-ditional shares. Shares acquired through a dividend or gain distribution and credited to a shareholder's account are not subject to an initial sales load or a CDSL. Dividends and gain distributions paid in shares are invested at the net asset value on the ex-dividend date. Shareholders may elect to change their dividend and gain distribution options by writing Seligman Data Corp. at the address listed below. If the shareholder has telephone services, changes may also be telephoned to Seligman Data Corp. between 8:30 a.m. and 6:00 p.m. New York City time, by either the shareholder or the broker/dealer of record on the account. For information about telephone services, see "Telephone Transactions." These elections must be received by Seligman Data Corp. before the record date for the dividend or distribution in order to be effective for such dividend or distribution.

  The per share dividends from net investment income on Class D shares will be lower than the per share dividends on Class A shares as a result of the higher distribution fee applicable with respect to Class D shares. Per share divi-dends of the two classes may also differ as a result of differing class ex-penses. Distributions of net capital gains, if any, will be paid in the same amount for Class A and Class D shares. See "Purchase Of Shares--Valuation."

  Shareholders exchanging shares of a mutual fund for shares of another Series or of another mutual fund in the Seligman Group will continue to receive divi-dends and gains as elected prior to such exchange unless otherwise specified. In the event that a shareholder redeems all shares in an account between the record date and the payable date, the value of dividends or gain distributions declared and payable will be paid in cash regardless of the existing election.

FEDERAL INCOME TAXES

  Each Series intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). For each year so qualified, each Series will not be subject to Federal income taxes on its net investment income and capital gains, if any, realized during any tax-able year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distrib-uted to shareholders each year.

  Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to the shareholders, whether re-ceived in cash or reinvested in additional shares, and, to the extent desig-nated as derived from a Series' dividend income that would be eligible for the dividends received deduction if the Series were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% divi-dends received deduction for corporations.

  Distributions of net capital gains, i.e., the excess of net long-term capi-tal gains over any net short-term losses, are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long shares have been held by the shareholders; such distributions are not eligible for the dividends received deduction allowed to corporate shareholders.

  Any gain or loss realized upon a sale or redemption of shares of a Series by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Series if, within a period beginning 30 days before the date of such sale or disposition and end-ing 30 days after such date, the holder acquires (such as through dividend re-investment) securities that are substantially identical to the shares of the Series.

  In determining gain or loss on shares of a Series that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permit-ted to include in the tax basis attributable to such shares the sales load in-curred in acquiring such shares to the extent of any subsequent reduction of the sales load by reason of the Exchange or Reinstatement Privilege offered by the Fund. Any sales load not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

  A Series will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on a basis such that such income or gain is not taxable to share-holders in the calendar year in which it was earned. Furthermore, dividends declared in October, November or December payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Series and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

  Portions of a Series' investment income may be subject to foreign income taxes withheld at source. Each Series intends to operate so as to meet the re-quirements of the Code to enable it, subject to certain limitations imposed by the Code, to "pass through" to its shareholders credit for foreign taxes paid, but there can be no assurance that a Series will be able to do so. See "Taxes" in the Statement of Additional Information.

  UNLESS A SHAREHOLDER INCLUDES A CERTIFIED TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) ON THE ACCOUNT APPLICATION AND CERTI-FIES THAT THE SHAREHOLDER IS NOT SUBJECT TO BACKUP WITHHOLDING, THE FUND IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY A PORTION OF DISTRIBUTIONS AND OTHER REPORTABLE PAYMENTS TO THE SHAREHOLDER. THE RATE OF BACKUP WITHHOLD-ING IS 31%. SHAREHOLDERS SHOULD BE AWARE THAT, UNDER REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE, THE FUND MAY BE FINED $50 ANNUALLY FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. IN THE EVENT THAT SUCH A FINE IS IMPOSED, THE FUND MAY CHARGE A SERVICE FEE OF UP TO $50 THAT MAY BE DEBITED FROM THE SHAREHOLDER'S ACCOUNT AND OFFSET AGAINST ANY UNDISTRIBUTED DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS. THE FUND ALSO RESERVES THE RIGHT TO CLOSE ANY ACCOUNT WHICH DOES NOT HAVE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER.

  Shareholders are urged to consult their tax advisers concerning the effect of federal income taxes in their individual circumstances.

SHAREHOLDER INFORMATION

  Shareholders will be sent reports semi-annually regarding the Fund. General information about the Fund and its Series may be requested by writing the Cor-porate Communications/Investor Relations Department, J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017 or telephoning the Corporate Communications/Investor Relations Department toll-free at (800) 221-7844 from all continental United States, except New York, or (212) 850-1864 in New York State and the Greater New York City area. Information about shareholder ac-counts may be requested by writing Shareholder Services, Seligman Data Corp. at the same address or by telephone toll-free by dialing (800) 221-2450 from all continental United States. Seligman Data Corp. may be telephoned Monday through Friday (except holidays), between the hours of 8:30 a.m. and 6:00 p.m. New York City time, and calls will be answered by shareholder service repre-sentatives.

  24 HOUR TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE PHONE, WHICH PROVIDES INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BAL-ANCE, MOST RECENT TRANSACTION AND OTHER INFORMATION. IN ADDITION, ACCOUNT STATEMENTS AND FORM 1099-DIV CAN BE ORDERED. TO INSURE PROMPT DELIVERY OF DIS-TRIBUTION CHECKS, ACCOUNT STATEMENTS AND OTHER INFORMATION, SELIGMAN DATA CORP. SHOULD BE NOTIFIED IMMEDIATELY IN WRITING OF ANY ADDRESS CHANGE. ADDRESS CHANGES MAY BE TELEPHONED TO SELIGMAN DATA CORP. IF THE SHAREHOLDER HAS TELE-PHONE SERVICES. FOR MORE INFORMATION ABOUT TELEPHONE SERVICES, SEE "TELEPHONE TRANSACTIONS" ABOVE.

  ACCOUNT SERVICES. Shareholders are sent confirmation of financial transac-tions.

  Other investor services are available. These include:

  . INVEST-A-CHECK (R) SERVICE enables a shareholder to authorize additional purchases of shares automatically by electronic funds transfer from a checking or savings account, if the bank that maintains the account is a member of the Automated Clearing House ("ACH"), or by preauthorized checks to be drawn on the shareholder's checking account at regular monthly intervals in fixed amounts of $100 or more per Series, or regular quarterly intervals in fixed amounts of $250 or more per Series, to purchase shares. Accounts may be estab-lished concurrently with the Invest-A-Check(R) Service only if accompanied by a $100 minimum investment in conjunction with the monthly investment option or a $250 minimum investment in conjunction with the quarterly investment option. (See "Terms and Conditions" on page 33).

  . AUTOMATIC DOLLAR-COST-AVERAGING SERVICE permits a shareholder of Class A shares of Seligman Cash Management Fund to exchange a specified amount, at regular monthly intervals in fixed amounts of $100 or more, or regular quar-terly intervals in fixed amounts of $250 or more, into Class A shares of any other Seligman Mutual Fund, including a Series of the Fund, registered in the same name. The shareholder's Cash Management Fund account must have a dollar value of at least $5,000 at the initiation of the service. Exchanges will be made at the public offering price.

  . DIVIDENDS FROM OTHER INVESTMENTS permits a shareholder to order dividends payable on shares of other companies to be paid to and invested in additional shares of a Series. (Dividend checks must meet or exceed the required minimum purchase amount and include the shareholder's name, the name of the Series and the class of shares in which the investment is to be made and the sharehold-er's account number.)

  . AUTOMATIC CD TRANSFER SERVICE permits a shareholder to instruct a bank to invest the proceeds of a maturing bank certificate of deposit ("CD") in shares of any designated Seligman Mutual Fund. Shareholders who wish to use this service should contact Seligman Data Corp. or a broker to obtain the necessary documentation. Banks may charge a penalty on CD assets withdrawn prior to ma-turity. Accordingly, it will not normally be advisable to liquidate a CD be-fore its maturity.

  . AUTOMATIC CASH WITHDRAWAL SERVICE permits payments at regular intervals to be made to a shareholder who owns or purchases Class A shares worth $5,000 or more held as book credits. Holders of Class D shares may elect to use this service with respect to shares that have been held for at least one year. (See "Terms and Conditions" on page 33).

  . DIRECTED DIVIDENDS allows a shareholder to pay dividends to another person or to direct the payment of such dividends to another mutual fund in the Se-ligman Group for purchase at net asset value. Dividends on Class A and Class D shares may be directed only to shares of the same class of another mutual fund in the Seligman Group.

  . OVERNIGHT DELIVERY to service shareholder requests is available for a $15.00 fee which may be debited from a shareholder's account, if requested.

  . COPIES OF ACCOUNT STATEMENTS will be sent to each shareholder free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10.00 per year, per ac-count, with a maximum charge of $150 per account. Statement requests should be forwarded, along with a check payable to Seligman Data Corp.

  TAX-DEFERRED RETIREMENT PLANS. Shares of each Series may be purchased for all types of tax-deferred retirement plans. SFSI makes available plans, plan forms and custody agreements for:

  --Individual Retirement Accounts (IRAs);

  --Simplified Employee Pension Plans (SEPs);

  --Section 401(k) Plans for corporations and their employees;

  --Section 403(b)(7) Plans for employees of public school systems and cer-tain non-profit organizations who wish to make deferred compensation ar-rangements; and

  --Pension and Profit Sharing Plans for sole proprietorships, corporations and partnerships.

  These types of plans may be established only upon receipt of a written ap-plication form. The Fund may register an IRA investment for which an account application has not been received as an ordinary taxable account.

  Information may be requested by writing Pension Plan Services, Seligman Data Corp., 100 Park Avenue, New York, NY 10017 or telephoning toll-free (800) 445-1777 from all continental United States or through an authorized dealer.

ADVERTISING A SERIES' PERFORMANCE

  From time to time, a Series advertises its "total return" and "average an-nual total return", each of which is calculated separately for Class A and Class D shares. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT IN-TENDED TO INDICATE FUTURE PERFORMANCE. The "total return" shows what an in-vestment in shares of Class A and Class D of a Series would have earned over a specified period of time (for example, one, five and ten year periods or since inception) assuming the payment of the maximum front-end sales load, if any (or CDSL upon redemption, if applicable), when the investment was made and that all distributions and dividends paid by the Series were reinvested on the reinvestment dates during the period. The "average annual total return" is the annual rate required for initial payment to grow to the amount which would be received at the end of the specified period (one, five and ten year periods or since inception of the Series), i.e., the average annual compound rate of re-turn. Total return and average annual total return may also be presented with-out the effect of an initial sales load or CDSL, as applicable. Total return and average annual total return for Class A shares of the International Fund quoted from time to time are not adjusted for the period prior to September 21, 1993 for the annual administration, shareholder services and distribution fee. Such fee, if reflected, would reduce the performance quoted. The waiver by the Manager and Subadviser of their fees and reimbursement of certain ex-penses during certain periods (as set forth under "Financial Highlights" here-in) would positively affect the performance results quoted.

  From time to time, reference may be made in advertising or promotional mate-rial to performance information, including mutual fund rankings, prepared by Lipper Analytical Service, Inc. ("Lipper"), an independent reporting service that monitors the performance of mutual funds. In calculating the total return of a Series' Class A and Class D shares, the Lipper analysis assumes invest-ment of all dividends and distributions paid but does not take into account applicable sales loads. A Series may also refer in advertisements or in other promotional material to articles, comments, listings and columns in the finan-cial press pertaining to the Series' performance. Examples of such financial and other press publications include Barron's, Business Week, CDA/Weisenberger Mutual Fund Investment Report, Christian Science Monitor, Financial Planning, Financial Times, Financial World, Forbes, Fortune, Individual Investor, In-vestment Advisor, Investors Business Daily, Kiplinger's, Los Angeles Times, MONEY Magazine, Morningstar, Inc., Pensions and Investments, Smart Money, The New York Times, USA Today, U.S. News and World Report, The Wall Street Jour-nal, Washington Post, Worth Magazine and Your Money.

ORGANIZATION AND CAPITALIZATION

  The International Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund and the Global Technology Fund are each separate series of Seligman Henderson Global Fund Series, Inc., an open-end investment company incorporated under the laws of the state of Maryland on November 22, 1991. The name of the Fund was changed from Seligman International Fund Series Inc., to its present name on May 25, 1993. The Directors of the Fund are authorized to issue, create and classify shares of capital stock in separate series without further action by shareholders. To date, shares in the four Series described herein have been authorized. Shares of capital stock of each Series have a par value $.001 and are divided into two classes. Each share of a Series' Class A and Class D common stock is equal as to earnings, assets and voting privi-leges, except that each class bears its own separate distribution and, poten-tially, certain other class expenses and has exclusive voting rights with re-spect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. The Fund has adopted a plan (the "Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in re-spect of assets specifically allocated to such class. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permit-ted by the Multiclass Plan and Rule 18f-3. All shares have non-cumulative vot-ing rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion or preemptive rights.

                             TERMS AND CONDITIONS

                          GENERAL ACCOUNT INFORMATION

  Investments will be made in as many shares of a Series, including fractions to the third decimal place, as can be purchased at the net asset value plus a sales load, if applicable, at the close of business on the day payment is re-ceived. If a check in payment of a purchase of Fund shares is dishonored for any reason, Seligman Data Corp. will cancel the purchase and may redeem addi-tional shares, if any, held in a shareholder's account in an amount sufficient to reimburse the Fund for any loss it may have incurred and charge a $10.00 return check fee. Shareholders will receive dividends from investment income and any distributions from gain realized on investments in shares or in cash according to the option elected. Dividend and gain options may be changed by notice to Seligman Data Corp. in writing at least five business days prior to the payable date. Stock certificates will not be issued, unless requested. Re-placement stock certificate will be subject to a surety fee.

                          INVEST-A-CHECK (R) SERVICE

  The Invest-A-Check (R) Service is available to all shareholders. The appli-cation is subject to acceptance by the shareholder's bank and Seligman Data Corp. The electronic funds transfer ("ACH debit") or preauthorized check in the amount specified will be invested in the shareholder's account on the fifth day (unless otherwise specified) of each month (or on the prior business day if such day of the month falls on a weekend or holiday) in which an in-vestment is scheduled and invested at the public offering price, if applica-ble, at the close of business on the same date. After the initial investment, the value of shares held in the shareholder's account must equal not less than two regularly scheduled investments. If an ACH debit or preauthorized check is not honored by the shareholder's bank, or if the value of shares held falls below the required minimum, the Service will be suspended. In the event that a check or ACH debit is returned "unpaid," Seligman Data Corp. will cancel the purchase, redeem shares held in the shareholder's account for an amount suffi-cient to reimburse the Fund for any loss it may have incurred as a result, and charge a $10.00 return check fee. This fee may be deducted from the sharehold-er's account. Service will be reinstated upon written request indicating that the cause of interruption has been corrected. The Service may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. The shareholder agrees to hold the Fund and its agents free from all liability which may result from acts done in good faith and pursuant to these terms. In-structions for establishing Invest-A-Check (R) Service are given on the Ac-count Application. In the event the shareholder exchanges all of the shares from one Seligman Mutual Fund to another, the shareholder must re-apply for the Invest-A-Check (R) Service in the Seligman Mutual Fund into which the ex-change was made. In the event of a partial exchange, the Invest-A-Check (R) Service will be continued, subject to the above conditions, in the Seligman Mutual Fund from which the exchange was made. Accounts established in connec-tion with the Invest-A-Check (R) Service must be accompanied by a minimum ini-tial investment of at least $100 in connection with the monthly investment op-tion or $250 in connection with the quarterly investment option. If the share-holder uses the Invest-A-Check (R) Service to make an IRA investment, the pur-chase will be credited as a current year contribution. If the shareholder uses the Invest A-Check (R) Service to make an investment in a pension or profit sharing plan, the purchase will be credited as a current year employer contri-bution.

                       AUTOMATIC CASH WITHDRAWAL SERVICE

  The Automatic Cash Withdrawal Service is available to Class A shareholders and to Class D shareholders with respect to Class D shares held for one year or more. A sufficient number of full and fractional shares will be redeemed to provide the amount required for a scheduled payment. Redemptions will be made at the net asset value at the close of business on the specific day designated by the shareholder of each month (or on the prior business day if the day specified falls on a weekend or holiday). The shareholder may change the amount of scheduled payments or may suspend payments by written notice to Se-ligman Data Corp. at least ten days prior to the effective date of such a change or suspension. The Service may be terminated by the shareholder or Se-ligman Data Corp. at any time by written notice. It will be terminated upon proper notification of the death or legal incapacity of the shareholder. This Service is considered terminated in the event a withdrawal of shares, other than to make scheduled withdrawal payments, reduces the value of shares re-maining on deposit to less than $5,000. Continued payments in excess of divi-dend income invested will reduce and ultimately exhaust capital. Withdrawals, concurrent with purchases of shares of this or any other investment company, will be disadvantageous because of the payment of duplicative sales loads, if applicable. For this reason, additional purchases of Fund shares are discour-aged when the Withdrawal Service is in effect.

                     LETTER OF INTENT--CLASS A SHARES ONLY

  Seligman Financial Services, Inc. will hold in escrow shares equal to 5% of the minimum purchase amount specified. Dividends and distributions on the escrowed shares will be paid directly to the shareholder or credited to the shareholder's account. All shares held in escrow will be deposited in the shareholder's account in book credit form, or, if requested, delivered to the shareholder upon completion of the Letter of Intent. The shareholder may in-clude toward completion of a Letter of Intent the total asset value of shares of the Seligman Mutual Funds on which a front-end sales load was paid as of the date of the Letter. If the total amount invested within the thirteen-month period does not equal or exceed the specified minimum purchase, the share-holder will be requested to pay the difference between the amount of the sales load paid and the amount of the sales load applicable to the total purchase made. If, within 20 days following the mailing of a written request, the shareholder has not paid this additional sales load to Seligman Financial Services, Inc., sufficient escrowed shares will be redeemed for payment of the additional sales load. Shares remaining in escrow after this payment will be released to the shareholder's account. The intended purchase amount may be in-creased at any time during the thirteen-month period by filing a revised Agreement for the same period, provided that the Dealer furnishes evidence that an amount representing the reduction in sales load under the new Agree-ment, which becomes applicable on purchases already made under the original Agreement, will be refunded to the Fund and that the required additional escrowed shares will be purchased by the shareholder.

  Shares of Seligman Cash Management Fund, Inc. which have been acquired by an exchange of shares of another mutual fund in the Seligman Group on which there is a front-end sales load may be taken into account in completing a Letter of Intent, or for Right of Accumulation. However, shares of the Seligman Cash Management Fund which have been purchased directly may not be used for pur-poses of determining reduced sales loads on additional purchases of the other mutual funds in the Seligman Group.

                                                                      3/96

                      [This page intentionally left blank]

                              SELIGMAN HENDERSON

GLOBAL FUND SERIES, INC.

SELIGMAN HENDERSON INTERNATIONAL FUND

SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND

-------------------------------------------------------------------------------

100 Park Avenue
New York, NY 10017

-------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                            PAGE
Summary Of Series Expenses.................................................   3
Financial Highlights.......................................................   4
Alternative Distribution System............................................   6
Investment Objectives And Policies.........................................   7
Management Services........................................................  14
Purchase Of Shares.........................................................  17
Telephone Transactions.....................................................  21
Redemption Of Shares.......................................................  23
Administration, Shareholder Services And Distribution Plans................  24
Exchange Privilege.........................................................  26
Further Information About Transactions In The Fund.........................  27
Dividends And Distributions................................................  28
Federal Income Taxes.......................................................  28
Shareholder Information....................................................  30
Advertising A Series' Performance..........................................  31
Organization And Capitalization............................................  32



-------------------------------------------------------------------------------

EQSH1 3/96

                              SELIGMAN HENDERSON

GLOBAL FUND SERIES, INC.

SELIGMAN HENDERSON INTERNATIONAL FUND

SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND

SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND

SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND

-------------------------------------------------------------------------------

A CAPITAL APPRECIATION FUND

-------------------------------------------------------------------------------




PROSPECTUS

March 1, 1996


-------------------------------------------------------------------------------







                       STATEMENT OF ADDITIONAL INFORMATION
                                  March 1, 1996

                      SELIGMAN HENDERSON INTERNATIONAL FUND
               SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND
                SELIGMAN HENDERSON GLOBAL SMALLER COMPANIES FUND
                    SELIGMAN HENDERSON GLOBAL TECHNOLOGY FUND
                                    series of
                   SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.


                                 100 Park Avenue
                            New York, New York 10017
                     New York City Telephone (212) 850-1864
       Toll Free Telephone: (800) 221-2450 - all continental United States
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777


         This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus, dated March 1, 1996, which includes the Seligman Henderson International Fund (the "International Fund"), the Seligman Henderson Global Growth Opportunities Fund (the "Global Growth Opportunities Fund"), the Seligman Henderson Global Smaller Companies Fund (the "Global Smaller Companies Fund") and the Seligman Henderson Global Technology Fund (the "Global Technology Fund"), each a separate series (individually, a "Series") of Seligman Henderson Global Fund Series, Inc. (the "Fund"). It should be read in conjunction with the Fund's Prospectus, which may be obtained by writing or calling the Fund at the above address or telephone numbers. This Statement of Additional Information, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety.


         Each Series of the Fund offers two classes of shares. Class A shares may be purchased at net asset value plus a sales load of up to 4.75%. Class D shares may be purchased at net asset value and are subject to a contingent deferred sales load ("CDSL") of 1% if redeemed within one year.

         Each Series' Class A and Class D shares represent an identical legal interest in the investment portfolio of such Series and have the same rights except for certain class expenses and except that Class D shares bear a higher distribution fee that generally will cause the Class D shares to have a higher expense ratio and pay lower dividends than Class A shares. Each Class has exclusive voting rights with respect to its distribution plan. Although holders of Class A and Class D shares have identical legal rights, the different expenses borne by each Class will result in different net asset values and dividends. The two classes also have different exchange privileges.


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


Investment Objectives, Policies and Risks ...............................    2
Investment Limitations ..................................................    4
Directors And Officers ..................................................    5
Management And Expenses .................................................    9
Administration, Shareholder Services
  And Distribution Plans ................................................   11
Portfolio Transactions ..................................................   12
Purchase And Redemption Of Series
  Shares ................................................................   12
Distribution Services ...................................................   15
Valuation ...............................................................   16
Taxes ...................................................................   17
Performance Information .................................................   18
General Information .....................................................   20
Financial Statements ....................................................   21
Appendix A ..............................................................   21
Appendix B ..............................................................   23
Appendix C ..............................................................   25
Appendix D ..............................................................   26

                    INVESTMENT OBJECTIVES, POLICIES AND RISKS



         The International Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund and the Global Technology Fund are each separate Series of Seligman Henderson Global Fund Series, Inc. The International Fund seeks to achieve long-term capital appreciation primarily by making investments in securities of non-U.S. issuers. The Global Growth Opportunities Fund seeks long-term capital appreciation primarily by investing in equity securities of companies that have the potential to benefit from global economic or social trends. The Global Smaller Companies Fund seeks to achieve long-term capital appreciation primarily by making global investments in securities of emerging companies, i.e., companies with small-to medium-market capitalization. The Global Technology Fund seeks to achieve long-term capital appreciation by making global investments of at least 65% of its assets in securities of companies with business operations in technology and technology-related industries. There can be no assurance that a Series will achieve its investment objective. The following information regarding the Series' investment policies supplements the information contained in the Prospectus.





Purchasing Put Options on Securities. A Series may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This hedge protection is provided during the life of the put option since a Series, as holder of the put option, can sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, a Series will reduce any profit it might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

         Because a purchased put option gives the purchaser a right and not an obligation, the purchaser is not required to exercise the option. If the underlying position incurs a gain, a Series would let the put option expire resulting in a reduced profit on the underlying security equal to the cost of the put option. The cost of the put option is limited to the premium plus commission paid. A Series' maximum financial exposure will be limited to these costs.

         A Series may purchase options listed on public exchanges as well as over-the-counter. Options listed on an exchange are generally considered very liquid. OTC options are considered less liquid, and therefore, will only be considered where there is not a comparable listed option. Because options will be used solely for hedging, and due to their relatively low cost and short duration, liquidity is not a significant concern.

         A Series' ability to engage in option transactions may be limited by tax considerations.

Foreign Currency Transactions. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. A Series will generally enter into forward foreign currency exchange contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for, or, to hedge the U.S. dollar value of securities it owns.

         A Series may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against another currency (including the U.S. dollar). In this case the contract would approximate the value of some or all of a Series' portfolio securities denominated in such foreign currency. If appropriate, a Series may hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currencies or proxy currency act as an effective proxy for other currencies. In these circumstances, a Series may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in a Series. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, a Series may commit a substantial portion or the entire value of its assets to the consummation of these contracts. The Subadviser will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of each Series and its ability to purchase additional securities.


         Except as set forth above and immediately below, a Series will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige a Series to deliver an amount of foreign currency in excess of the value of such Series' portfolio securities or other assets denominated in that currency. A Series, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of its portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Subadviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Series will be served.

         At the maturity of a forward contract, a Series may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Series to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency such Series is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Series is obligated to deliver. However, a Series may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.

         If a Series retains the portfolio security and engages in an offsetting transaction, such Series will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If a Series engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between a Series' entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Series will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Series will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.


         The Series' dealing in forward foreign currency exchange contracts will generally be limited to the transactions described above. However, each Series reserves the right to enter into forward foreign currency contracts for different purposes and under different circumstances. Of course, a Series is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Subadviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result from an increase in the value of that currency.


         Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Series at one rate, while offering a lesser rate of exchange should such Series desire to resell that currency to the dealer.

Other Investment Policies


Borrowing. A Series may from time to time borrow money for temporary, extraordinary or emergency purposes in an amount up to 5% of its total assets from banks at prevailing interest rates and invest the funds in additional securities. A Series' borrowings are limited so that immediately after such borrowing the value of the Series' assets (including borrowings) less its liabilities (not including borrowings) is at least three times the amount of the borrowings. Should a Series, for any reason, have borrowings that do not meet the above test, then within three business days, such Series must reduce such borrowings so as to meet the foregoing test. Under these circumstances, a Series may have to liquidate portfolio securities at a time when it is disadvantageous to do so. Gains made with additional funds borrowed will generally cause the net asset value of a Series' shares to rise faster than could be the case without borrowings. Conversely, if investment results fail to cover the cost of borrowings, the net asset value of a Series could decrease faster than if there had been no borrowings.


Lending of Portfolio Securities. A Series may lend portfolio securities to certain institutional borrowers of securities and may invest the cash collateral and obtain additional income or receive an agreed upon amount of interest from the borrower. Loans made by a Series will generally be short-term. Loans are subject to termination at the option of each Series or the borrower. A Series may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. A Series does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.


Illiquid Securities. A Series may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable. Each Series does not currently expect to invest more than 5% of its assets in such securities. A Series may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Manager, acting pursuant to procedures approved by the Fund's Board of Directors, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the Manager, acting pursant to such procedures, will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for restricted securities sold and offered under Rule 144A will develop. This investment practice could have the effect of increasing the level of illiquidity in the Series to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.


         Except as otherwise specifically noted above and below, the Series' investment policies are not fundamental and the Board of Directors of the Fund may change such policies without the vote of a majority of a Series' outstanding voting securities (as defined below).


Portfolio Turnover. A Series may generally change its portfolio investments at any time in accordance with the Subadviser's appraisal of factors affecting any particular issuer or the market or economy in general. Each Series anticipates that its annual rate of portfolio turnover will not exceed 100%. The portfolio turnover rates for the International Fund for the fiscal years ended October 31, 1994 and 1995 were 39.59% and 60.70%, respectively. The portfolio turnover rate for the Global Growth Opportunities Fund for the three month period from November 1, 1995 (commencement of operations) through January 31, 1996 was 2.50%. The portfolio turnover rates for the Global Smaller Companies Fund for the fiscal years ended October 31, 1994 and 1995 were 62.47% and 63.05%, respectively. The portfolio turnover rates for the Global Technology Fund for the period from May 23, 1994 (commencement of operations) through October 31, 1994 and the fiscal year ended October 31, 1995 were 29.20% and 87.42%, respectively.


                             INVESTMENT LIMITATIONS


         Under each Series' fundamental policies, which cannot be changed except by vote of a majority of the outstanding voting securities of each Series, each Series may not:

 1. As to 75% of the value of its total assets, invest more than 5% of its total assets, at market value, in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

 2. Invest more than 25% of its total assets, at market value, in the securities of issuers principally engaged in the same industry (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).


3. Own more than 10% of the outstanding voting securities of any issuer, or more than 10% of any class of securities of one issuer.


4. Invest more than 5% of the value of its total assets, at market value, in the securities of issuers which, with their predecessors, have been in business less than three years; provided, however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded from this limitation.


5. Purchase securities of open-end or closed-end investment companies, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), and other applicable law.

 6. Invest in warrants if, at the time of acquisition, the investment in warrants, valued at the lower of cost or market value, would exceed 5% of such Series net assets. For purposes of this restriction, warrants acquired by a Series in units or attached to securities may be deemed to have been purchased without cost.

 7. Make loans of money or securities other than (a) through the purchase of securities in accordance with a Series' investment objective, (b) through repurchase agreements and (c) by lending portfolio securities in an amount not to exceed 33 1/3% of any Series' total assets.

8. Issue senior securities or borrow money except from banks and then in amounts not in excess of 5% of its total assets, as described in the Prospectus and on page 3 herein.


9. Buy any securities or other property on margin (except for such short-term credits as are necessary for the clearance of transactions).

10.   Invest in companies for the purpose of exercising control or management.

11. Underwrite securities of other issuers except to the extent that a Series may be deemed an underwriter when purchasing or selling portfolio securities.

12. Purchase or retain securities of any issuer (other than the shares of the Series) if to the Fund's knowledge, those officers and directors of the Fund and the officers and directors of the Manager or Subadviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

13. Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or issued by companies or investment trusts that invest in real estate or interests therein).

14.   Make short sales except short sales against-the-box.


         Although not fundamental policies subject to shareholder vote, as long as a Series' shares are registered in certain states, it shall not (i) invest in interests in oil, gas or other mineral exploration or development programs or in mineral leases, (ii) invest more than 2% of its assets in warrants not listed on the New York or American Stock Exchange, (iii) invest in real estate limited partnerships or (iv) invest in commodities except for commodity futures contracts and options as permitted pursuant to Regulation 4.5 under the Commodities Exchange Act.

         Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Series means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Series or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares of the Series are represented at the meeting in person or by proxy.


                             DIRECTORS AND OFFICERS

   Directors and officers of the Fund, together with information as to their principal business occupations during the past five years are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.




WILLIAM C. MORRIS*                      Director, Chairman of the Board, Chief Executive Officer and Chairman of the
         (57)                           Executive Committee

                                        Managing Director,  Chairman and President, J. & W. Seligman & Co. Incorporated,  investment managers and advisors; and Seligman Advisors,  Inc., advisors;  Chairman and Chief Executive
                                        Officer, the Seligman Group of Investment Companies;  Chairman, Seligman Financial Services,
                                        Inc.,  distributor;  Seligman  Holdings,  Inc., holding company;  Seligman  Services,  Inc., broker/dealer; and Carbo Ceramics Inc., ceramic proppants for oil and gas industry; Director or  Trustee,  Seligman  Data  Corp.,  shareholder  service  agent;  Kerr-McGee  Corporation, diversified  energy  company;  and  Sarah  Lawrence  College;  and a Member  of the Board of
                                        Governors of the Investment Company Institute;  formerly,  Chairman,  J. & W. Seligman Trust
                                        Company, trust company and Seligman Securities, Inc., broker/dealer.






BRIAN T. ZINO*                          Director, President and Member of the Executive Committee
         (43)
                                        Director and Managing Director (formerly,  Chief Administrative and Financial Officer), J. &
                                        W. Seligman & Co.  Incorporated,  investment  managers and advisors;  and Seligman Advisors,
                                        Inc., advisors; Director or Trustee, the Seligman Group of Investment Companies;  President,
                                        the Seligman Group of Investment Companies, except Seligman Quality Municipal Fund, Inc. and
                                        Seligman Select Municipal Fund, Inc.;  Chairman,  Seligman Data Corp.,  shareholder  service agent; Director,  Seligman Financial Services,  Inc., distributor;  Seligman Services, Inc., broker/dealer;  Senior Vice President,  Seligman Henderson Co., advisors; formerly, Director and Secretary,  Chuo Trust - JWS Advisors,  Inc., advisors;  and Director,  J. & W. Seligman
                                        Trust Company, trust company and Seligman Securities, Inc., broker/dealer.

RONALD T. SCHROEDER*                    Director and Member of the Executive Committee
         (48)
                                        Director, Managing Director and Chief Investment Officer,  Institutional, J. & W. Seligman &
                                        Co. Incorporated,  investment managers and advisors; and Seligman Advisors,  Inc., advisors;
                                        Director  or  Trustee,  the  Seligman  Group of  Investment  Companies;  Director,  Seligman
                                        Holdings, Inc., holding company;  Seligman Financial Services,  Inc., distributor;  Seligman
                                        Henderson Co., advisors; and Seligman Services, Inc.,  broker/dealer;  formerly,  President, the Seligman Group of Investment Companies, except Seligman Quality Municipal Fund, Inc. and
                                        Seligman Select  Municipal Fund, Inc.; and Director,  J. & W. Seligman Trust Company,  trust company;  Seligman Data Corp.,  shareholder  service agent; and Seligman  Securities,  Inc., broker/dealer.

FRED E. BROWN*                          Director
         (82)
                                        Director  and  Consultant,  J. & W.  Seligman & Co.  Incorporated,  investment  managers and advisors;  Director  or  Trustee,  the  Seligman  Group of  Investment  Companies;  Seligman
                                        Financial Services,  Inc.,  distributor;  Seligman Services,  Inc.,  broker/dealer;  Trudeau
                                        Institute,  Inc.,  non-profit biomedical research  organization;  Lake Placid Center for the
                                        Arts, cultural  organization;  and Lake Placid Education  Foundation,  education foundation;
                                        formerly,  Director, J. & W. Seligman Trust Company, trust company; and Seligman Securities,
                                        Inc., broker/dealer.

JOHN R. GALVIN                          Director
         (66)
                                        Dean,  Fletcher School of Law and Diplomacy at Tufts  University;  Director or Trustee,  the
                                        Seligman  Group of  Investment  Companies;  Chairman of the American  Council on Germany;  a
                                        Governor of the Center for  Creative  Leadership;  Director of USLIFE,  insurance;  National
                                        Committee on U.S.-China Relations, National Defense University and the Institute for Defense
                                        Analysis;  and  Consultant of Thomson CSF,  electronics.  Formerly,  Ambassador,  U.S. State
                                        Department;  Distinguished  Policy Analyst at Ohio State  University and Olin  Distinguished
                                        Professor of National  Security  Studies at the United States Military  Academy.  From June,
                                        1987 to June, 1992, he was the Supreme Allied Commander,  Europe and the Commander-in-Chief,
                                        United States European Command. Tufts University, Packard Avenue, Medford, MA 02155

ALICE S. ILCHMAN                        Director
         (60)
                                        President,  Sarah Lawrence  College;  Director or Trustee,  the Seligman Group of Investment
                                        Companies; Chairman, The Rockefeller Foundation, charitable foundation; and Director, NYNEX, telephone company; and the Committee for Economic Development; formerly, Trustee, The Markle
                                        Foundation,  philanthropic organization;  and Director,  International Research and Exchange
                                        Board, intellectual exchanges.  Sarah Lawrence College,  Bronxville, New York 10708






FRANK A. McPHERSON                      Director
         (62)
                                        Chairman  of the Board and Chief  Executive  Officer,  Kerr-McGee  Corporation,  energy  and chemicals;  Director or Trustee,  the Seligman  Group of Investment  Companies;  Director of
                                        Kimberly-Clark  Corporation,  consumer products, Bank of Oklahoma Holding Company,  American
                                        Petroleum  Institute,  Oklahoma City Chamber of Commerce,  Baptist Medical Center,  Oklahoma
                                        Chapter of the Nature  Conservancy,  Oklahoma  Medical  Research  Foundation  and United Way
                                        Advisory  Board;  Chairman of Oklahoma  City Public  Schools  Foundation;  and Member of the
                                        Business  Roundtable and National  Petroleum  Council.  123 Robert S. Kerr Avenue,  Oklahoma
                                        City, OK 73102

JOHN E. MEROW*                          Director
         (66)
                                        Chairman  and Senior  Partner,  Sullivan & Cromwell,  law firm;  Director  or  Trustee,  the
                                        Seligman Group of Investment Companies;  The Municipal Art Society of New York, Commonwealth
                                        Aluminum Corporation,  the U.S. Council for International  Business and the U.S.-New Zealand
                                        Council; Chairman, American Australian Association; Member of the American Law Institute and
                                        Council on Foreign Relations; Member of the Board of Governors of Foreign Policy Association
                                        and New York Hospital. 125 Broad Street, New York, NY 10004


BETSY S. MICHEL                         Director
         (53)
                                        Attorney;  Director or Trustee,  the Seligman  Group of  Investment  Companies  and National
                                        Association of Independent Schools (Boston), education; Chairman of the Board of Trustees of
                                        St. George's School (Newport, RI). St. Bernard's Road, Gladstone, NJ 07934



JAMES C. PITNEY                         Director
         (69)
                                        Partner,  Pitney, Hardin, Kipp & Szuch, law firm; Director or Trustee, the Seligman Group of
                                        Investment  Companies and Public Service  Enterprise Group,  public utility.  Park Avenue at
                                        Morris County, P.O. Box 1945, Morristown, NJ 07962-1945


JAMES Q. RIORDAN                        Director
         (68)
                                        Director,  Various  Corporations;  Director or Trustee,  the  Seligman  Group of  Investment
                                        Companies;  The Brooklyn Museum; The Brooklyn Union Gas Company;  The Committee for Economic
                                        Development; Dow Jones & Co. Inc. and Public Broadcasting Service; formerly,  Co-Chairman of the Policy Council of the Tax  Foundation;  Director and Vice Chairman,  Mobil  Corporation;
                                        Director and President,  Bekaert Corporation; and Director, Tesoro Petroleum Companies, Inc.
                                        675 Third Avenue, Suite 3004, New York, NY 10017





ROBERT L. SHAFER                        Director
         (63)
                                        Director,  Various  Corporations;  Director or Trustee,  the  Seligman  Group of  Investment
                                        Companies;  and USLIFE  Corporation,  life insurance.  230 Park Avenue, New York, NY 10169 -
                                        0079

JAMES N. WHITSON                        Director
         (60)
                                        Executive Vice President, Chief Operating Officer and Director,  Sammons Enterprises,  Inc.,
                                        Director or Trustee,  the Seligman  Group of Investment  Companies,  Red Man Pipe and Supply
                                        Company and C-SPAN. 300 Crescent Court, Suite 700, Dallas, TX 75202





PAUL H. WICK                            Vice President and Portfolio Manager
         (33)
                                        Managing Director (formerly,  Vice President,  Investment  Officer),  J. & W. Seligman & Co.
                                        Incorporated,  investment managers and advisors;  Vice President and Portfolio Manager,  two open-end  investment  companies with the Seligman Group of Investment  Companies;  Portfolio
                                        Manager, Seligman Henderson Co., advisors; Senior Vice President and Portfolio Manager, Chuo
                                        Trust-JWS Advisors, Inc., advisors.

ARSEN MRAKOVCIC                         Vice President and Portfolio Manager
         (31)                           Managing Director (formerly,  Vice President,  Investment  Officer),  J. & W. Seligman & Co.
                                        Incorporated,  investment managers and advisors;  Vice President and Portfolio Manager,  one other open-end investment company with the Seligman Group of Investment companies; formerly,
                                        Portfolio Assistant, J. & W. Seligman & Co. Incorporated.

LAWRENCE P. VOGEL                       Vice President
         (39)

                                        Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, investment managers and advisors;  Seligman Financial  Services,  Inc.,  distributor;  and Seligman Advisors,  Inc., advisors; Vice President (formerly,  Treasurer), the Seligman Group of Investment Companies;
                                        Senior Vice  President,  Finance  (formerly,  Treasurer),  Seligman Data Corp.,  shareholder service agent; Treasurer,  Seligman Holdings,  Inc., holding company; and Seligman Henderson
                                        Co., advisors;  formerly, Senior Vice President,  Seligman Securities,  Inc., broker/dealer;
                                        and Vice President, Finance, J. & W. Seligman Trust Company.

FRANK J. NASTA                          Secretary
         (31)
                                        Senior  Vice  President,  Law  and  Regulation  and  Secretary,  J.  &  W.  Seligman  &  Co.
                                        Incorporated,  investment managers and advisors; Secretary, the Seligman Group of Investment
                                        Companies, Seligman Financial Services, Inc., distributor; Seligman Henderson Co., advisors;
                                        Seligman Services,  Inc.,  broker/dealer;  Chuo Trust - JWS Advisors,  Inc.,  advisors;  and
                                        Seligman Data Corp., shareholder service agent; formerly, attorney, Seward & Kissel.

THOMAS G. ROSE                          Treasurer
         (38)
                                        Treasurer,  the Seligman Group of Investment Companies and Seligman Data Corp.,  shareholder service agent;  formerly,  Treasurer,  American  Investors  Advisors,  Inc. and the American
                                        Investors Family of Funds.




         The Executive Committee of the Board of Directors of the Fund acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Series of the Fund for which no market valuation is available and to elect or appoint officers of the Fund to serve until the next meeting of the Board.



                                                          Compensation Table

                                                                            Pension or                Total Compensation
                                               Aggregate                Retirement Benefits           from Registrant and
                                             Compensation               Accrued as part of             Fund Complex Paid
    Position with Registrant              from Registrant (1)              Fund Expenses               to Directors (2)
    ------------------------              -------------------              -------------               ----------------


   William C. Morris, Director and Chairman       N/A                         N/A                              N/A
   Brian T. Zino, Director and President          N/A                         N/A                              N/A
   Ronald T. Schroeder, Director                  N/A                         N/A                              N/A
   Fred E. Brown, Director                        N/A                         N/A                              N/A
   John R. Galvin, Director                    $1,782.50                      N/A                          $41,252.75
   Alice S. Ilchman, Director                   2,926.56                      N/A                           68,000.00
   Frank A. McPherson, Director                 1,782.50                      N/A                           41,252.75
   John E. Merow, Director                      2,855.12(d)                   N/A                           66,000.00(d)
   Betsy S. Michel, Director                    2,819.40                      N/A                           67,000.00




                                                                            Pension or                Total Compensation
                                               Aggregate                Retirement Benefits           from Registrant and
                                             Compensation               Accrued as part of             Fund Complex Paid
    Position with Registrant              from Registrant (1)              Fund Expenses               to Directors (2)
    ------------------------              -------------------              -------------               ----------------

   Douglas R. Nichols, Jr., Director*          $1,072.62                      N/A                          $24,747.25
   James C. Pitney, Director                    2,926.56                      N/A                           68,000.00
   James Q. Riordan, Director                   2,926.56                      N/A                           70,000.00
   Herman J. Schmidt, Director*                 1,072.62                      N/A                           24,747.25
   Robert L. Shafer, Director                   2,926.56                      N/A                           70,000.00
   James N. Whitson, Director                   2,855.12(d)                   N/A                           68,000.00(d)




(1) Based on remunerations received by the Directors for the Fund's Series for the year ended October 31, 1995.


(2) As defined in the Fund's Prospectus, the Seligman Group of Investment Companies consists of seventeen investment companies.


*     Retired May 18, 1995.

(d) Deferred. The total amounts of deferred compensation (including interest) payable to Messrs. Merow, Pitney and Whitson as of October 31, 1995 were $8,765, $1,607 and $6,457, respectively. Mr. Pitney no longer defers current compensation.


         The Fund has a compensation arrangement under which outside directors may elect to defer receiving their fees. Under this arrangement, interest will be accrued on the deferred balances. The annual cost of such interest will be included in the Directors' fees and expenses, and the accumulated balance thereof will be included in other liabilities in the Series' financial statements. Directors and officers of the Fund are also directors and officers of some or all of the other investment companies in the Seligman Group.


         As of February 16, 1996, directors and officers of the Fund as a group owned directly or indirectly 34,745 Class A shares, or 1.1% of the outstanding shares of the Class A capital stock of the International Fund; less than 1% of the outstanding shares of the Class A capital stock of the Global Growth Opportunities Fund; less than 1% of the outstanding shares of the Class A capital stock of the Global Smaller Companies Fund; and less than 1% of the outstanding shares of the Class A capital stock of the Global Technology Fund. No directors or officers owned Class D shares of any Series of the Fund as of such date.

         As of February 16, 1996, 567,467 Class A shares of the International Fund were registered in the name of Verely & Co., c/o U.S. Trust Company of New York, P.O. Box 456, Wall Street Station, New York, NY 10005, which represented 10.1% of such Series' capital stock and 17.5% of such Series' Class A capital stock then outstanding. As of the same date, 5,015,866 Class A shares of the Global Growth Opportunities Fund, which represented 32.6% of such Series' capital stock and 44.3% of Series' Class A capital stock then outstanding; 2,961,697 Class A shares of the Global Smaller Companies Fund, which represented 14.7% of such Series' capital stock and 26.8% of such Series' Class A capital stock then outstanding; and 9,894,711 Class A shares of the Global Technology Fund, which represented 15.9% of such Series' capital stock and 22.0% of such Series' Class A capital stock then outstanding were registered in the name of Merrill Lynch Pierce Fenner & Smith, P.O. Box 45286, Jacksonville, FL 32232-5286.


                             MANAGEMENT AND EXPENSES


         Under the Management Agreement dated March 19, 1992, subject to the control of the Board of Directors, J. & W. Seligman & Co. Incorporated (the "Manager") administers the business and other affairs of each Series. The Manager provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. The Manager pays all of the compensation of Directors of the Fund who are employees, consultants and/or directors of the Manager and of the officers and employees of the Fund. The Manager also provides senior management for Seligman Data Corp., the Fund's shareholder service agent. Each Series pays the Manager a management fee for its services, calculated daily and payable monthly, equal to 1.00% per annum of the average daily net assets of such Series, of which .90% is paid to Seligman Henderson Co. (the "Subadviser"). The following chart indicates the management fees paid by each Series as well as the percentage such fee represents of a Series' average daily net assets for fiscal 1995, 1994 and 1993 or for such periods that a Series has been operational.






                                                                                              Annualized % of
                                             Management Fee Paid                        Average Daily Net Assets
                                             -------------------                        ------------------------
International Fund
    Year ended 10/31/95                          $  796,849**                                             .96%**
    Year ended 10/31/94                             599,767**                                             .97**
    Year ended 10/31/93                              85,133**                                             .45**

Global Growth Opportunities Fund
11/1/95* - 1/31/96                               $  174,945                                              1.00%

Global Smaller Companies Fund
    Year ended 10/31/95                          $  1,148,074                                            1.00%
    Year ended 10/31/94                               618,841                                            1.00
    Year ended 10/31/93                                  --**                                             --**

Global Technology Fund
    Year ended 10/31/95                          $  2,127,260                                            1.00%
    5/23/94* - 10/31/94                             102,235**                                             .78**



--------------------------------
 *    Commencement of operations.

** During the year/period, the Manager and Subadviser, at their discretion, elected to waive all or a portion of their fees.


         Each Series of the Fund pays all its expenses other than those assumed by the Manager and the Subadviser, including brokerage commissions; administration, shareholder services and distribution fees; fees and expenses of independent attorneys and auditors; taxes and governmental fees, including fees and expenses of qualifying the Series' shares under federal and state securities laws; cost of stock certificates and expenses of repurchase or redemption of shares; expenses of printing and distributing reports, notices and proxy materials to shareholders; expenses of printing and filing reports and other documents with governmental agencies; expenses of shareholders' meetings; expenses of corporate data processing and related services; shareholder recordkeeping and shareholder account services fees and disbursements of custodians; expenses of disbursing dividends and distributions; fees and expenses of Directors of the Fund not employed by (or serving as a Director of) the Manager or its affiliates; insurance premiums; and extraordinary expenses such as litigation expenses. The Fund's expenses are allocated between the Series in a manner determined by the Directors to be fair and equitable.


         The Fund will be subject to certain state expense limitations, the most stringent of which currently requires reimbursement of total expenses (including the management fee, but excluding interest, taxes, brokerage commissions, distribution fees and extraordinary expenses) in any year that they exceed 2 1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1 1/2% thereafter. Any such reimbursement will be allocated between the Series in proportion to the relative expenses of each Series.

         The Management Agreement provides that the Manager will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.


         The Management Agreement was approved by the Board of Directors of the Fund at a meeting held on March 19, 1992 and by the shareholders on May 20, 1993. The Management Agreement will continue in effect until December 31 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Series and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) if the Manager has not notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of the Manager's business.


         The Manager is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions and corporations. See Appendix B for further history of the Manager.

         Under the Subadvisory Agreement dated March 19, 1992, the Subadviser supervises and directs the investment of the assets of the Fund's Series, including making purchases and sales of portfolio securities consistent with each Series' investment objective and policies. For these services the Subadviser is paid a fee as described above. The Subadvisory Agreement was approved by the Board of Directors of the Fund at a meeting held on March 19, 1992 and by shareholders of the Fund on May 20, 1993. The Subadvisory Agreement will continue in effect until December 31 of each year if such continuance is approved in the manner required by the 1940 Act (by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Series and by a vote of a majority of the Directors who are not parties to the Subadvisory Agreement or interested persons of any such party) and (2) if the Subadviser shall not have notified the Manager in writing at least 60 days prior to December 31 of any year that it does not desire such continuance. The Subadvisory Agreement may be terminated at any time by the Fund, on 60 days' written notice to the Subadviser. The Subadvisory Agreement will terminate automatically in the event of its assignment or upon the termination of the Management Agreement.

         The Subadviser is a New York general partnership formed by the Manager and Henderson International, Inc., a controlled affiliate of Henderson Administration Group plc. Henderson Administration Group plc, headquartered in London, is one of the largest independent money managers in Europe. The firm, which is recognized as a specialist in global equity investing, currently manages approximately $19 billion in assets.

         Officers, directors and employees of the Manager are permitted to engage in personal securities transactions, subject to the Manager's Code of Ethics (the "Code"). The Code proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by the Manager's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code. The Code prohibits each of the officers, directors and employees (including all portfolio managers) of the Manager from purchasing or selling any security that the officer, director or employee knows or believes (i) was recommended by the Manager for purchase or sale by any client, including the Fund, within the preceding two weeks, (ii) has been reviewed by the Manager for possible purchase or sale within the preceding two weeks, (iii) is being purchased or sold by any client,
(iv) is being considered by a research analyst, (v) is being acquired in a private placement, unless prior approval has been obtained from the Manager's Director of Compliance, or (vi) is being acquired during an initial or secondary public offering. The Code also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

         The Code also prohibits (i) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages and (ii) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

         Officers, directors and employees are required, except under very limited circumstances, to engage in personal securities transactions through the Manager's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.



           ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLANS


         Each Series of the Fund has adopted an Administration, Shareholder Services and Distribution Plan for each Class (the "Plan") in accordance with
Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

         The Plan with respect to the International Fund was originally approved on July 15, 1993 by the Board of Directors of the Fund, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Fund ("Qualified Directors") and by the shareholders of such Series on September 21, 1993. The Plan with respect to the Global Growth Opportunities Fund was originally approved on September 21, 1995 by the Board of Directors of the Fund, including a majority of the Qualified Directors, and by the sole shareholder of such Series on October 30, 1995. The Plan with respect to the Global Smaller Companies Fund was originally approved on July 16, 1992 by the Board of Directors of the Fund, including a majority of the Qualified Directors.
Amendments to the Plan in respect of Class D shares of the Global Smaller Companies Fund were approved by the Board of Directors of the Fund, including a majority of the Qualified Directors, on March 18, 1993 and the amended Plan was approved by the shareholders of the Global Smaller Companies Fund on May 20, 1993. The Plan with respect to the Global Technology Fund was originally approved on March 17, 1994 by the Board of Directors of the Fund, including a majority of the Qualified Directors and by the sole shareholder of such Series on that date. The Plans will continue in effect through December 31 of each year so long as such continuance is approved by a majority vote of both the Directors and the Qualified Directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Plans may not be amended to increase materially the amounts payable to Service Organizations (as defined in the Fund's Prospectus) with respect to a Class without the approval of a majority of the outstanding voting securities of such Class and no material amendment to the Plans may be made except by a majority of both the Directors and Qualified Directors.


         The Plans require that the Treasurer of the Fund shall provide to the Directors and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors.

                             PORTFOLIO TRANSACTIONS

         The Management Agreement recognizes that in the purchase and sale of portfolio securities of the Series, the Manager and the Subadviser will seek the most favorable price and execution, and consistent with that policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager and the Subadviser for their use. Such services include supplemental investment research, analysis and reports concerning issuers, industries and securities deemed by the Manager and Subadviser to be beneficial to the Fund. In addition, the Manager and the Subadviser are authorized to place orders with brokers who provide supplemental investment and market research and statistical and economic analysis through the use of such brokers selected solely on the basis of seeking the most favorable price and execution, although such research and analysis may be useful to the Manager and the Subadviser in connection with their services to clients other than the Fund.

         In over-the-counter markets, the Fund deals with responsible primary market-makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.

         The Board of Directors of the Fund adopted procedures pursuant to which Seligman Securities, Inc., was available to the Global Smaller Companies Fund as broker for approximately one-half of agency transactions in listed securities (exclusive of option and option-related transactions) at commission rates believed in accordance with applicable regulations to be fair and reasonable. As of March 31, 1993, Seligman Securities, Inc. ceased functioning as broker for the Fund and its other clients.

         When two or more of the investment companies in the Seligman Group or other investment advisory clients of the Manager or the Subadviser desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by the Manager and the Subadviser in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.


         Total brokerage commissions paid to others for the execution, research and statistical services for the International Fund for the fiscal years ended October 31, 1995, 1994, and 1993 were $230,997, $204,308, and $84,349, respectively; for the Global Growth Opportunities Fund for the three month period from November 1, 1995 (commencement of operations) through January 31, 1996 was $285,901 for the Global Smaller Companies Fund for the fiscal years ended October 31, 1995, 1994, and 1993 were $359,655, $170,773, and $75,087 (of which Seligman Securities, Inc. received $680), respectively; and for the Global Technology Fund for the fiscal year ended October 31, 1995 and for the period from May 23, 1994 through October 31, 1994 were $735,490, and $76,206, respectively.


                    PURCHASE AND REDEMPTION OF SERIES SHARES

         Each Series issues two classes of shares: Class A shares may be purchased at a price equal to the next determined net asset value per share, plus a sales load. Class D shares may be purchased at a price equal to the next determined net asset value without an initial sales load, but a CDSL may be charged on redemptions within one year of purchase. See "Alternative Distribution System," "Purchase Of Shares," and "Redemption Of Shares" in the Prospectus.

Specimen Price Make-Up


         Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold subject to a sales load of up to 4.75% and Class D shares * are sold at net asset value. Using each Series' net asset value at October 31, 1995 (January 31, 1996 for the Global Growth Opportunities Fund), the maximum offering prices of each Series' shares are as follows:



                                                    CLASS A SHARES

                                          Net Asset                   Maximum Sales Load         Maximum Offering
         Series                      Value Per Share              (4.75% of Offering Price)         Price Per Share
         ------                      ---------------              -------------------------         ---------------

International Fund                      $ 16.71                            $  .83                       $ 17.54
Global Growth Opportunities Fund           7.58                               .38                          7.96
Global Smaller Companies Fund             13.90                               .69                         14.59
Global Technology Fund                    13.05                               .65                         13.70




                                                    CLASS D SHARES

                                             Net Asset Value and Maximum
          Series                               Offering Price Per Share*
          ------                               -------------------------

International Fund                                  $ 16.43
Global Growth Opportunities Fund                       7.57
Global Smaller Companies Fund                         13.63
Global Technology Fund                                12.89


----------
* Class D shares are subject to a CDSL of 1% on redemptions within one year of purchase. See "Redemption Of Shares" in the Fund's Prospectus.

Class A Shares - Reduced Sales Loads

         Reductions Available. Shares of any Seligman Mutual Fund sold with a sales load in a continuous offering will be eligible for the following reductions:

         Volume Discounts are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination of Class A shares of the other mutual funds in the Seligman Group which are sold with a sales load, reaches levels indicated in the sales load schedule set forth in the Prospectus.


         The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of a Series of the Fund and Class A shares of Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman New Jersey Tax-Exempt Fund, Inc., Seligman Pennsylvania Tax-Exempt Fund Series, Seligman Tax-Exempt Fund Series, Inc., or Seligman Tax-Exempt Series Trust that were sold with a front-end sales load with the total net asset value of shares of those Seligman Mutual Funds already owned that were sold with a front-end sales load and the total net asset value of shares of Seligman Cash Management Fund, Inc. which were acquired through an exchange of shares of another mutual fund in the Seligman Group on which there was a front-end sales load at the time of purchase, to determine reduced sales loads in accordance with the schedule in the Prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund, Inc. acquired in an exchange of shares of another mutual fund in the Seligman Group on which there was a front-end sales load at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Financial Services, Inc. ("SFSI") is notified by the investor or the dealer of the amount owned at the time the purchase is made and is furnished sufficient information to permit confirmation.

         A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced sales loads in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with a front-end sales load of Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman New Jersey Tax-Exempt Fund, Inc., Seligman Pennsylvania Tax-Exempt Fund Series, Seligman Tax-Exempt Fund Series, Inc., or Seligman Tax-Exempt Series Trust already owned and the total net asset value of shares of Seligman Cash Management Fund, Inc. which were acquired through an exchange of shares of another mutual fund in the Seligman Group on which there was a sales load at the time of purchase. Reduced sales loads also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. For more information concerning the terms of the letter of intent see "Terms and Conditions - Letter of Intent - Class A Shares Only" accompanying the Account Application in the Prospectus.

         Persons Entitled To Reductions. Reductions in sales loads apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code, organizations tax exempt under Section 501 (c)(3) or (13), and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

         1. Employees must authorize the employer, if requested by the Series, to receive in bulk and to distribute to each participant on a timely basis the Fund's Prospectus, reports and other shareholder communications.

         2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Series 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

         3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.


         Eligible Employee Benefit Plans. The table of sales loads in the Prospectus applies to sales to "eligible employee benefit plans" (as defined in the Prospectus), except that each Series may sell shares at net asset value to "eligible employee benefit plans," (i) which have at least $1 million invested in the Seligman Mutual Funds or (ii) of employers who have at least 50 eligible employees to whom such plan is made available or, regardless of the number of employees, if such plan is established or maintained by any dealer which has a sales agreement with SFSI. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp. Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from investment dealers or SFSI.


         Payment in Securities. In addition to cash, the Series may accept securities in payment for Series shares sold at the applicable public offering price (net asset value plus any applicable sales load), although the Series does not presently intend to accept securities in payment for Series shares. Generally, a Series will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if the Manager determines that the offered securities are a suitable investment in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Series would not accept securities with a value of less than $100,000 per issue in payment for shares. A Series may reject in whole or in part offers to pay for shares with securities, may require partial payment in cash for applicable sales loads, and may discontinue accepting securities as payment for shares at any time without notice. A Series will not accept restricted securities in payment for shares. A Series will value accepted securities in the manner provided for valuing portfolio securities of the Series. Any securities accepted by the Series in payment for Series shares will have an active and substantial market and have a value which is readily ascertainable (See "Valuation"). In accordance with Texas securities regulations, should a Series accept securities in payment for shares, such transactions would be limited to a bona-fide reorganization, statutory merger, or to other acquisitions of portfolio securities (except for municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) which meet the investment objectives and policies of a Series; are acquired for investment and not for resale; are liquid securities which are not restricted as to transfer either by law or liquidity of market; and have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange or NASDAQ.

         Further Types of Reductions. Class A shares of each Series may be issued without a sales load in connection with the acquisition of cash and securities owned by other investment companies and other personal holding companies to financial institution trust departments, to registered investment advisers exercising investment discretionary authority with respect to the purchase of Series shares, or pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitation of, its employees, members or participants in connection with the purchase of shares of the Series, to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act, to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI and shareholders of mutual funds with investment objectives and policies similar to the Series who purchase shares with redemption proceeds of such funds and to certain unit investment trusts as described in the Prospectus.

         Class A shares may be sold at net asset value to these persons since such shares require less sales effort and lower sales related expenses as compared with sales to the general public.

         More About Redemptions. The procedures for redemption of Series' shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the New York Stock Exchange during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission. Under these circumstances, redemption proceeds may be made in securities, subject to the review of some state securities commissions. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              DISTRIBUTION SERVICES

         SFSI, an affiliate of the Manager, acts as general distributor of the shares of the Series of the Fund and of the other mutual funds in the Seligman Group. As general distributor of the Fund's capital stock, SFSI allows concessions to all dealers, as indicated in the Prospectus, up to 4.25% on purchases to which the 4.75% maximum sales load applies. The Fund and SFSI are parties to a Distributing Agreement dated January 1, 1993.


         SFSI is entitled to retain any CDSL imposed on certain redemptions of Class D shares occurring within one year of purchase. Total sales loads paid by the Series for fiscal 1995, 1994 and 1993 were as follows:




                                                             Fiscal 1995

                                                 SFSI                   Dealer                   Total               CDSL
Series                                        Concessions             Commissions             Commissions          Retained
------                                        -----------             -----------            ------------          --------
International Fund                      $       24,712            $      340,375         $       365,087        $   9,926
Global Growth Opportunities Fund*70,114      3,119,458                 3,189,572                   2,125
Global Smaller Companies Fund                  149,478                 1,581,277               1,730,755           20,784
Global Technology Fund                       1,452,931                13,763,930              15,216,861           47,859


                                                             Fiscal 1994

                                                 SFSI                   Dealer                   Total               CDSL
Series                                        Concessions             Commissions             Commissions          Retained
------                                        -----------             -----------            ------------          --------
International Fund                      $       24,205            $      274,339          $      298,544        $   5,313
Global Smaller Companies Fund                   58,459                   652,019                 710,478           22,864
Global Technology Fund**                       170,518                 1,699,610               1,870,128              366


                                                             Fiscal 1993

                                                 SFSI                   Dealer                   Total               CDSL
Series                                        Concessions             Commissions             Commissions          Retained
------                                        -----------             -----------            ------------          --------
International Fund                                 --                   $104,059                $104,059           $   52
Global Smaller Companies Fund                  $48,938                   615,114                 664,052              983


----------------------------
 *    For the period 11/1/95 to 1/31/96.

**    For the period 5/23/94 to 10/31/94.

         Effective April 1, 1995, Seligman Services, Inc., an affiliate of the Manager, became eligible to receive commissions from certain sales of Series shares, as well as distribution and service fees pursuant to the Plans. For the period ended October 31, 1995 (January 31, 1996, for the Global Growth

Opportunities Fund), Seligman Services, Inc. received commissions from sales of the Series of the Fund and distribution and service fees, pursuant to the Plans, as follows:



                                                                                 Distribution and
          Series                                Commissions                        service fees
          ------                                -----------                        ------------
International Fund                              $    1,843                             $10,799
Global Growth Opportunities Fund *                   3,253                                 267
Global Smaller Companies                            16,474                               4,833
Global Technology Fund                             240,079                               6,303



         Class A shares may be sold at net asset value to present and retired Directors, trustees, officers, employees (and their family members, as defined in the Prospectus) of the Fund, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager and the Subadviser. Such sales also may be made to employee benefit plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate. These sales may be made for investment purposes only, and shares may be resold only to the Series.


                                    VALUATION


         The net asset value per share of each class of a Series of the Fund is determined as of the close of the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. New York City time), on each day that the NYSE is open. The Fund and the NYSE are currently closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will also determine net asset value for each class of a Series on each day in which there is a sufficient degree of trading in a Series' portfolio securities that the net asset value of Series shares might be materially affected. Net asset value per share for a class of a Series is computed by dividing that class' share of the value of the net assets of such Series (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Series, including the Manager's fee, are accrued daily and taken into account for the purpose of determining net asset value. The net asset value of Class D shares of a Series will generally be lower than the net asset value of Class A shares of such Series as a result of the higher distribution fee with respect to Class D shares.


          Portfolio securities, including open short positions and options written, are valued at the last sale price on the securities exchange or securities market on which such securities primarily are traded. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are not recent sales transactions are valued based on quotations provided by primary market maker in such securities. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than sixty days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than sixty days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value.

         Generally, trading in foreign securities, as well as U.S. Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Series shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the value of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE, which will not be reflected in the computation of net asset value. If during such periods events occur which materially affect the value of such securities, the securities will be valued at their fair market value as determined in accordance with procedures approved by the Board of Directors.

         For purposes of determining the net asset value per share of a Series, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and offer prices of such currencies against U.S. dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

                                      TAXES

Foreign Income Taxes. Investment income received by the Series from sources within foreign countries may be subject to foreign income taxes withheld at source. The United States has entered into tax treaties with many foreign countries which entitle the Series to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Series' assets to be invested within various countries is not known.


U.S. Federal Income Taxes. Each Series intends for each taxable year to qualify for tax treatment as a "regulated investment company" under the Internal Revenue Service Code of 1986, as amended (the "Code"). Qualification relieves a Series of Federal income tax liability on that part of its net ordinary income and net realized capital gains which it pays out to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements a Series must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to the U.S. Federal income taxes on dividends and distributions by a Series and assumes that each Series qualifies as a regulated investment company. Investors should consult their own counsel for further details, including their possible entitlement to foreign tax credits that might be "passed through" to them under the rules described below, and the application of state and local tax laws to his or her particular situation.


         Each Series intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% Federal excise tax imposed on certain undistributed income of regulated investment companies. Each Series will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the twelve months ended October 31 of such year. Certain distributions of the Series which are paid in January of a given year but are declared in the prior October, November or December to shareholders of record as of a specified date during such a month will be treated as having been distributed to shareholders and will be taxable to shareholders as if received in December.

         Dividends of net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Since each Series expects to derive a substantial portion of its gross income (exclusive of capital gains) from sources other than qualifying dividends, it is expected that only a portion of each Series' dividends or distributions will qualify for the dividends received deduction for corporations.


         The excess of net long-term capital gains over the net short-term capital losses realized and distributed by each Series to its shareholders will be taxable to the shareholders as long-term capital gains, irrespective of the length of time a shareholder may have held Series shares. Any dividend or distribution received by a shareholder on shares of a Series shortly after the purchase of such shares will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, such dividend or distribution, although in effect a return of capital, would be taxable to the shareholder as described above. If a shareholder has held shares in a Series for six months or less and during that period has received a distribution taxable to the shareholder as a long-term capital gain, any loss recognized by the shareholder on the sale of those shares during that period will be treated as a long-term capital loss to the extent of the distribution.


         Dividends and distributions are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of a Series' common stock.

         Each Series generally will be required to withhold tax at the rate of 31% with respect to distributions of net ordinary income and net realized capital gains payable to a noncorporate shareholder unless the shareholder certifies on his Account Application that the social security or taxpayer identification number provided is correct and that the shareholder has not been notified by the Internal Revenue Service that he is subject to backup withholding.

         Income received by a Series from sources within various foreign countries may be subject to foreign income tax. If more than 50% of the value of a Series' total assets at the close of its taxable year consists of the stock or securities of foreign corporations, such Series may elect to "pass through" to its shareholders the amount of foreign income taxes paid by such Series. Pursuant to such election, shareholders would be required: (i) to include in gross income, even though not actually received, their respective pro-rata shares of a Series' gross income from foreign sources; and (ii) either to deduct their pro-rata share of foreign taxes in computing their taxable income, or to use such share as a foreign tax credit against Federal income tax (but not both). No deduction for foreign taxes could be claimed by a shareholder who does not itemize deductions.

         Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by a Series from its foreign source income will be treated as foreign source income. Each Series' gains from the sale of securities will generally be treated as derived from U.S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from a Series which qualifies as foreign source income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by a Series.


         Each Series intends for each taxable year to meet the requirements of the Code to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that a Series will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of each Series whether the foreign taxes paid by such Series will "pass through" for that year, and, if so, the amount of each shareholder's pro-rata share (by country) of (i) the foreign taxes paid, and (ii) such Series' gross income from foreign sources. Of course, shareholders who are not liable for Federal income taxes, such as retirement plans qualified under Section 401 of the Code, will not be affected by any such "pass through" of foreign tax credits.


Investments in Passive Foreign Investment Companies. If a Series purchases shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Series itself may be subject to U.S. Federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such company or gain from the disposition of such shares, even if the distribution or gain is paid by such Series as a dividend to its shareholders. If a Series were able and elected to treat a passive foreign investment company as a "qualified electing fund," in lieu of the treatment described above, such Series would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, its pro rata share of the ordinary earnings and net capital gains of the company, whether or not distributed to such Series.


Certain Foreign Currency Transactions. Gains or losses attributable to foreign currency contracts, or to fluctuations in exchange rates that occur between the time a Series accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of a Series' net investment income available to be distributed to its shareholders as ordinary income.


Options Transactions. A special "marked-to-market" system governs the taxation of "section 1256 contracts," which include certain listed options. Each Series may invest in such section 1256 contracts. In general, gain or loss on section 1256 contracts will be taken into account for tax purposes when actually realized. In addition, any section 1256 contracts held at the end of a taxable year will be treated as sold at fair market value (that is, marked-to-market), and the resulting gain or loss will be recognized for tax purposes. In general, gain or loss recognized by a Series on the actual or deemed disposition of a section 1256 contract will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of the period of time the section 1256 contract is actually held by such Series. Each Series can elect to exempt its section 1256 contracts which are part of a "mixed" straddle from the application of section 1256.


                             PERFORMANCE INFORMATION


    The average annual total returns for the one-year period ended October 31, 1995 for the Class A shares of the International Fund, the Global Smaller Companies Fund and the Global Technology Fund were (5.92)%, 14.44%, and 49.79%, respectively; and since inception through the period ended October 31, 1995 for the International Fund, the Global Smaller Companies Fund, and the Global Technology Fund were 10.28%, 23.20%, and 47.78%, respectively. The total return for the period from November 1, 1995 (commencement of operations) through January 31, 1996 for the Classs A shares of the Global Growth Opportunities Fund was 1.07%. These returns were computed by assuming a hypothetical initial investment of $1,000 in Class A shares of each Series. From this $1,000, the maximum sales load of $47.50 (4.75% of public offering price) was deducted. It was then assumed that all of the dividends and distributions paid by the Series' Class A shares over the relevant time period, were reinvested. It was then assumed that at the end of these periods, the entire amounts were redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).


    The average annual total returns for the one-year period ended October 31, 1995 for the Class D shares of the International Fund, the Global Smaller Companies Fund and the Global Technology Fund were (3.02)%, 18.11%, and 54.95%, respectively; and since inception through the period ended October 31, 1995 for the International Fund, the Global Smaller Companies Fund and the Global Technology Fund were 6.83%, 22.51%, and 51.61%, respectively. The total return for the period from November 1, 1995 through January 31, 1996 for the Class D shares of the Global Growth Opportunities Fund was 5.02% These returns were computed by assuming a hypothetical initial investment of $1,000 in Class D shares of each Series and that all of the dividends and distributions paid by the Series' Class D shares over the relevant time period, were reinvested. It was then assumed that at the end of these periods, the entire amount was redeemed, subtracting the 1% CDSL, if applicable.

    The tables below illustrate the total returns on a $1,000 investment in each of the Series' Class A and Class D shares from the commencement of a Series' operations through October 31, 1995 (January 31, 1996 for the Global Growth Opportunities Fund), assuming investment of all dividends and capital gain distributions.





                                                        CLASS A SHARES

Year/                  Value of           Capital                  Value         Total Value
Period                  Initial            Gain                     of               of                    Total
Ended 1              Investment 2      Distributions             Dividends       Investment 2            Return 1,3
-------              ------------      -------------             ---------       -----------             ---------

INTERNATIONAL FUND
10/31/92              $    944             $ --                   $ --          $    944
10/31/93                 1,268               --                      4             1,272
10/31/94                 1,402               28                      5             1,435
10/31/95                 1,326               87                      5             1,418                  41.75%

GLOBAL GROWTH OPPORTUNITIES FUND
1/31/96           $ 1,011                  $ --                   $ --           $ 1,011                   1.07%

GLOBAL SMALLER COMPANIES FUND
10/31/92              $    953             $ --                   $ --          $    953
10/31/93                 1,331               --                      2             1,333
10/31/94                 1,591               10                      3             1,604
10/31/95                 1,853               69                      4             1,926                  92.60%

GLOBAL TECHNOLOGY FUND
10/31/94                $ 1,116            $ --                   $ --           $ 1,116
10/31/95                   1,740             16                     --             1,756                  75.56%





                                                        CLASS D SHARES

Year/                  Value of              Capital               Value         Total Value
Period                  Initial               Gain                  of               of                    Total
Ended 1              Investment 2         Distributions          Dividends       Investment2             Return 1,3
-------              ------------         -------------          ---------       -----------             ---------
INTERNATIONAL FUND
10/31/93               $ 1,048              $ --                  $ --            $ 1,048
10/31/94                 1,151                23                    --              1,174
10/31/95                 1,079                71                    --              1,150                 14.96%

GLOBAL GROWTH OPPORTUNITIES FUND
1/31/96                $ 1,050              $ --                  $ --            $ 1,050                  5.02%





Year/                  Value of              Capital               Value         Total Value
Period                  Initial               Gain                  of               of                    Total
Ended 1              Investment 2         Distributions          Dividends       Investment 2            Return 1,3
-------              ------------         -------------          ---------       -----------             ---------

GLOBAL SMALLER COMPANIES FUND
10/31/93               $ 1,167              $ --                  $ --            $ 1,167
10/31/94                 1,385                 9                    --              1,394
10/31/95                 1,600                60                    --              1,660                 65.98%

GLOBAL TECHNOLOGY FUND
10/31/94               $ 1,158              $ --                  $ --            $ 1,158
10/31/95                 1,806                16                    --              1,822                 82.16%



-----------------------
1     From commencement of operations on:


                                        Class A Shares        Class D Shares
                                        --------------        --------------
  International Fund                        4/7/92                9/21/93
  Global Growth Opportunities Fund          11/1/95               11/1/95
  Global Smaller Companies Fund             9/9/92                5/3/93
  Global Technology Fund                    5/23/94               5/23/94


2 The "Value of Initial Investment" as of the date indicated reflects the effect of the maximum sales load or CDSL, if applicable, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value of Investment" assumes investment of all dividends and capital gain distributions.

3 "Total Return" for each class of shares of a Series is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales load for Class A shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSL on Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment. The International Fund's total return and average annual total return quoted from time to time through September 21, 1993 for Class A shares does not reflect the deduction of the administration, shareholder services and distribution fee effective on that date, which fee if reflected would reduce the performance quoted.

         No adjustments have been made for any income taxes payable by investors on dividends invested or gain distributions taken in shares.

         Waiver by the Manager and Subadviser of a portion of their fees during the period (as set forth under "Management and Expenses" herein and "Financial Highlights" in the Prospectus) positively affected the performance results provided in this section.

                               GENERAL INFORMATION


Capital Stock. The Board of Directors is authorized to classify or reclassify and issue any unissued capital stock of the Fund into any number of series or classes without further action by shareholders. To date, shares of four series have been authorized, which shares constitute interests in the International Fund, the Global Growth Opportunities Fund, the Global Smaller Companies Fund and the Global Technology Fund. The 1940 Act requires that where more than one series or class exists, each series or class must be preferred over all other series or classes in respect of assets specifically allocated to such series or class.


         Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless it is clear that the interests of each class or Series in the matter are substantially identical or that the matter does not affect any interest of such class or series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.

Custodian and Recordkeeping Agent. Morgan Stanley Trust Company (NY), One Pierrepont Plaza, Brooklyn, New York 11201, serves as custodian for the Fund. Investors Fiduciary Trust Company, 127 West 10th Street, Kansas City, Missouri 64105, maintains, under the general supervision of the Manager, certain accounting records and determines the net asset value for the each Series.

Accountants. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, NY 10281.

                              FINANCIAL STATEMENTS


         The Annual Report to Shareholders for the Fund for the fiscal year ended October 31, 1995 is incorporated by reference into this Statement of Additional Information. The Annual Report contains a schedule of the investments of each Series as of October 31, 1995 (with the exception of the Global Growth Opportunities Fund, which did not commence operations until November 1, 1995), as well as certain other financial information as of that date. The Annual Report will be furnished, without charge, to investors who request copies of this Statement of Additional Information. Financial information with respect to the Global Growth Opportunities Fund as of January 31, 1996 is provided in Appendix D.


                                   APPENDIX A


Moody's Investors Service, Inc. (Moody's)


         Debt Securities

         Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

         Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca:  Bonds  which  are  rated  Ca  represent   obligations   which  are
speculative in high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

Commercial Paper

         Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicate the highest quality repayment ability of the rated issue.

         The designation "Prime-2" or "P-2" indicates that the issuer has a strong ability for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issues rated "Not Prime" do not fall within any of the Prime rating categories.

Standard & Poor's Corporation ("S&P")

         Debt Securities

         AAA: Debt issues rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

         AA: Debt issues rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

         A: Debt issues rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although it is somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB: Debt issues rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

         BB, B, CCC, CC: Debt issues rated BB, B, CCC and CC are regarded on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

         C: The rating C is reserved for income bonds on which no interest is being paid.

         D: Debt issues rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

Commercial Paper

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

         A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

         A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

         A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

         C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

         D: Debt rated "D" is in payment default.


         NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

         The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   APPENDIX B


                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.


The Seligman Complex:

 ...Prior to 1900

o     Helps finance America's fledgling railroads through underwritings.

o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.

o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.

o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.

o     Is appointed U.S. Navy fiscal agent by President Grant.

o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o     Helps Congress finance the building of the Panama Canal.

 ...1910s


o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.


 ...1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company United Artists Theater Circuit and Victor Talking Machine Company.

o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.

o     Establishes Investment Advisory Service.

 ...1940s

o     Helps shape the Investment Company Act of 1940.

o     Leads in the  purchase and  subsequent  sale to the public of Newport News
      Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.

o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.

o     Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989


o Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.


o Helps pioneer state-specific, tax-exempt municipal bond funds, today managing a national and 18 state-specific tax-exempt funds.

o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.

o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s


o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc. two closed-end funds that invest in high quality municipal bonds.

o In 1991 establishes a joint venture with Henderson Administration Group plc, of London, known as Seligman Henderson Co., to offer global investment products.

o Introduces Seligman Frontier Fund, Inc., a small capitalization mutual fund.

o Launches Seligman Henderson Global Fund Series, Inc., which today offers four separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund and Seligman Henderson Global Growth Opportunities Fund.

                                   APPENDIX C

         The Global Technology Fund's investments are managed by Seligman Henderson Co., a joint venture that combines the unique experience of two of the world's foremost money managers: J. & W. Seligman & Co. and Henderson Administration Group plc, with combined assets under management of $30 billion and 187 years of investment experience. Together, they manage more than $5 billion in technology assets.


         As illustrated below, the technology market now represents a staggering 20% of world market capitalization, as derived from the Morgan Stanley Capital International Indices as of December 31, 1995.*


                   [The printed document contains a bar chart
                     depicting the global technology market
                       by major national market segment]




* These indices do not represent the full market capitalization of the selected countries. Global Technology includes: Aerospace & Military Technology; Data Processing & Reproduction; Electronics; Electronic Components, Health & Personal Care; Broadcasting & Publishing; and Telecommunications.


         The  use  of  existing  developing   technologies  is  an  increasingly
important component of human societies throughout the civilized world. Historically, technologies have been developed and utilized first in the U.S. and then spread to the rest of the world. The Manager believes that this wave of technology offers from the trends in the information and technology fields:
Telecommunications privatization, deregulation, and infrastructure spending; mobile communications; multimedia; and mobile computing.

                                   APPENDIX D



Seligman Henderson Global Growth Opportunities Fund

Portfolio of Investments  (unaudited)               January 31, 1996

--------------------------------------------------------------------------------


                                             Shares                   Value
                                          ------------            ------------

Common Stocks--94.8%

Aerospace --2.3%
Boeing                                       16,100                $1,248,756
Rolls-Royce PLC                             409,100                 1,262,695

                                                                 ------------
                                                                    2,511,451
                                                                 ------------

Automotive and Related --1.1%
Autoliv (ADRs)*+                             24,675                 1,192,363
                                                                 ------------


Business Goods and Services--2.3%
First Data                                   17,300                 1,222,894
Interpublic Group of Companies               30,000                 1,273,125

                                                                 ------------
                                                                    2,496,019
                                                                 ------------

Chemicals--3.0%
Metacorp Berhad                             370,000                 1,069,531
Richter Gedeon                               79,000                 2,245,970

                                                                 ------------
                                                                    3,315,501
                                                                 ------------

Communications--4.3%
DDI                                             230                 1,690,323
L.M. Ericsson (Series B)                     71,750                 1,439,489
Telebras (ADRs)                               6,000                   335,550
WorldCom *                                   36,000                 1,314,000

                                                                 ------------
                                                                    4,779,362
                                                                 ------------

Computers and Technology Related--7.0%
Clarify *                                    15,000                   442,500
Intel*                                       19,600                 1,081,675
Microsoft *                                  13,700                 1,266,394
Objective Systems Integrators*               27,000                 1,069,875
Olivetti                                  2,362,265                 1,483,474
Singapore Technologies                      541,000                 1,295,808
Sterling Software                            17,900                 1,059,456

                                                                 ------------
                                                                   7,699,182
                                                                 ------------

Seligman Henderson Global Growth Opportunities Fund

Portfolio of Investments  (unaudited)               January 31, 1996

--------------------------------------------------------------------------------

                                             Shares                   Value
                                          ------------            ------------

Consumer Goods and Services--14.4%
Adidas                                       27,080                $1,543,010
Apcoa Parking*                               15,500                 1,208,130
Coca-Cola Amatil                            148,000                 1,396,193
LVMH Moet-Hennessy                            6,310                 1,407,977
Oakley *                                     33,700                 1,240,581
PepsiCo                                      21,500                 1,280,594
Procter and Gamble                           13,900                 1,166,731
H M Sampoerna                               102,000                 1,263,599
Sern Suk                                     66,700                 1,474,033
South African Breweries                      39,150                 1,458,940
Television Broadcasting                     317,000                 1,139,742
Yue Yuen Industrial Holdings              4,936,000                 1,251,220

                                                                 ------------
                                                                   15,830,750
                                                                 ------------


Distributors--2.7%
Ryoyo Electron                               80,000                 1,884,993
Wickaksana Overseas International*          406,000                 1,100,229

                                                                 ------------
                                                                    2,985,222
                                                                 ------------

Diversified--2.9%
Citic Pacific *                             337,000                 1,305,357
Domnick Hunter Group                        150,000                   744,396
Siebe                                       100,000                 1,199,809

                                                                 ------------
                                                                    3,249,562
                                                                 ------------


Drugs and Health Care--9.4%
Amgen *                                      21,300                 1,279,331
Columbia/HCA Healthcare                      23,500                 1,305,719
Guidant                                      32,800                 1,506,750
Hokuriku Seiyaku                             26,000                   405,984
Pfizer                                       20,700                 1,421,831
Pharmacia & UpJohn                           38,000                 1,543,882
Roussel                                       8,435                 1,566,520
United Healthcare                            20,600                 1,293,938

                                                                 ------------
                                                                   10,323,955
                                                                 ------------

Seligman Henderson Global Growth Opportunities Fund

Portfolio of Investments  (unaudited)               January 31, 1996

--------------------------------------------------------------------------------

                                             Shares                   Value
                                          ------------            ------------

Electric and Gas Utilities--0.7%
Huaneng Power International*                 45,000                  $781,875
                                                                 ------------


Electronics--4.9%
Keyence                                      17,500                 1,881,720
Kyocera                                      25,000                 1,774,194
Secom                                        27,000                 1,757,083

                                                                 ------------
                                                                    5,412,997
                                                                 ------------

Entertainment and Leisure--6.0%
Disney (Walt)                                19,700                 1,264,494
Granada Group                               128,800                 1,393,352
HIS                                          22,000                 1,141,655
Indian Hotels*                               70,000                 1,575,000
Viacom (Class B)                             30,700                 1,243,350

                                                                 ------------
                                                                    6,617,851
                                                                 ------------

Financial Services--5.9%
American International Group                 13,300                 1,288,438
Donaldson, Lufkin & Jenrette                 38,400                 1,176,000
Manhattan Card                            2,440,000                 1,167,600
MBNA                                         30,900                 1,259,175
Sanyo Shinpan                                21,000                 1,584,572

                                                                 ------------
                                                                    6,475,785
                                                                 ------------

Industrial Goods and Services-1.4%
BBC Brown Boveri                              1,345                 1,548,976
                                                                 ------------

Manufacturing and Industrial Equipment--3.6
Asahi Diamond Industries                    130,000                 1,798,971
Kalmar Industries                            57,600                   927,796
Larsen & Toubro                              76,000                 1,282,120

                                                                 ------------
                                                                    4,008,887
                                                                 ------------

Seligman Henderson Global Growth Opportunities Fund

Portfolio of Investments  (unaudited)               January 31, 1996

--------------------------------------------------------------------------------

                                             Shares                   Value
                                          ------------            ------------

Media--3.9%
Capital Radio                                85,000                  $788,349
IBC Group                                   170,000                   735,621
Nippon Television Network                     6,200                 1,785,507
Sisten Televisyen of Malaysia                10,000                   943,477

                                                                 ------------
                                                                    4,252,954
                                                                 ------------

Paper and Packaging--0.7%
Wace Group                                  200,000                   786,760
                                                                 ------------

Publishing--3.6%
Reed Elsevier                               104,750                 1,458,266
Singapore Press Holding                      60,000                 1,166,608
WPP Group                                   500,000                 1,301,180

                                                                 ------------
                                                                    3,926,054
                                                                 ------------

Resources--2.6%
Gencor                                      367,000                 1,518,482
Western Mining                              215,500                 1,327,457

                                                                 ------------
                                                                    2,845,939
                                                                 ------------

Restaurants--0.8%
Pizza Express                               220,000                   872,093
                                                                 ------------

Retail Trade--6.5%
Home Depot                                   27,200                 1,249,500
Joshin Denki                                140,000                 1,754,091
Lojas Americanas                             12,000                   276,938
Office Depot                                 25,600                   484,800
Shimachu                                     50,000                 1,556,802
Tsutsumi Jewelry                             32,800                 1,833,979

                                                                 ------------
                                                                    7,156,110
                                                                 ------------

Support Services--1.1%
Rentokil                                    230,000                 1,211,005
                                                                 ------------

Seligman Henderson Global Growth Opportunities Fund

Portfolio of Investments  (unaudited)               January 31, 1996

--------------------------------------------------------------------------------

                                             Shares                   Value
                                          ------------            ------------

Transportation--3.7%
Kobenhauns Lufthavne                         18,000                $1,390,866
Lufthansa                                    10,080                 1,507,005
SITA                                          6,700                 1,218,051

                                                                 ------------
                                                                    4,115,922
                                                                 ------------

Total Common Stocks
  (Cost  $98,621,507 )                                            104,396,575
                                                                 ------------

Preferred Stocks-1.2%
  (Cost  $1,641,834)

Communications--1.2%
Nokia                                        35,330                 1,376,277
                                                                 ------------

Total Investments--96.0%
  (Cost  $100,263,341 )                                           105,772,852

Other Assets Less Liabilities--4.0%                                 4,366,867
                                                                 ------------

Net Assets--100.0%                                               $110,139,719
                                                                 ============



-------------

* Non-income producing security

+ Rule 144A security.

See notes to financial statements.

Seligman Henderson Global Growth Opportunities Fund

Statement of Assets and Liabilities  (unaudited)               January 31, 1996

--------------------------------------------------------------------------------


Assets:
Investments, at value:
  Common stocks (cost $98,621,507)           $104,396,575
  Preferred stocks (cost $1,641,834)            1,376,277        $105,772,852
                                             ------------
Cash                                                                8,373,306
Receivable for Capital Stock sold                                   1,987,572
Net unrealized appreciation on
  forward currency contracts                                          454,593
Receivable for securities sold                                        447,688
Receivable for dividends and interest                                  49,869
Expenses prepaid to shareholder service agent                          37,144
                                                                 ------------
Total Assets                                                      117,123,024
                                                                 ------------

Liabilities:
Payable for securities purchased                                    6,787,431
Payable for Capital Stock Stock repurchased                            49,434
Accrued expenses, taxes, and other                                    146,440
                                                                 ------------
Total Liabilities                                                   6,983,305
                                                                 ------------

Net  Assets                                                      $110,139,719
                                                                 ============

Composition of Net Assets:
Capital  Stock,  at  par  ($.001  par  value;
  500,000,000  shares  authorized;
  14,529,084 shares outstanding):
  Class A                                                             $10,876
  Class D                                                               3,653
Additional paid-in capital                                        104,766,278
Accumulated net investment loss                                      (262,715)
Accumulated net realized loss on investments                         (337,421)
Net unrealized appreciation (depreciation)
 of investments                                                     7,350,685
Net unrealized depreciation on translation
  of assets and liabilities denominated
  in foreign currencies and forward
  currency contracts                                               (1,391,637)
                                                                 ------------

Net Assets                                                       $110,139,719
                                                                 ============

Net Asset Value per share:
  Class A ($82,488,824/10,875,874 shares)                               $7.58
  Class D ($27,650,895/3,653,210 shares)                                $7.57

------------------
See notes to financial statements.

Seligman Henderson Global Growth Opportunities Fund

Statement of Operations (unaudited)                  For the period 11/1/95*
                                                     to 1/31/96

--------------------------------------------------------------------------------


Investment income:
Dividends (net of foreign taxes
  withheld of $5,516)                                $71,143
Interest                                              58,543
                                                  ----------
Total investment income                                             $129,686

Expenses:
Management fee                                       174,945
Distribution and service fees                         72,906
Shareholder account services                          68,506
Custody and related fees                              22,644
Auditing and legal fees                               12,323
Registration                                          11,317
Shareholder reports and
    communications                                     5,100
Directors' fees and expenses                           1,530
Miscellaneous                                            480
                                                  ----------
Total expenses                                                       369,751
                                                                  ----------

Net investment loss                                                 (240,065)
Net realized and unrealized gain
  (loss) on investments  and foreign
  currency transactions:
Net  realized  loss on  investments                 (306,961)
Net  realized  loss from  foreign
  currency   transactions                            (53,110)
Net change in unrealized appreciation
  of investments                                   7,350,685
Net change in unrealized appreciation
  on translation of assets and liabilities
  denominated in foreign currencies
  and forward currency contracts                  (1,391,637)
                                                  ----------
Net gain on investments and foreign currency
    transactions                                                   5,598,977
                                                                  ----------
Increase in net assets from operations                            $5,358,912
                                                                  ==========

---------------------
* Commencement of operations.
See notes to financial statements.

Seligman Henderson Global Growth Opportunities Fund

Statement of Changes in Net  Assets (unaudited)

--------------------------------------------------------------------------------


                                                                                                          11/1/95 *
                                                                                                             to
                                                                                                           1/31/96
                                                                                                     ------------------
Operations:
Net investment loss                                                                                           ($240,065)
Net realized loss on investments                                                                               (306,961)
Net realized loss from foreign currency transactions                                                            (53,110)
Net change in unrealized appreciation of
    investments                                                                                               7,350,685
Net change in unrealized appreciation on
    translation of assets and liabilities denominated in
    foreign currencies and forward currency contracts                                                        (1,391,637)
                                                                                                     ------------------
Increase in net assets from operations                                                                        5,358,912
                                                                                                     ------------------


Capital share transactions:                                                        Shares
                                                                             ------------------
                                                                                  11/1/95 *
                                                                                  to 1/31/96
                                                                             ------------------
Net proceeds from sale of shares:
    Class A                                                                         10,440,234               75,201,264
    Class D                                                                          3,254,873               23,537,524
Exchanged from associated Funds:
    Class A                                                                            908,305                6,596,525
    Class D                                                                            487,015                3,556,340
                                                                                ---------------------------------------
Total                                                                               15,090,427              108,891,653
                                                                                ---------------------------------------
Cost of shares repurchased:
    Class A                                                                           (153,085)              (1,117,018)
    Class D                                                                            (38,229)                (278,601)
Exchanged into associated Funds:
    Class A                                                                           (319,580)              (2,343,245)
    Class D                                                                            (50,449)                (371,982)
                                                                                ---------------------------------------
Total                                                                                 (561,343)              (4,110,846)
                                                                                ---------------------------------------
Increase in net investment assets from capital
    share transactions                                                              14,529,084              104,780,807
                                                                                ==============-------------------------
Increase in net assets                                                                                      110,139,719
Net Assets:
Beginning of period                                                                                                  --
                                                                                                     ------------------
End of period                                                                                              $110,139,719
                                                                                                     ==================


-----------------
* Commencement of operations.
See notes to financial statements.

SELIGMAN HENDERSON GLOBAL GROWTH OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (unaudited)

1. Seligman Henderson Global Growth Opportunities Fund (the "Series") is one of four separate series of the Seligman Henderson Global Fund Series, Inc. (the "Fund"). The other series are the "International Fund," the "Global Smaller Companies Fund," and the "Global Technology Fund." The Series offers two classes of shares-- Class A shares and Class D shares; and had no operations prior to its commencement on November 1, 1995, other than those relating to organizational matters.

     Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and contingent deferred sales load ("CDSL") of 1% imposed on certain redemptions made within one year of purchase. The two classes of shares for the Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

2. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

a. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings which mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Investments in foreign securities will usually be denominated in foreign currency, and the Series may temporarily hold funds in foreign currencies. The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets, and liabilities, at the closing daily rate of exchange as reported by a pricing service; (ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

      The Series' net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities and net investment income and gains, if any, to be distributed to shareholders of the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

      Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates.

      The Series separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Series separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts.

     The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions.

d. There is no provision for federal income or excise tax. The Series will elect to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized, if any, annually. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

e. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by: differences in the timing of the recognition of certain components of income, expense or capital gain and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Series.

f. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

g. All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Classspecific expenses, which include distribution and service fees and any other items that can be specifically attributed to a particular class, are charged directly to such class.

3.   Purchases  and  sales  of  portfolio   securities,   excluding   short-term
investments, for the period ended January 31, 1996, amounted to $102,592,755 and $1,991,993, respectively.

   At January 31, 1996, the cost of investments of the Series for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, amounted to $7,662,942 and $2,113,431, respectively.

4. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.00% per annum of the Series' average daily net assets, of which 0.90% is paid to Seligman Henderson Co. (the "Subadviser"), a 50% owned affiliate of the Manager.

     Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Series' shares and an affiliate of the Manager, received concessions of $70,114 after commissions of $3,119,458 were paid to dealers for sale of Class A shares.

   The Series has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to Class A shares under which service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Series pursuant to the Plan. For the period ended January 31, 1996, fees incurred by the Series aggregated $34,013, or 0.25% per annum of the average daily net assets of Class A shares.

The Series has a Plan with respect to Class D shares under which service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Series to the Distributor pursuant to the Plan. For the period ended January 31, 1996, fees incurred by the Series aggregated $38,893 or 1% per annum of the average daily net assets of Class D shares.

     The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares occuring within one year of purchase. For the period ended January 31, 1996, such charges amounted to $2,125 for the Series.

   Seligman Services, Inc., an affiliate of Manager is eligible to receive commissions from certain sales of the Series' shares, as well as distribution and fees pursuant to the Plan. For the period ended January 31, 1995, Seligman Services, Inc. received commissions of $3,253 from sales of the Series and distribution and service fees of $267, pursuant to the Plan.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Subadviser, the Distributor, Seligman Services, Inc. and/or Seligman Data Corp.

     Fees of $20,000 incurred by the Fund for the period ended January 31, 1996 for the legal services of Sullivan & Cromwell, a member of which firm is a director of the Fund.

     The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid. The cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at January 31, 1996 of $226, is included in other liabilities.

5. At January 31, 1996, the Series had outstanding forward exchange currency contracts to buy/sell foreign currency as follows:

                                                                                                   Unrealized
       Settlement           Contract              Contract                 In Exchange             Appreciation
          Date             to Receive            to Deliver                       For              (Depreciation)
          ----             ----------            ----------         --------------------------   ---------------
         1/31/96                                    $290,404        GBP               192,908         $  1,466
         1/31/96                                     509,332        HKD             3,938,566               46
         1/31/96                                     136,535        ITL           218,524,477            1,385
         1/31/96                                     331,489        SGD               470,250             (210)
         1/31/96                                     189,156        JPY            52,017,894           (1,780)
          2/2/96                                     542,431        AUD               731,039            2,741
         2/13/96            $2,000,000                              JPY           201,870,000          111,092
         2/13/96             2,000,000                              JPY           201,460,000          114,929
         2/13/96             2,500,000                              JPY           250,040,000          160,364
         2/13/96             3,500,000                              JPY           367,150,000           64,560
                                                                                                      --------
                                                                                                      $454,593
                                                                                                      ========

-----------------

AUD      Austrailian dollar
GFP      British pounds
HKD      Hongkong dollars
ITL      Italian lira
SGD      Singapore
JPY      Japanese yen

Seligman Henderson Global Growth Opportunities Fund

Financial Highlights

The Series' financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from the Series' beginning net asset value to the ending net asset value so that they may understand what effect the individual items have on their investment assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item as disclosed in the financial statements to their equivalent per share amounts, based on average shares outstanding.

The total return based on net asset value measures the Series' performance assuming investors purchased shares at net asset value as of the beginning of the period, reinvested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Series. The total returns for periods of less than one year are not annualized.


                                                    11/1/95* to 1/31/96
                                                  ------------------------
                                                  CLASS A          CLASS D
                                                  -------          -------
Net investment loss                               $(0.02)          $(0.03)
Net realized and unrealized investment gain         0.58             0.58
Net realized and unrealized investment loss
   from foreign currency transactions              (0.12)           (0.12)
                                                   -----             -----

Net increase in net asset value                     0.44             0.43
Net asset value:
   Beginning of period                              7.14             7.14
                                                 -------          -------

   End of period                                   $7.58            $7.57
                                                   =====            =====

Total return based upon net asset value             6.16%            6.02%

Ratios/Supplemental Data:
Total expenses to average net assets                1.94% **         2.69% **
Net investment loss to average net assets          -1.20% **        -1.95% **
Portfolio turnover                                  2.50%            2.50%
Net assets, end of period (000's omitted)        $82,489          $27,651

--------------
 *Commencement of operations.
**Annualized.
See notes to financial statements.

--------------------------------------------------------------------------------
                               SELIGMAN HENDERSON
--------------------------------------------------------------------------------

                            GLOBAL FUND SERIES, INC.


                                     [LOGO]


                             Global Technology Fund

                         Global Smaller Companies Fund

                               International Fund




                         ANNUAL REPORT OCTOBER 31, 1995

                         ==============================

                       Investing for Capital Appreciation

                              [Photo of Seligman]

                                                                        Seligman
                                                                Established 1864

                              [Photo of Henderson]

                                                                       Henderson
                                                            Investing Since 1872

Seligman Henderson --
The Experienced Global Managers

Seligman Henderson Co. is a joint venture established by J. & W. Seligman & Co. of New York and Henderson Administration Group plc of London. With early investments in industries such as railroads, electricity, and automobiles, Seligman and Henderson were among the pioneers of global growth stock investing in the late 19th and early 20th centuries. Together, the two firms have more than 200 years of investment experience, and manage $32 billion in combined assets.

Hardly newcomers to the investment company business, Seligman manages more than 40 investment companies, including Tri-Continental Corporation, which was established in 1929. Henderson manages more than 60 investment companies, including four portfolios that were launched before 1900.

Seligman Henderson is headquartered in New York, and Henderson has additional offices in London, Singapore, and Tokyo. Seligman and Henderson combined employ more than 100 investment professionals who seek investment opportunities by focusing on companies around the world. Seligman Henderson places heavy emphasis on company visits and meetings with management to confirm expectations of a company's quality and direction. In fact, the investment professionals meet with the managements of more than 5,000 companies around the world annually.

Seligman Henderson believes that investors looking for the best long-term growth possibilities need to broaden their view to include non-US stocks. With teams of dedicated professionals seeking exciting global investment opportunities, Seligman Henderson provides investors insight into the world's changing markets.

--------------------------------------------------------------------------------

Seligman Henderson Global Technology Fund

Seligman Henderson Global Technology Fund, which commenced operations on May 23, 1994, seeks long-term capital appreciation by investing in securities of companies around the world operating in the technology and technology-related industries.

Seligman Henderson Global
Smaller Companies Fund

Seligman Henderson Global Smaller Companies Fund, which commenced operations on August 31, 1992, seeks long-term capital appreciation by investing in smaller-company stocks, with market capitalizations up to $750 million, in the US and around the world.

Seligman Henderson
International Fund

Seligman Henderson International Fund, which commenced operations on April 2, 1992, seeks long-term capital appreciation by investing primarily in the stocks of larger-sized companies outside the US with prospects for above-average growth.

In addition to the Funds detailed in this report, the newest addition to the Seligman Henderson Global Fund Series, Inc. is Seligman Henderson Global Growth Opportunities Fund, introduced on November 1, 1995.

--------------------------------------------------------------------------------

[LOGO]

To the Shareholders

We are pleased to provide you with this Annual Report for Seligman Henderson Global Fund Series, Inc., which includes Seligman Henderson Global Technology Fund, Seligman Henderson Global Smaller Companies Fund, and Seligman Henderson International Fund. The Funds' investment results for the 12 months ended October 31, 1995, were strong. In particular, Seligman Henderson Global Technology Fund and Seligman Henderson Global Smaller Companies Fund significantly outperformed the major market indices. Below is a brief overview of global markets since we last reported to you in April. For your convenience, Fund-specific information, including interviews with the Portfolio Managers, are in the pages that follow.

Global Economic and Market Overview

Since April, we have seen a slowing in growth in most of the world's major economies. In addition, inflation rates have consistently declined and have been lower than expected, most notably in the US, Germany, and Japan. Historically, this environment has been very positive for global equity investing.

The US economy continued to be marked by modest but sustained economic growth and subdued inflation, providing a supportive backdrop for the US equity markets, which continued to outpace international markets.

The UK economy was weaker than anticipated, with the growth rate of consumer spending and exports both declining. Continental Europe experienced similar weakness; despite a satisfactory start at the beginning of 1995, declining consumer spending and export trends point to a slowing in economic growth. Overall, European market performance varied. Switzerland, the UK, and Germany performed reasonably and, by contrast, France and Italy fell sharply due to ongoing political problems and scandals. Nevertheless, the outlook for the UK and Continental Europe remains positive based on our belief that both the current political turmoil and the slowdown in economic growth are temporary.

Japan's economy remained stagnant and governmental authorities have been able to do little to improve the situation. However, the sharp change in the Yen/Dollar relationship, with the Dollar strengthening substantially, was an important turnaround. It was induced by a major change in sentiment, particularly in the US, with the realization that any further strengthening of the Yen could seriously damage Japan's economy, with probable negative effects globally. The Japanese stock market declined in the past six months; however, this masked a sharp gain in the past three months, with the market rising almost 25% from its low in local currency terms. Looking ahead, the promise of additional government spending, interest rates at an all-time low of 0.5%, and a weakened Yen, all point to a positive outlook for Japan in 1996.

Elsewhere in Asia, the picture was mixed. For example, economic growth has slowed considerably in Hong Kong, but inflation remains high. China's economy, however, has returned to a more sustainable growth path, thus helping control inflation. By contrast, Malaysia and Thailand continue to show evidence of overheating, with current account deficits worsening, and inflation poised to rise. Market performance varied: Hong Kong, Korea, and Indonesia all remained relatively firm, each rising by more than 10%, while Malaysia and Thailand both fell sharply in recent months.

We remain positive on the outlook for Seligman Henderson Global Fund Series, as discussed in more detail in the pages ahead. We hope you enjoy the new format of this report, and we welcome any comments or suggestions. Seligman Henderson looks forward to continuing to help you meet your global investment needs in the years ahead.

By order of the Board of Directors,


/s/ William Morris            /s/ Brian T. Zino        /s/ Iain C. Clark
William C. Morris             Brian T. Zino            Iain C. Clark
Chairman                      President                Chief Investment Officer
                                                       Seligman Henderson Co.
December 1, 1995

SELIGMAN
HENDERSON
GLOBAL
TECHNOLOGY
FUND

Interview with
Brian Ashford-Russell
and Paul H. Wick,
Portfolio Managers

                         [Photo of International Team]

                                                             International Team:
                                                 From Left: Michael Wood-Martin,
                                                           Brian Ashford-Russell
                                                            (Portfolio Manager),
                                                                    Nicky Barker

                               [Photo of US Team]

                                                                        US Team:
                                                          From Left: Gus Scacco,
                                                  Carlene Palia, Shanean Austin,
                                                          Bruce Zirman, (seated)
                                                      Arsen Mrakovcic, Paul Wick
                                                             (Portfolio Manager)

Economic Factors Affecting
Seligman Henderson Global Technology Fund

"In the past 12 months, the economic background worldwide has been largely supportive for technology shares. While economic growth in most major economies slowed in the second and third quarters of 1995, capital spending trends remained robust and, most importantly from the perspective of the technology investor, it is quite clear that technology is accounting for an increasing proportion of business investment. Even the depressed consumer sector has witnessed the same trend: despite continuing weakness in consumption spending around the globe, the one area where consumer demand appears to remain strong is technology, particularly personal computing. Although the implementation of technology overseas significantly lags the US, it is accelerating strongly and we continue to see evidence of growing demand for technology goods and services."

Your Managers' Investment Strategy

"Throughout the year, we have maintained a weighting in the US towards the high end of our expected long-term range, reflecting our optimism about earnings prospects for the US technology group. In May, we expanded our commitment to Japan based on our belief that the semiconductor cycle, particularly insofar as it affects production equipment suppliers, was two years behind the US but likely to catch up rapidly. This prospect, together with our bearishness on the Yen and the emergence of -- for the first time in 12 years -- a valuation gap between US and Japanese technology shares, led us to double our weighting in Japan, with highly favorable results. In Europe, our emphasis has rightly been on the UK, where our portfolio has performed exceptionally well. On the other hand, we have maintained a modest position in the Pacific markets."

Sector Performance

"For much of the year, we positioned your Fund to take advantage of the extremely strong growth in the components market, where supply has struggled to keep up with demand. Component suppliers and manufacturers of related production equipment have enjoyed strong revenue growth and outstanding earnings expansion. More recently, we increased our exposure to the networking market where the combination of increasing global penetration and the explosive growth of Internet usage is being reflected in an acceleration of revenue growth. We have maintained a massively underweighted position in telecommunications carriers, reflecting our bearish view on the secular outlook for these companies, and we cut back our weighting in the mobile communications equipment suppliers during the late summer."

Looking Ahead

"We believe that the next 12 months will continue to support our fundamental thesis that the global technology market remains in the early stages of a major secular expansion. International demand for technology is accelerating and will counterbalance any slowdown in the rate of growth in the US. Corporate earnings growth for the general industrial sector is slowing and, in doing so, is highlighting the exceptional growth potential of the technology sector. The sector should continue to outperform on the back of strong relative earnings and increasing attention from international investors."

SELIGMAN
HENDERSON
GLOBAL
TECHNOLOGY FUND

Percentage of
Investments by
Country as of
October 31, 1995
-----------------------------------
United States                  55.4%
Japan                          16.9
United Kingdom                  9.4
Israel                          3.1
Italy                           2.0
Taiwan                          2.0
Canada                          1.8
Netherlands                     1.3
Sweden                          1.2
Denmark                         0.9
Germany                         0.9
Hong Kong                       0.9
France                          0.8
Singapore                       0.8
South Korea                     0.8
Austria                         0.7
Norway                          0.7
Finland                         0.3
Brazil                          0.1
-----------------------------------
Total                         100.0%

Major Portfolio
Holdings at October 31, 1995

Security                   Value
-----------------------------------
Cypress Semiconductor   $10,575,000
Lam Research             10,348,750
Novellus Systems          9,625,000
Tencor Instruments        9,405,000
KLA Instruments           8,600,000
Intel                     8,392,500
Tower Semiconductor       7,783,750
Integrated Device
   Technology             7,625,000
ESS Technology            7,527,656
Synopsys                  7,450,000

Performance Comparison Chart and Table

The following chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Technology Fund, Class A and D shares, with and without the maximum initial sales charge of 4.75% or the 1% contingent deferred sales load ("CDSL") as applicable, since inception on May 23, 1994, through October 31, 1995, to a $10,000 hypothetical investment made in the Lipper Global Fund Average (Lipper Average) and the Morgan Stanley Capital International World Index (MSCI World Index) for the same period. It is important to keep in mind that the index and average exclude the effects of any fees or sales charges.

                                    [GRAPH]

The table below shows the average annual total returns for the one-year and since-inception periods through October 31, 1995, for Seligman Henderson Global Technology Fund Class A shares, with and without the maximum initial sales charge of 4.75%, for the Lipper Average, and for the MSCI World Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through October 31, 1995, for Seligman Henderson Global Technology Fund Class D shares, with and without the effect of the 1% CDSL imposed on shares redeemed within one year of purchase, the Lipper Average, and the MSCI World Index.

Average Annual Total Returns
                                                                         Since
                                                            One        Inception
                                                            Year        5/23/94
--------------------------------------------------------------------------------
Seligman Henderson Global
Technology Fund
  Class A with sales charge                                 49.79%       47.78%
  Class A without sales charge                              57.31        52.91
Lipper Average                                               5.43         7.02*
MSCI World Index                                            10.03        10.65*

Seligman Henderson Global
Technology Fund
  Class D with CDSL                                         54.95%        n/a
  Class D without CDSL                                      55.95        51.61%
Lipper Average                                               5.43         7.02*
MSCI World Index                                            10.03        10.65*

* From 5/31/94.

Largest Portfolio Changes* During the Six Months Ended October 31

                                                               Shares
                                                     --------------------------
                                                                       Holdings
Additions                                                              10/31/95
--------------------------------------------------------------------------------
Cypress Semiconductor                                230,000            300,000
Information Storage Device                           350,000            350,000
Integrated Device Technology                         400,000            400,000
KLA Instruments                                      200,000            200,000
Lam Research                                         130,000            170,000
Micron Technology                                    100,000            100,000
Novellus Systems                                     140,000            140,000
3 Com                                                120,000            120,000
Teltrend                                             107,000            107,000
Zilog                                                200,000            200,000

                                                               Shares
                                                     --------------------------
                                                                       Holdings
Reductions                                                             10/31/95
--------------------------------------------------------------------------------
Advanced Micro Devices                                50,000               --
Altron                                                70,000               --
CBT Group ADRs                                        40,000               --
Cognex                                                55,000               --
DSC Communications                                    60,000               --
Electroglas                                           40,000               --
Electronics for Imaging                               40,000               --
Exar                                                  55,000               --
FSI International                                     58,000(1)            --
Motorola                                              24,000               --

* Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1)  Includes 29,000 shares received as a result of a 2-for-1 stock split.

SELIGMAN
HENDERSON
GLOBAL
SMALLER
COMPANIES FUND

Interview with
Iain C. Clark and
Arsen Mrakovcic,
Portfolio Managers

                         [Photo of International Team]

                                                             International Team:
                                                     From Left: Heather Manners,
                                                  Andrew Stack, William Garnett,
                                               Stephen Peak. Missing from photo:
                                                  Iain Clark (Portfolio Manager)

                              [Photo of U.S. Team]

                                                                        US Team:
                                                          From Left: Gus Scacco,
                                                  Carlene Palia, Shanean Austin,
                                                                   Bruce Zirman,
                                                        (seated) Arsen Mrakovcic
                                                  (Portfolio Manager), Paul Wick

Economic Factors Affecting
Seligman Henderson Global Smaller Companies Fund

"Generally, the economic background in the past 12 months has had a rather mixed effect on smaller companies worldwide. In Japan, smaller companies performed poorly as the economy continued to suffer from the strong Yen. European smaller companies performed reasonably well in the early part of the year. However, with more recent evidence of slowing economies and fears over what 1996 will bring, smaller companies have begun to underperform larger companies. By contrast, in the US, economic factors have had little impact on smaller companies, which have been boosted by the strength of the technology sector."

Your Managers' Investment Strategy

"In the past 12 months, your Fund's weighting in the US has increased, due largely to the significant outperformance of US positions that we have held in the portfolio. Recently, however, we have directed most of the new cash into international markets, where we feel there are better opportunities. However, given the continued strong performance of the US, this weighting remains quite high.

"In addition, our weightings in the UK and Continental Europe have also risen. In Continental Europe, we have continued to focus on France and Sweden, where we see the most dynamic smaller companies. The strength or weakness of currencies, however, has affected smaller companies in each country in contrasting ways. For example, the strong French Franc has hurt smaller companies in France. By contrast, the weak Swedish Krona has been a major benefit to export-related smaller companies in Sweden.

"In Japan, the weighting dropped from 17% to 14%, in part reflecting the poor performance of Japanese smaller companies. Overall, the US market provided the strongest performance and we will continue to maintain it as our largest country weighting."

Looking Ahead

"Outside the US, smaller companies have generally suffered in recent months as economic growth around the world has slowed. Our economic forecasts suggest that economic growth should improve during 1996, and this should provide a reasonably benign backdrop for smaller companies. We see particularly attractive value in Continental Europe; however, the area with the most potential is Japan -provided its economy strengthens next year. We believe this will be the case and, therefore, we are likely to increase our Japanese weighting steadily over the next few months. Overall, smaller companies continue to provide an abundance of exciting investment opportunities and we believe the background for investing should be very positive."

SELIGMAN
HENDERSON
GLOBAL SMALLER
COMPANIES FUND

Percentage of
Investments by
Country as of
October 31, 1995
------------------------------------
United States                  36.8%
Japan                          14.4
United Kingdom                 13.8
Sweden                          6.6
France                          4.4
Germany                         3.7
Switzerland                     3.0
Finland                         2.2
Indonesia                       1.6
Italy                           1.6
Netherlands                     1.4
Singapore                       1.3
Australia                       1.2
Hong Kong                       1.2
Austria                         1.1
Canada                          0.8
Denmark                         0.8
Norway                          0.8
Belgium                         0.7
India                           0.6
Malaysia                        0.6
Thailand                        0.4
Argentina                       0.3
Spain                           0.3
Brazil                          0.2
Mexico                          0.2
------------------------------------
Total                         100.0%


Major Portfolio
Holdings at October 31, 1995

Security                    Value
------------------------------------
Electronics for Imaging  $3,723,750
SunGard Data Systems      3,345,000
BMC Industries            3,090,000
Hummingbird
    Communications        2,580,000
SITEL                     2,275,000
Credence Systems          2,250,000
Dimac                     2,207,562
Synopsys                  2,160,500
Nu-Kote Holdings
    (Class A)             2,056,250
Nokian Tyres              2,034,665


Performance Comparison Chart and Table

The following chart compares a $10,000 hypothetical investment made in Seligman Henderson Global Smaller Companies Fund Class A shares, with and without the maximum initial sales charge of 4.75%, since the commencement of investment operations through October 31, 1995, to a $10,000 hypothetical investment made in the Lipper Global Small Company Fund Average (Lipper Average) and the Morgan Stanley Capital International World Index (MSCI World Index) for the same period. The performance of Seligman Henderson Global Smaller Companies Fund Class D shares is not shown in the chart, but is included in the table below. It is important to keep in mind that the index and average exclude the effects of any fees or sales charges.

                                    [Graph]

The table below shows the average annual total returns for the one-year and since-commencement-of-investment-operations periods through October 31, 1995, for Seligman Henderson Global Smaller Companies Fund Class A shares, with and without the maximum initial sales charge of 4.75%, for the Lipper Average, and for the MSCI World Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through October 31, 1995, for Seligman Henderson Global Smaller Companies Fund Class D shares, with and without the effect of the 1% CDSL imposed on shares redeemed within one year of purchase, the Lipper Average, and the MSCI World Index.

Average Annual Total Returns


                                                          One          Since
                                                          Year         9/9/92*
--------------------------------------------------------------------------------
Seligman Henderson Global
Smaller Companies Fund
  Class A with sales charge                              14.44%         23.20%
  Class A without sales charge                           20.10          25.14
Lipper Average                                            7.31          15.09+
MSCI World Index                                         10.03          12.83+

                                                                       Since
                                                          One        Inception
                                                          Year         5/3/93
--------------------------------------------------------------------------------
Seligman Henderson Global
Smaller Companies Fund
  Class D with CDSL                                      18.11%          n/a
  Class D without CDSL                                   19.11          22.51%
Lipper Average                                            7.31          12.75++
MSCI World Index                                         10.03          11.08++

 *   Commencement of investment operations.

 +   From 8/31/92.

++   From 4/30/93.



Largest Portfolio Changes# During the Six Months Ended October 31

                                                             Shares
                                                   ---------------------------
                                                                     Holdings
Additions                                                            10/31/95
--------------------------------------------------------------------------------
Applied Extrusion
    Technologies                                    100,000           100,000
Bau Holdings                                         41,400            41,400
Hummingbird
     Communications                                  60,000            60,000
Nokian Tyres                                        200,890           200,890
Plettac                                               6,630             6,630
SITEL                                               100,000           100,000
Stayer Group                                        609,900           609,900
SunGard Data Systems                                 30,000            90,000(1)
Sylea                                                19,320            19,320
Synopsys                                             58,000            58,000


                                                             Shares
                                                   ---------------------------
                                                                     Holdings
Reductions                                                           10/31/95
--------------------------------------------------------------------------------
Altera                                               36,000              --
Cognex                                               60,000              --
DeVry                                                25,000              --
Exar                                                 60,000              --
FSI International                                    63,000(2)           --
General Nutrition Companies                          37,000              --
Mattson Technology                                   38,000              --
Nautica Enterprises                                  35,000              --
PRI Automation                                       30,000            25,000
Speedway Motorsports                                 60,000              --

# Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

(1)  Includes 30,000 shares received as a result of a 2-for-1 stock split.

(2)  Includes 25,000 shares received as a result of a 2-for-1 stock split.

SELIGMAN
HENDERSON
INTERNATIONAL
FUND

Interview with
Iain C. Clark,
Portfolio Manager

                         [Photo of International Team]

                                                              International Team
                                                       From Left: Tim Stevenson,
                                                                 James Robinson,
                                                 Iain Clark (Portfolio Manager),
                                                    Peter Basset, David Thornton

Economic Factors Affecting
Seligman Henderson International Fund

"Overall, economic factors have played a relatively modest role in the direction of international stock markets. Economies have generally been slowing steadily in the more mature countries of the world, although there are some signs of overheating in Asia. The consistent decline in inflation almost everywhere has been a very positive feature, with rates of inflation invariably coming in lower than consensus estimates. This factor has helped bond markets, and long-bond yields have declined virtually everywhere, providing a positive backdrop for international equity investing."

Your Manager's Investment Strategy

"In the past 12 months, we made a number of changes to your Fund's country weightings. The weighting in Japan decreased from 34% a year ago to around 29% currently. Most of the decline took place in the third quarter of 1995. It should be noted that at the end of 1994 we hedged approximately one-third of the assets tied to the Yen. However, in early July of this year we increased our hedged position to 50%. Having initially hedged somewhat early, this increase proved timely and helped to protect these assets as the Yen weakened sharply during the third quarter of 1995.

"On the other hand, we increased the UK weighting from 13% to more than 19%. Most of the increase was made in February of this year and proved successful as the UK market has performed quite well in 1995. We also increased our overall weighting in Continental Europe, with the principal additions to France and Sweden. European stock markets did not perform particularly well in local currency terms, but most currencies rose sharply against the US Dollar, thus providing reasonable US Dollar returns."

Looking Ahead

"The key economic question going forward is whether the current slowdown in global growth is just temporary or whether it presages a move towards recession. We support the former view, as we see modest growth in consumer spending next year helping to keep economies moving along -- although not at a particularly rapid pace. This scenario should also be reasonably favorable for inflation, and there still appear to be very few significant inflationary pressures on a global basis. With this background in mind, we continue to favor financial assets. In the short term, interest rates are likely to fall further in the US and Europe, and long-bond yields should remain relatively stable. Provided there is some economic growth next year, corporate earnings should continue to improve, leading to a positive stock market background. We do not anticipate any major changes to our strategy, although we will be looking to invest your Fund's small amount of cash into Continental Europe and Japan, where we still see reasonable value."

SELIGMAN
HENDERSON
INTERNATIONAL
FUND


Percentage of
Investments by
Country as of
October 31, 1995
------------------------------------
Japan                          28.7%
United Kingdom                 19.2
France                          8.7
Switzerland                     5.8
Germany                         4.4
Netherlands                     3.9
Singapore                       3.1
Australia                       3.0
Hong Kong                       3.0
Sweden                          2.7
Spain                           2.3
Norway                          2.1
Thailand                        1.9
India                           1.8
Malaysia                        1.6
Indonesia                       1.3
South Korea                     1.3
Denmark                         1.2
Italy                           1.2
Taiwan                          1.1
Mexico                          1.0
Argentina                       0.7
------------------------------------
Total                         100.0%

Major Portfolio
Holdings at October 31, 1995

Security                   Value
------------------------------------
East Japan Railway       $2,227,376
Toshiba                   2,227,317
Nippon Telegraph
    & Telephone           2,152,230
Yamaha                    1,915,112
Pioneer Electronic        1,875,361
Reuters Holdings          1,489,286
Granada Group             1,433,945
BTR                       1,372,275
Tesco                     1,339,218
B.A.T. Industries         1,240,581

Performance Comparison Chart and Table

The following chart compares a $10,000 hypothetical investment made in Seligman Henderson International Fund Class A shares, with and without the maximum initial sales charge of 4.75%, since the commencement of investment operations through October 31, 1995, to a $10,000 hypothetical investment made in the Morgan Stanley Capital International Europe-Australia-Far East Index (EAFE Index) for the same period. The performance of Seligman Henderson International Fund Class D shares is not shown in the chart, but is included in the table below. It is important to keep in mind that the index excludes the effects of any fees or sales charges.

                                    [Graph]

The table below shows the average annual total returns for the one-year and since-commencement-of-investment-operations periods through October 31, 1995, for Seligman Henderson International Fund Class A shares, with and without the maximum initial sales charge of 4.75%, and for the EAFE Index. Also included in the table are the average annual total returns for the one-year and since-inception periods through October 31, 1995, for Seligman Henderson International Fund Class D shares, with and without the effect of the 1% CDSL imposed on shares redeemed within one year of purchase, and for the EAFE Index.

Average Annual Total Returns*

                                                      One             Since
                                                      Year            4/7/92**
--------------------------------------------------------------------------------
Seligman Henderson
International Fund
  Class A with sales charge                          -5.92%            10.28%
  Class A without sales charge                       -1.24             11.79
EAFE Index                                           -0.07             11.92+



                                                                       Since
                                                      One            Inception
                                                      Year            9/21/93
--------------------------------------------------------------------------------
Seligman Henderson
International Fund
  Class D with CDSL                                  -3.02%             n/a
  Class D without CDSL                               -2.08             6.83%
EAFE Index                                           -0.07             6.37++

* No adjustment was made to the performance of Seligman Henderson International Fund Class A shares for periods prior to September 21, 1993, the commencement date for the annual Administration, Shareholder Services and Distribution Plan fee of up to 0.25% of average daily net assets.

**  Commencement of investment operations.

 +  From 3/31/92.

++  From 9/30/93.

Largest Portfolio Changes# During the Past Six Months Ended October 31

                                                             Shares
                                                   ---------------------------
                                                                     Holdings
Additions                                                            10/31/95
--------------------------------------------------------------------------------
Caradon                                             222,000           222,000
Cie Generale des Eaux                                10,752            10,752
Deutsche Bank                                        16,695            18,295
Mitsubishi Materials                                233,000           233,000
Mitsui Marine & Fire                                166,000           166,000
Mitsui O.S.K. Lines                                 407,000           407,000
Norsk Hydro                                          21,181            21,181
Royal Bank of Scotland                              148,000           148,000
Stora Kopparbergs                                    60,507            73,507
Sumitomo Metal Industries                           425,000           425,000

                                                             Shares
                                                   ---------------------------
                                                                     Holdings
Reductions                                                           10/31/95
--------------------------------------------------------------------------------
Daiwa House Industry                                 87,000              --
Fuji Bank                                            65,000              --
Legal & General                                     125,000              --
L'Oreal                                               3,200              --
Mitsubishi Rayon                                    656,000              --
Nippon Paper                                        210,000              --
Nippon Telegraph
    & Telephone                                          88               262
Toshiba                                             108,000           307,000
TPI Polene                                          117,500              --
Yamaha                                              110,000           120,000

# Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

GLOBAL TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS                                        October 31, 1995

                                                     Shares              Value
                                                     ------              -----
COMMON STOCKS--87.5%

BROADCASTING--0.4%
Australis Media* (Australia)
   Satellite broadcasting                            300,000        $    223,881
Bell Cablemedia ADRs* (UK)
   Cable television operator                         170,000           2,528,750
                                                                    ------------
                                                                       2,752,631
                                                                    ------------
COMPUTER AND BUSINESS
SERVICES--2.5%
Admiral (UK)
   Computer software and services                    140,000           1,735,285
Computer Learning Centers* (US)
   Information technology and
   computer-related education
   and training                                       90,000             900,000
Logica (UK)
   Computer services                                 725,000           5,531,794
McDonnell Information Systems (UK)
   Developer and supplier of computer
   solutions to niche markets                        125,000             148,406
NTT Data Communications Systems (Japan)
   Value-added network operator                          110           2,757,135
Unilog (France)
   Computer consultants                               17,241           1,168,510
Unipalm Group* (UK)
   Distributor of networking products                344,500           2,770,345
                                                                    ------------
                                                                      15,011,475
                                                                    ------------
COMPUTER HARDWARE/
PERIPHERALS--8.1%
Acorn Computer* (UK)
   Leading UK supplier to the
   educational computer market                       850,000           1,964,503
Astec (UK)
   Designer and manufacturer of
   power conversion products and
   electronic components                           1,500,000           2,659,440
Creative Technology* (Singapore)
   Sound and video multimedia
   products                                          125,000           1,468,750
Dell Computer* (US)
   Developer and manufacturer of
   IBM-compatible personal
   computers                                         120,000           5,587,500
In Focus Systems* (US)
   Manufacturer of liquid crystal
   display products                                  125,000           4,109,375
Komag* (US)
   Manufacturer of thin film
   magnetic media for hard-disk drives                80,000           4,565,000
Microcom* (US)
   Manufacturer of modems                            200,000           4,362,500
Mylex* (US)
   Peripheral interface circuit boards               200,000           3,737,500
Psion (UK)
   Manufacturer of hand-held
   computers                                         333,000           3,189,191
Read-Rite* (US)
   Manufacturer of thin film
   magnetic read-write heads
   for hard-disk drives                              110,000          $3,843,125
Seagate Technology* (US)
   Global hard-disk drive supplier                   160,000           7,160,000
3DO* (US)
   Developer of video game
   software and game platforms                       600,000           6,525,000
                                                                    ------------
                                                                      49,171,884
                                                                    ------------
COMPUTER SOFTWARE--6.7%
Coda Group (UK)
   Developer and supplier of financial
   accounting software                               100,000             330,847
Corel Systems (Canada)
   Developer and manufacturer of
   graphics software                                 200,000           3,425,000
Data Systems & Software* (US)
   Real-time systems integrator
   and consultants                                   100,000             912,500
Hummingbird Communications
(Canada)
   X-Windows networking software                     140,000           6,020,000
Learmonth & Burchett Management
Systems* (UK)
   Supplier of computer aided
   software engineering tools and
   consultancy services                              600,000           3,552,252
Microsoft* (US)
   Microcomputer software                             60,000           6,003,750
Misys (UK)
   Provider of software products and
   services for the financial services
   industry                                          363,000           3,442,028
Network General* (US)
   Local area network software                        50,000           2,068,750
Parametric Technology* (US)
   Developer of mechanical
   design software                                   100,000           6,681,250
Synopsys* (US)
   Integrated circuit design software                200,000           7,450,000
Touchstone Software (US)
   Personal computer utility software                160,000           1,150,000
                                                                    ------------
                                                                      41,036,377
                                                                    ------------
CONTRACT MANUFACTURING--0.6%
Hana Microelectronics (Thailand)
   Contract manufacturer                              70,000             247,566
Rainford Group* (UK)
   Contract manufacturer specializing
   in the cellular base station market               127,500             787,147
Venture Manufacturing (Singapore)
   Contract manufacturer                             941,000           2,875,925
                                                                    ------------
                                                                       3,910,638
                                                                    ------------
--------
See footnotes on page 19.

GLOBAL TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS (continued)                            October 31, 1995

                                                     Shares              Value
                                                     ------              -----
DISTRIBUTORS--0.7%
Electrocomponents (UK)
   Distributor of electronic
   components                                        600,000        $  3,077,352
Eurodis Electron (UK)
   Supplier of electronic components,
   and computer products and systems                 400,000           1,494,352
                                                                    ------------
                                                                       4,571,704
                                                                    ------------
ELECTRONICS--11.1%
Eurotherm (UK)
   Manufacturer of electronic
   equipment                                         100,000             892,812
Hirose Electronics (Japan)
   Manufacturer of specialist
   connectors                                         68,250           4,363,563
Hitachi (Japan)
   Manufacturer of
   diversified electronics                           346,000           3,557,057
Kyocera (Japan)
   Supplier of semiconductor
   packaging; capacitors;
   and cellular components                            65,000           5,333,138
Murata Manufacturing (Japan)
   Manufacturer of ceramic
   capacitors and filters                            160,000           5,623,929
Nichicon (Japan)
   Manufacturer of capacitors                         74,000             999,853
Philips Electronics (Netherlands)
   Consumer and industrial
   electronics                                        98,000           3,784,742
Saes Getters Di Risp (Italy)
   Market leader in vacuum maintenance
   technology and gas purification                   100,000             848,123
Saes Getters Spa (Italy)
   Market leader in vacuum maintenance
   technology and gas purification                    55,000           1,050,416
Samsung Electronics GDSs+
(South Korea)
   Manufacturer of consumer
   electronics and semiconductors                     58,000           3,842,500
Samsung Electronics GDRs*
(South Korea)
   Manufacturer of consumer
   electronics and semiconductors                        578              66,256
Samsung Electronics ADS*+
(South Korea)
   Manufacturer of consumer
   electronics and semiconductors                         31               3,554
Samsung Electronics GDSs
(South Korea)
   Manufacturer of consumer
   electronics and semiconductors                        160              18,341
Samsung Electronics GDRs*+
(South Korea)
   Manufacturer of consumer
   electronics and semiconductors                      3,562             227,078
SDL* (US)
   Electro-optical integrated circuits               155,000           4,030,000
Secom (Japan)
   Manufacturer of electronic
   instrumentation                                    70,000           4,564,547
Speedfam International* (US)
   Chemical mechanical polishing
   equipment                                         250,000           4,000,000
TDK (Japan)
   Leader in magnetic tapes and
   heads for disk drives                             100,000           5,159,837
Toshiba (Japan)
   Diversified manufacturer of
   consumer and industrial
   electronics                                       440,000           3,192,246
Unitech (UK)
   Manufacturer of power supplies                    726,000           6,068,082
Varitronix International (Hong Kong)
   Manufacturer of LCDs                            1,070,000           2,041,377
Vicor* (US)
   Manufacturer of modular
   power converters                                  220,000           4,427,500
Yageo GDRs*+ (Taiwan)
   Manufacturer of passive
   components                                        216,520           2,381,720
Yamaichi Electronics (Japan)
   Manufacturer of integrated
   circuits' sockets                                  29,000             880,208
                                                                    ------------
                                                                      67,356,879
                                                                    ------------
INDUSTRIAL GOODS AND
SERVICES--1.4%
Celsius Industries (Series B) (Sweden)
   Systems integrator                                 71,000           1,343,460
Fuji Machine Manufacturing (Japan)
   SMT equipment                                     110,000           4,146,473
Siliconware Precision Industries GDRs*
(Taiwan)
   I.C. packaging                                    178,000           2,815,070
                                                                    ------------
                                                                       8,305,003
                                                                    ------------
MEDICAL PRODUCTS AND
TECHNOLOGY--0.8%
Fresenius (Germany)
   Dialysis equipment                                  6,000           4,793,523
Towa Pharmaceutical (Japan)
   Supplier of generic pharmaceuticals                 3,000             140,990
                                                                    ------------
                                                                       4,934,513
                                                                    ------------
NETWORKING/COMMUNICATIONS INFRASTRUCTURE--9.6%
Alantec* (US)
   Intelligent switching hubs                        145,000           5,129,375
Aspect Telecommunications* (US)
   Automated call distribution
   equipment                                         160,000           5,540,000
CIDCO* (US)
   Telephone call identification devices             180,000           5,298,750

--------
See footnotes on page 19.

GLOBAL TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS (continued)                            October 31, 1995

                                                     Shares              Value
                                                     ------              -----
NETWORKING/COMMUNICATIONS
INFRASTRUCTURE (continued)
Colonial Data Technologies (US)
   Manufacturer of telephone call
   identifiers                                       150,000        $  2,062,500
Cray Electronics Holdings (UK)
   Data communications; networking
   and software systems                            1,550,000           1,079,606
ECI Telecommunications (Israel)
   Electronic telecommunications
   systems                                           150,000           2,859,375
L.M. Ericsson (Series B) (Sweden)
   Manufacturer of telecom-
   munications equipment                             236,700           5,031,994
Glenayre Technologies* (US)
   Manufacturer of paging
   infrastructure equipment                           70,000           4,523,750
Lannet Data Communications*
(Israel)
   Intelligent switching hubs                        200,000           5,787,500
Nera ADRs* (Norway)
   Designer and manufacturer of
   wireless telecommunications
   equipment and systems                             100,000           3,512,500
P-Com* (US)
   Wireless base station systems                     270,000           4,725,000
Tekelec* (US)
   Telecommunications test
   equipment                                         125,000           1,843,750
Telemetrix (UK)
   Networking components                           1,150,000           2,402,994
Teltrend* (US)
   T-1 transmission equipment                        107,000           3,196,625
3 Com* (US)
   Supplier of adapter cards, hubs,
   and routers for local area
   computer networks                                 120,000           5,632,500
                                                                    ------------
                                                                      58,626,219
                                                                    ------------
PRINTING AND PUBLISHING--0.3%
Toyo Ink Manufacturing (Japan)
   Digital printing                                  340,000           1,577,912
                                                                    ------------

SEMICONDUCTORS--22.1%
Adaptec* (US)
   Peripheral interconnect systems                   120,000           5,355,000
Advanced Semiconductors GDSs*+
(Taiwan)
   I.C. packaging                                    224,500           2,848,905
Altera* (US)
   Manufacturer of integrated
   circuits                                          110,000           6,661,875
Atmel* (US)
   High-performance semiconductor
   manufacturing                                     140,000           4,383,750
Aval Data (Japan)
   Manufacturer of computer peripherals              120,000           2,537,818
Austria Mikro Systeme (Austria)
   Manufacturer of semiconductors                     21,200           3,922,561
Cypress Semiconductor* (US)
   High-speed memory circuits                        300,000          10,575,000
DSP Communications* (US)
   Digital signal processors                         150,000           5,456,250
ESS Technology* (US)
   Audio integrated circuits                         252,500           7,527,656
Information Storage Devices* (US)
   Audio recording circuits                          350,000           7,437,500
Integrated Device Technology* (US)
   Manufacturer of memory circuits
   and microprocessors                               400,000           7,625,000
Intel (US)
   Microprocessors and FLASH
   memory circuits                                   120,000           8,392,500
Linear Technology (US)
   Producer of high-performance
   analog semiconductors                             100,000           4,387,500
LSI Logic* (US)
   Manufacturer of complex
   logic circuits                                    100,000           4,712,500
Microchip Technology* (US)
   Field programmable
   microcontrollers                                  150,000           5,943,750
Micron Technology* (US)
   Memory circuits                                   100,000           7,062,500
Mimasu Semiconductor (Japan)
   Manufacturer of silicon wafers                    150,000           3,965,340
NEC (Japan)
   Manufacturer of diversified electronics           413,000           5,458,951
Quality Semiconductor* (US)
   High-speed logic circuits                         275,000           2,303,125
Rohm (Japan)
   Producer of custom linear
   integrated circuits                                82,000           4,985,754
SGS Thomson Microelectric ADRs*
(France)
   Manufacturer of semiconductor
   integrated circuits and
   discrete devices                                   75,000           3,393,750
Tokyo Seimitsu (Japan)
   Manufacturer of wafer probes                       20,000             391,639
Tower Semiconductor* (Israel)
   Semiconductor foundry services                    260,000           7,783,750
Xilinx* (US)
   Field programmable gate arrays                    100,000           4,606,250
Zilog* (US)
   Manufacturer of microprocessors
   and microcontrollers                              200,000           7,062,500
                                                                    ------------
                                                                     134,781,124
                                                                    ------------
SEMICONDUCTOR CAPITAL
EQUIPMENT--18.1%
Advantest (Japan)
   Manufacturer of semiconductor
   testing equipment                                 105,000           5,962,696
Ando Electric* (Japan)
   Electronic measuring instruments
   and systems                                       140,000           2,741,470

--------
See footnotes on page 19.

GLOBAL TECHNOLOGY FUND
PORTFOLIO OF INVESTMENTS (continued)                            October 31, 1995

                                                     Shares              Value
                                                     ------              -----
SEMICONDUCTOR CAPITAL
EQUIPMENT (continued)
Applied Materials* (US)
   World's largest supplier of
   semiconductor fabrication
   equipment                                         140,000        $  7,026,250
ASM Lithography Holdings*
(Netherlands)
   Manufacturer of steppers                           66,800           3,289,900
ASM Pacific Technology
(Hong Kong)
   Manufacturer of semiconductor
   production equipment                            2,754,000           2,600,365
Brooks Automation* (US)
   Systems and modules for
   semiconductor manufacturing                       220,000           4,015,000
Credence Systems* (US)
   Automated semiconductor test
   equipment                                         170,000           6,375,000
ETEC Systems* (US)
   Photomask manufacturing systems                   400,000           4,350,000
Fusion Systems* (US)
   Photoresist strip systems                          40,000           1,105,000
KLA Instruments* (US)
   Wafer inspection devices                          200,000           8,600,000
Lam Research* (US)
   Manufacturer of plasma-
   etching equipment                                 170,000          10,348,750
Nikon (Japan)
   Electronic instrumentation                        405,000           5,789,396
Novellus Systems* (US)
   Chemical vapor disposition
   equipment                                         140,000           9,625,000
PRI Automation* (US)
   Semiconductor factory automation
   equipment                                          50,000           1,868,750
Semitool* (US)
   Wafer cleaning equipment                          235,000           3,760,000
Sumitomo Sitix (Japan)
   Supplier of silicon wafers                         45,000             806,286
Tencor Instruments* (US)
   Wafer inspection devices                          220,000           9,405,000
Teradyne* (US)
   Semiconductor test equipment                      160,000           5,340,000
Tokyo Electron (Japan)
   Largest Japanese producer of
   semiconductor production
   equipment                                         140,000           6,086,063
Ultratech Stepper* (US)
   Photolithography systems                          160,000           6,400,000
Veeco Instruments* (US)
   Ion beam etching and surface
   measurement systems                               200,000           4,750,000
                                                                    ------------
                                                                     110,244,926
                                                                    ------------


                                                   Shares or
                                                   Prin. Amt.
                                                   ----------
TELECOMMUNICATIONS--3.5%
DDI (Japan)
   Long distance and cellular
   operator                                              578 shs.      4,691,457
Pakistan Telecom GDRs* (Pakistan)
   Telecommunications services                         2,800             266,000
Telebras ADRs (Brazil)
   Telecommunications services                         8,000             322,316
Telecom Italia (Italy)
   Cellular operator                               1,960,000           2,979,865
Telecom Italia Mobile* (Italy)
   Cellular operator                               3,650,000           6,133,972
Tele Danmark (Series B) (Denmark)
   Telecommunications services                        90,250           4,709,127
Vodafone (UK)
   Cellular operator                                 500,000           2,065,815
                                                                    ------------
                                                                      21,168,552
                                                                    ------------
MISCELLANEOUS--1.6%
Glory Kogyo (Japan)
   Manufacturer and major exporter
   of currency-handling machines                     140,000           4,920,938
Isotron (UK)
   Irradiation services                              400,000           1,924,928
Linx Printing Technology (UK)
   Manufacturer of ink jet printers                  845,000           1,351,011
Traffic Master* (UK)
   Supplier of traffic
   information services                              400,000           1,336,052
                                                                    ------------
                                                                       9,532,929
                                                                    ------------

TOTAL COMMON STOCKS
  (Cost $487,450,810)                                                532,982,766
                                                                    ------------
CONVERTIBLE BONDS--0.5%
   (Cost $3,562,130)
SEMICONDUCTORS--0.5%
United Micro Electronics
(Taiwan) 1 1/4%, 6/8/2004
   Manufacturer of semiconductors                 $2,120,000           2,907,050
                                                                    ------------
PREFERRED STOCKS--0.3%
   (Cost $2,381,646)
COMMUNICATIONS
INFRASTRUCTURE--0.3%
Nokia (Finland)
   Manufacturer of cellular equipment             33,500 shs.          1,917,418
                                                                    ------------
TAL INVESTMENTS--88.3%
  (Cost $493,394,586)                                                537,807,234
OTHER ASSETS LESS
LIABILITIES--11.7%                                                    71,546,927
                                                                    ------------
NET ASSETS--100.0%                                                  $609,354,161
                                                                    ============

--------
See footnotes on page 19.

GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (continued)                            October 31, 1995


                                                     Shares             Value
                                                     -------            -----
COMMON STOCKS--92.8%

ADVERTISING--3.2%
Asatsu (Japan)
   Advertising agency                                 27,000        $    933,177
DIMAC (US)
   Business services; direct marketing                84,500           2,207,562
Heritage Media (Class A)* (US)
   Broadcasting and in-store advertising              55,000           1,526,250
Katz Media Group* (US)
   Advertising broker                                 70,000           1,260,000
Princedale Group (UK)
   Marketing services company                        369,165             157,785
                                                                    ------------
                                                                       6,084,774
                                                                    ------------

AUTOMOTIVE PARTS
MANUFACTURING--4.3%
Forsheda (Sweden)
   Manufacturer of automobile
   components                                         63,396           1,156,565
Kiekert* (Germany)
   Manufacturer of automobile
   locking systems                                    26,000           1,634,059
Linamar* (Canada)
   Auto parts supplier to all major
   US car manufacturers                               24,000             375,699
Montupet (France)
   Manufacturer of automobile components               5,487             726,911
Nippon Seiki (Japan)
   Manufacturer of automobile
   components                                         70,000             774,465
Nokian Tyres* (Finland)
   Manufacturer of tires                             200,890           2,034,665
Sylea (France)
   Manufacturer of automobile
   components                                         19,320           1,455,785
                                                                    ------------
                                                                       8,158,149
                                                                    ------------

BUILDING MATERIALS--1.5%
Mulia Industrindo (Indonesia)
   Manufacturer of ceramic tiles and glass           345,000           1,017,834
Polypipe (UK)
   Manufacturer of plastic piping and
   molded plastic products                           640,000           1,742,567
                                                                    ------------
                                                                       2,760,401
                                                                    ------------

BUSINESS SERVICES--4.7%
BISYS Group* (US)
   Data processing service for banks                  65,000           1,811,875
International Business Communications
Holdings (UK)
   Organizer of conferences and
   publisher                                         335,000           1,585,612
Nu-Kote Holdings (Class A)* (US)
   Manufacturer of products for
   printing equipment                                100,000           2,056,250
SunGard Data Systems* (US)
   Computer services aimed at
   disaster recovery                                 120,000           3,345,000
                                                                    ------------
                                                                       8,798,737
                                                                    ------------

CAPITAL GOODS--2.3%
Fusion Systems* (US)
   Manufacturer of ultraviolet
   curing systems                                     70,000           1,933,750
Stayer Group* (Italy)
   Power tools                                       609,900           1,475,178
Tsubakimoto Precision (Japan)
   Manufacturer of ball bearings                      67,000             852,793
                                                                    ------------
                                                                       4,261,721
                                                                    ------------


CHEMICALS--2.9%
Applied Extrusion Technologies* (US)
   Polypropylene film products                       100,000           1,543,750
Chemical Company of Malaysia
(Malaysia)
   Producer of industrial chemicals
   and pharmaceuticals                               177,000             355,394
Dalloz* (France)
   Manufacturer of polycarbonate-
   injected plastic for use in sunglasses
   and protective eyewear                              5,860           1,319,874
Hoganas (Series B) (Sweden)
   Producer of metal powders                          45,000           1,214,474
Toshiba Chemical (Japan)
   Producer of synthetic resin molded
   products and insulating materials                  37,000             306,115
Toyo Ink Manufacturing (Japan)
   Ink manufacturer                                  158,000             733,265
                                                                    ------------
                                                                       5,472,872
                                                                    ------------


COMPUTER SOFTWARE--1.4%
Dendrite International* (US)
   Sales management and software                      85,000           1,487,500
Imnet Systems* (US)
   Electronic information and document
   management systems                                 35,000             896,875
Inference (Class A)* (US)
   Marketing; customer service; and
   financial and insurance software                   17,000             206,125
                                                                    ------------
                                                                       2,590,500
                                                                    ------------


CONSTRUCTION AND
PROPERTY--5.2%
Asas Dunia Berhad (Malaysia)
   Property developer                                 39,000             122,835
Ashstead Group (UK)
   Equipment hire for the construction
   sector                                            180,000           1,205,296
Bau Holdings (Austria)
   Construction/civil engineering                     41,400           1,920,242
Bukit Sembawang Estates (Singapore)
   Property developer                                 36,000             769,155
Danske Traelastkompagni (Denmark)
   Timber supply company                              18,700           1,335,225
Ex-Lands (UK)
   UK and European property
   company                                           166,615              63,300
Higashi Nihon House (Japan)
   House builder                                      57,000             764,576

----------
See footnotes on page 19.

GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (continued)                            October 31, 1995


                                                     Shares             Value
                                                     -------            -----
CONSTRUCTION AND
PROPERTY (continued)
Mitsui Home (Japan)
   House builder                                      52,000        $    738,239
New Asia Realty (Hong Kong)
   Holding company with interests in
   properties and real estate                        149,000             255,358
Ruberoid (UK)
   Bitumous waterproofing systems                    572,246           1,358,798
Tilbury Douglas (UK)
   Small contractor in the UK                        180,000           1,202,447
                                                                    ------------
                                                                       9,735,471
                                                                    ------------

CONSUMER GOODS
AND SERVICES--6.2%
Apcoa Parking* (Germany)
   Automobile parking lots                            16,360           1,103,718
Canandaigua Wine (Class A)* (US)
   Wine, imported beer, and
   distilled spirits                                  36,000           1,728,000
Central Parking* (US)
   Owner and operator of domestic and
   international parking facilities                   35,500             878,625
Fujitsu Business Systems (Japan)
   Distributor of electronic and
   communications equipment                           32,000             808,342
Le Creuset (France)
   Manufacturer of quality cookware                   40,000             112,077
Marieberg Tidnings (Series A) (Sweden)
   Newspaper publisher and
   distributor                                        45,600           1,086,287
Rentsch, Walter Holdings (Switzerland)
   Swiss distributor of Canon, Inc.
   products                                            5,340             911,937
St. John Knits (US)
   Apparel manufacturer                               40,000           1,915,000
SITEL* (US)
   Telemarketer                                      100,000           2,275,000
Sorini (Indonesia)
   Manufacturer of Sorbitol and
   Maltodexin, etc                                   150,000             858,653
                                                                    ------------
                                                                      11,677,639
                                                                    ------------

DRUGS AND
HEALTH CARE--1.9%
Darya Varia Lab (Indonesia)
   Manufacturer of generic
   pharmaceuticals                                    59,500              99,887
F.H. Faulding (Australia)
   Pharmaceutical wholesaler
   and producer                                      149,149             656,475
Horizon Mental Health
Management (US)
   Psychiatric care provider                          80,000           1,250,000
Nacional de Drogas (Series L)*
(Mexico)
   Pharmaceutical wholesaler                         100,000             318,471
Protein Design Labs* (US)
   Biotechnology company that
   develops antibodies and other
   proteins to treat diseases                         70,000           1,163,750
                                                                    ------------
                                                                       3,488,583
                                                                    ------------

ELECTRICAL DISTRIBUTION--1.3%
Rexel (France)
   European electrical distributor                     5,155             833,869
Trifast (UK)
   Manufacturer and distributor of
   fasteners for the electronics
   industry                                          279,000           1,563,466
                                                                    ------------
                                                                       2,397,335
                                                                    ------------

ELECTRICAL UTILITIES--1.0%
California Energy* (US)
   Developer of geothermal
   energy power                                       70,000           1,268,750
Central Costanera ADSs+ (Argentina)
   Electrical power generation
   company                                            20,000             555,000
                                                                    ------------
                                                                       1,823,750
                                                                    ------------

ELECTRONICS--7.4%
BMC Industries (US)
   Television aperture masks                          80,000           3,090,000
Electro Scientific Industries* (US)
   Laser trimming systems, memory
   repair systems, and test and
   production equipment                               60,000           1,875,000
Enplas (Japan)
   Producer of plastics for engineering               34,000             739,022
Foster Electric (Japan)
   Speaker manufacturer with
   worldwide production                              122,000             597,249
Horiba Instruments (Japan)
   Manufacturer of instruments
   and analyzers                                      66,000             743,134
ISA International (UK)
   Supplier of computer
   consumables                                       611,003           1,421,810
Lem Holdings (Switzerland)
   Manufacturer of electrical components               3,960           1,505,915
Microtest* (US)
   Network diagnostic tools and
   enhancements                                      100,000           1,512,500
Otra NV (Netherlands)
   Holding company for various
   technical product wholesale
   companies                                           8,185           1,684,156
Techniche* (Australia)
   Industrial holding company whose
   main investment is in
   telecommunications equipment                      270,000             742,234
                                                                    ------------
                                                                      13,911,020
                                                                    ------------

----------
See footnotes on page 19.

GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (continued)                            October 31, 1995


                                                     Shares             Value
                                                     -------            -----
FINANCIAL SERVICES--5.2%
Finnveden (Series B)* (Sweden)
   Industrial conglomerate                           161,500        $  1,643,611
Ichiyoshi Securities (Japan)
   Kansai-based securities business                  141,000             722,015
Jayhawk Acceptance* (US)
   Consumer finance company                           70,000             853,125
Manhattan Card (Hong Kong)
   Operator of credit card business                1,800,000             768,306
Protector Forsikring* (Norway)
   Provider of non-life insurance
   policies                                           44,800           1,046,628
Roosevelt Financial Group (US)
   Largest St. Louis-based savings
   institution                                        60,000             960,000
T. Rowe Price (US)
   Investment advisor to the
   T. Rowe Price mutual funds and
   institutional money managers                       30,000           1,485,000
Sirrom Capital (US)
   Business specialty lender                          67,000           1,193,438
World Acceptance* (US)
   Small-loan consumer financier                      90,000           1,170,000
                                                                    ------------
                                                                       9,842,123
                                                                    ------------

INDUSTRIAL GOODS
AND SERVICES--1.3%
Angpanneforeningen (Class B) (Sweden)
   Engineering consultancy                           110,500           1,865,963
Finning (Canada)
   Lessor of construction equipment                   40,000             596,347
                                                                    ------------
                                                                       2,462,310
                                                                    ------------

MANUFACTURING--12.8%
AGCO (US)
   Farm equipment                                     33,000           1,476,750
Andayani Megah (Indonesia)
   Manufacturer of tire cord                       1,000,000             853,148
Asahi Diamond Industries (Japan)
   Manufacturer of diamond-tipped tools               64,000             820,874
Danto (Japan)
   Manufacturer of wall and
   floor tiles                                        57,000             652,959
Danto Rights* (Japan)
   Manufacturer of wall and
   floor tiles                                        11,400             125,011
David Brown Group (UK)
   Diversified engineering company
   that manufactures transmission
   equipment and pumps                               387,331           1,373,445
De Rigo Spa ADRs (Italy)
   Manufacturer of sunglasses                         25,000             515,625
Dominick Hunter (UK)
   Producer of gas filters                           299,600           1,512,911
Futuris (Australia)
   Mini-conglomerate with interests
   in building materials, auto
   components, and financial services                785,442             729,699
Glory Kogyo (Japan)
   Manufacturer and major exporter
   of currency-handling machines                      22,000             773,290
Hokushin (Japan)
   Producer of fiber board                            86,000             757,821
Industrie Natuzzi ADRs* (Italy)
   Manufacturer of leather furniture                  21,240             849,600
Iro* (Sweden)
   Manufacturer of textile machinery                 150,000           1,831,888
Kalmar Industries (Sweden)
   Manufacturer of heavy-lift trucks                  47,500             773,464
Namura Shipbuilding (Japan)
   Shipbuilder                                       147,000             820,385
Nichicon (Japan)
   Manufacturer of electrical equipment               61,000             824,203
Oakley* (US)
   Manufacturer of sunglasses                         34,250           1,181,625
Opta Food Ingredients* (US)
   Manufacturer of food additives                    110,000           1,650,000
Plettac (Germany)
   Manufacturer of scaffolding,
   light-weight construction sheds,
   and related products                                6,630           1,516,074
Singamas Container (Hong Kong)
   Dry-goods freight manufacturer                  1,300,000             218,592
Singamas Container Warrants*
(Hong Kong)
   Dry-goods freight manufacturer                    260,000               6,689
Sodick (Japan)
   Manufacturer of electro dischargers                82,000             778,773
Stoves* (UK)
   Manufacturer of ovens                             267,500             901,954
Tsudakoma (Japan)
   Manufacturer of air-jet looms                     135,000             767,954
Valmet Oy (Finland)
   Manufacturer of paper and pulp
   machinery                                          30,055             835,343
Wellington Holdings (UK)
   Producer of sealing systems and
   rubber compounds                                  200,000             785,168
Yue Yuen Industrial Holdings
(Hong Kong)
   Manufacturer of athletic footwear               3,100,000             811,959
                                                                    ------------
                                                                      24,145,204
                                                                    ------------


MEDIA--2.3%
Audiofina* (Luxembourg)
   Radio and television broadcasting                      31              16,590
Capital Radio (UK)
   Commercial radio station in
   London                                            200,000           1,440,530
Hodder Headline (UK)
   Book publisher and distributor                    100,000             417,912
Sistem Televisyen of Malaysia (Malaysia)
   Media conglomerate operating the
   TV3 channel                                       164,000             516,535

----------
See footnotes on page 19.

GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (continued)                            October 31, 1995


                                                     Shares             Value
                                                     -------            -----
MEDIA (continued)
Trinity International Holdings (UK)
   Publisher of regional newspapers
   in the UK, US, and Canada                         100,000        $    519,224
Trinity International Holdings Rights* (UK)
   Publisher of regional newspapers
   in the UK, US, and Canada                         100,000             204,207
United Video Satellite Group
(Class A)* (US)
   Satellite-delivered program services               45,000           1,192,500
                                                                    ------------
                                                                       4,307,498
                                                                    ------------

MEDICAL PRODUCTS AND
TECHNOLOGY--1.0%
Arjo (Sweden)
   Manufacturer of patient handling
   equipment                                          33,000             512,476
Hitachi Medical (Japan)
   Manufacturer of medical
   equipment                                          61,000             776,423
Summit Medical Systems* (US)
   Clinical outcomes database software                39,000             633,750
                                                                    ------------
                                                                       1,922,649
                                                                    ------------


METALS--1.2%
Nakayama Steel Works (Japan)
   Small blast furnace company
   producing mainly for the
   housing industry                                  147,000             748,421
Sanyo Special Steel (Japan)
   Steel manufacturer                                203,000             755,275
Sumitomo Sitix (Japan)
   Producer of silicon wafers                         46,000             824,203
                                                                    ------------
                                                                       2,327,899
                                                                    ------------


OIL SERVICES--0.2%
EnServ* (Canada)
   Diversified oil field services
   company                                            60,000             480,805
                                                                    ------------


PAPER AND PRINTING--2.1%
Bobst AG (Switzerland)
   Manufacturer of machinery for the
   paper and package industries                          659             997,782
Munskjo (Sweden)
   Specialty paper producer                          100,000             723,709
Rengo (Japan)
   Manufacturer of paper board                       115,000             799,432
Wace Group (UK)
   Provider of pre-press and printing
   services                                          400,000           1,526,012
                                                                    ------------
                                                                       4,046,935
                                                                    ------------


RESOURCES--0.5%
Nittetsu Mining (Japan)
   Open cast coal miner                              112,000             970,480
                                                                    ------------


                                                    Shares or
                                                    Prin. Amt.
                                                    ----------
RESTAURANTS--2.2%
Aiya (Japan)
   Restaurant chain                                   68,000             758,995
Kentucky Fried Chicken (Japan)
   Fast food restaurant                               55,000             726,979
Pizza Express (UK)
   Operator of restaurant chain                      600,000           1,833,114
Sagami Chain (Japan)
   Noodle restaurant chain                            44,000             784,060
                                                                    ------------
                                                                       4,103,148
                                                                    ------------

RETAILING--5.6%
Adelsten (Class B) (Norway)
   Clothing retailers                                  2,775             278,480
Clinton Cards (UK)
   Retailer of greeting cards                        319,673             521,224
Courts (Singapore)
   Retailer of household furniture                   560,000             879,519
D'Ieteren Trading (Belgium)
   Automobile rental                                  14,765           1,172,493
Fotolabo Club (Switzerland)
   Film processor                                      3,130           1,030,475
Frost Group (UK)
   Gas station chain                                 373,333           1,317,899
Hornbach Baumarkt (Germany)
   A large home improvement and
   garden center retailer                             22,090           1,105,951
Jardine International Motor Holdings
(Hong Kong)
   Holding company for Jardine
   Matheson Group                                     20,000              23,153
Jean Pascale (Germany)
   Clothing retailer                                  36,525           1,089,408
Jean Pascale Rights* (Germany)
   Clothing retailer                                  36,525              32,163
Lojas Arapua GDRs*+ (Brazil)
   Specialist electrical retailers                    50,000             468,500
Prodega (Switzerland)
   Food retailer                                       2,700             903,169
Tsutsumi Jewelry (Japan)
   Manufacturer and retailer of jewelry               17,000             840,554
Xebio (Japan)
   Retailer of outdoor clothing                       22,000             818,525
                                                                    ------------
                                                                      10,481,513
                                                                    ------------

TECHNOLOGY--7.8%
ADE* (US)
   Manufacturer of metrology and
   inspection systems for the
   semiconductor industry                             87,000           1,283,250
Asyst Technologies* (US)
   Miniature clean-room environment
   devices for the manufacture of
   silicon wafers                                     43,000           1,832,875
Credence Systems* (US)
   Manufacturer of semiconductor
   test equipment                                     60,000           2,250,000

----------
See footnotes on page 19.

GLOBAL SMALLER COMPANIES FUND
PORTFOLIO OF INVESTMENTS (continued)                            October 31, 1995


                                                     Shares             Value
                                                     -------            -----
TECHNOLOGY (continued)
Electronics for Imaging* (US)
   Color copier servers                               45,000        $  3,723,750
Getronics (Netherlands)
   Computer systems' integration
   house and consultant                               17,726             845,057
PRI Automation* (US)
   Semiconductor factory
   automation systems                                 25,000             934,375
Sanmina* (US)
   Manufacturer of electronic
   circuit boards                                     30,000           1,627,500
Synopsys* (US)
   Integrated circuit design software                 58,000           2,160,500
                                                                    ------------
                                                                      14,657,307
                                                                    ------------

TELECOMMUNICATIONS--2.6%
Arch Communications Group* (US)
   Nationwide paging services                         55,000shs.       1,498,750
Hummingbird Communications* (US)
   X-Windows networking software                      60,000           2,580,000
Loxley (Thailand)
   Supplier of computer and
   telecommunications equipment                       40,000             804,292
                                                                    ------------
                                                                       4,883,042
                                                                    ------------

TEXTILES AND APPAREL--1.4%
Claremont Garments (UK)
   Producer of women's clothing
   for a major UK retailer                           245,000           1,144,113
Lassila & Tikanoja (Finland)
   Industrial conglomerate                            28,200           1,082,687
Renown* (Japan)
   Clothing manufacturer                             150,000             409,752
                                                                    ------------
                                                                       2,636,552
                                                                    ------------

TRANSPORTATION--1.9%
Comfort (Singapore)
   Taxi operator                                     755,000             630,279
Iino Kaiun* (Japan)
   Shipping company                                  131,000             646,439
Rubis (France)
   Chemical storage and distribution
   company                                            33,110             813,547
Stena Lines (Sweden)
   Ferry operator                                    150,000             764,418
Tonami Transport (Japan)
   Regional transport company                        117,000             670,142
                                                                    ------------
                                                                       3,524,825
                                                                    ------------

VETERINARY PRODUCTS--0.4%
Virbac (France)
   Manufacturer of animal drugs
   and veterinary products                             4,972             661,739
                                                                    ------------

MISCELLANEOUS--1.0%
Technip* (France)
   Engineering contractors                            28,590           1,861,587
                                                                    ------------
TOTAL COMMON STOCKS
  (Cost $154,684,111)                                                174,476,568
                                                                    ------------

CONVERTIBLE BONDS--0.9%

CONSTRUCTION AND PROPERTY--0.1%
Ex-Lands (UK)
7 1/2%, due 1/1/2020
  UK and European property
  company                                            233,261#            235,891
                                                                    ------------

MANUFACTURING--0.5%
Gujarat Ambuja Cement (India)
3 1/2%, due 6/30/1999
  Cement producer                                 $  750,000           1,039,688
                                                                    ------------

PUBLISHING--0.3%
Grupo Anaya (Spain)
7%, due 3/18/1998
  Publishing company                              72,000,000++           501,557
                                                                    ------------

TOTAL CONVERTIBLE BONDS
  (Cost $1,897,322)                                                    1,777,136
                                                                    ------------
TOTAL INVESTMENTS--93.7%
  (Cost $156,581,433)                                                176,253,704

OTHER ASSETS LESS
LIABILITIES--6.3%                                                     11,773,223
                                                                    ------------

NET ASSETS--100.0%                                                  $188,026,927
                                                                    ============


----------
See footnotes on page 19.

INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS                                        October 31, 1995

                                                      Shares             Value
                                                      ------             -----
COMMON STOCKS--92.9%
BANKING--10.1%
Banco de Santander (Spain)
   Worldwide banking operation                        22,496        $    980,812
Deutsche Bank (Germany)
   Worldwide banking operation                        18,295             825,006
Grupo Financiero Banamex
Accival (Series B) (Mexico)
   One of the largest financial
   companies in Mexico involved
   in banking and stockbroking                       100,000             172,682
Malayan Banking (Malaysia)
   Provider of banking services                       77,000             621,457
Royal Bank of Scotland (UK)
   Provider of banking services                      148,000           1,201,877
Siam Commercial Bank (Thailand)
   Provider of banking services                       74,000             864,534
Societe Generale (France)
   Provider of full banking and
   financial services                                  9,748           1,117,752
Sumitomo Trust and Banking
(Japan)
   Trust bank                                        107,000           1,236,207
United Overseas Bank (Singapore)
   Comprehensive banking
   operation, with substantial
   interests in Malaysia                             123,660           1,084,814
                                                                    ------------
                                                                       8,105,141
                                                                    ------------

BUILDING MATERIALS--2.6%
LaFarge Coppee (France)
   Global manufacturer of building
   materials, including cement
   and concrete                                       12,291             815,659
Siam Cement (Thailand)
   Cement manufacturer                                 9,800             534,298
Uralita* (Spain)
   Manufacturer of building materials                 71,482             720,561
                                                                    ------------
                                                                       2,070,518
                                                                    ------------
CHEMICALS--3.7%
Akzo Nobel (Netherlands)
   Producer of chemicals, fibers,
   paints, hospital supplies, and
   diagnostics                                         7,443             846,791
Bayer (Germany)
   Producer of specialty chemicals,
   pharmaceuticals, and plastics                       3,835           1,013,117
Norsk Hydro (Norway)
   Natural resources processor                        21,181             843,431
Toyo Ink Manufacturing (Japan)
   Ink manufacturer                                   57,000             264,532
                                                                    ------------
                                                                       2,967,871
                                                                    ------------


CONSUMER PRODUCTS--5.8%
CSK (Japan)
   Information services company                       34,000             965,389
Groupe Danone (France)
   Food processing                                     5,048             807,258
KAO (Japan)
   Manufacturer of cosmetics and
   personal care products                             55,000             667,744
Nestle (Switzerland)
   Allied companies engaged
   in food processing,
   pharmaceuticals, and cosmetics                        978           1,024,489
Unilever (UK)
   A major producer of consumer
   goods and personal care products                   61,000           1,186,759
                                                                    ------------
                                                                       4,651,639
                                                                    ------------
ELECTRONICS--7.5%
Farnell Electronics (UK)
   Manufacturer and distributor of
   electronic and electrical equipment                92,000             975,761
Pioneer Electronic (Japan)
   Manufacturer of audio equipment,
   including laser disks                             122,000           1,875,361
Samsung Electronics GDSs+ (South Korea)
   Manufacturer of consumer
   electronics and semiconductors                     14,000             927,500
Samsung Electronics GDRs*+
(South Korea)
   Manufacturer of consumer
   electronics and semiconductors                        148              16,965
Toshiba (Japan)
   Diversified manufacturer of
   consumer and industrial
   electronics                                       307,000           2,227,317
                                                                    ------------
                                                                       6,022,904
                                                                    ------------
FINANCIAL SERVICES--1.4%
Nomura Securities (Japan)
   Japan's largest securities firm                    60,000           1,098,546
                                                                    ------------
HEALTH AND HOUSEHOLD--1.4%
Roche Holdings (Switzerland)
   European pharmaceutical
   company and chemicals producer                        157           1,140,185
                                                                    ------------
INDUSTRIAL GOODS AND
SERVICES--4.3%
BBC Brown Boveri (Switzerland)
   Manufacturer of heavy equipment
   for electric power generation and
   distribution                                          893           1,035,282
BTR (UK)
   Global company that manufactures
   a broad range of industrial goods                 258,000           1,372,275
Cie Generale des Eaux (France)
   Water purification and distribution;
   energy production                                  10,752           1,000,611
                                                                    ------------
                                                                       3,408,168
                                                                    ------------

----------
See footnotes on page 19.

INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS (continued)                            October 31, 1995

                                                      Shares             Value
                                                      ------             -----
INSURANCE--6.5%
Assicurazione Generali (Italy)
   Provider of life and non-life
   insurance services and
   investment and related services                    40,375        $    942,316
AXA (France)
   Provider of financial services
   and insurance                                      17,637             980,836
Internationale Nederlanden Group
(Netherlands)
   Worldwide underwriter of
   reinsurance; provider of
   financing and consumer credit                      18,618           1,109,183
Mitsui Marine & Fire (Japan)
   Provider of non-life insurance                    166,000             999,559
Zurich Versicherung (Switzerland)
   Provider of insurance services                      4,126           1,180,414
                                                                    ------------
                                                                       5,212,308
                                                                    ------------
LEISURE AND
HOTELS--1.8%
Granada Group (UK)
   Television group with additional
   leisure interests                                 134,000           1,433,945
                                                                    ------------
MANUFACTURING--7.1%
Caradon (UK)
   Supplier of building products                     222,000             695,823
Delta Group (UK)
   Manufacturer of cable, electrical
   equipment, and building products                   82,000             546,483
FKI Babcock (UK)
   Electrical engineering company                    354,500             914,713
Gadjah Tunggal (Indonesia)
   Manufacturer of tires                           1,563,000             985,908
Hocheng Group GDRs (Taiwan)
   Manufacturer of bathroom
   fixtures                                           33,533             301,797
Tokyo Steel Manufacturing (Japan)
   Leading producer of H beams                        19,000             353,454
Yamaha (Japan)
   Manufacturer of musical instruments
   and audio equipment                               120,000           1,915,112
                                                                    ------------
                                                                       5,713,290
                                                                    ------------
MEDIA--6.2%
News Corp. (Australia)
   Global printer and publisher of
   professional trade journals
   and magazines                                     128,620             648,390
Nippon Television Network (Japan)
   Japanese television broadcasters                    3,030             723,866
Reed Elsevier (Netherlands)
   Global printer and publisher of
   professional trade journals and
   magazines                                          79,333           1,024,624
Reuters Holdings (UK)
   Holding company for the Reuters
   news organization                                 160,000           1,489,286
WPP Group (UK)
   Owner of major global
   advertising agencies                              443,000           1,079,954
                                                                    ------------
                                                                       4,966,120
                                                                    ------------
METALS--4.3%
Hindalco GDRs (India)
   A large aluminum producer                          20,000             637,400
Mitsubishi Materials (Japan)
   Non-ferrous smelter
   and cement producer                               233,000           1,053,958
Sumitomo Metal Industries (Japan)
   Blast furnace and steel producer                  425,000           1,152,641
Sumitomo Sitix (Japan)
   Titanium producer                                  32,000             573,359
                                                                    ------------
                                                                       3,417,358
                                                                    ------------
PAPER AND
PACKAGING--1.1%
Stora Kopparbergs (Sweden)
   Manufacturer of forestry products                  73,507             892,169
                                                                    ------------
RESOURCES--5.0%
British Petroleum (UK)
   Oil producer, refiner, and
   distributor                                       143,000           1,053,748
Broken Hill Proprietary  (Australia)
   The largest  resources company in
   Australia with interests in steel,
   oil, and minerals                                  81,100           1,098,051
ELF Aquitaine (France)
   Oil and gas exploration;
   manufacturer of chemical compounds                 12,512             853,126
MIM Holdings (Australia)
   International minerals and metals
   exploration company                               373,000             502,750
YPF Sociedad Anonima ADRs
(Argentina)
   Oil and gas producer                               30,000             513,750
                                                                    ------------
                                                                       4,021,425
                                                                    ------------
RESTAURANTS--0.5%
Denny's (Japan)
   Restaurant operator                                14,000             420,816
                                                                    ------------
RETAILING--4.6%
Aoyama Trading (Japan)
   Suit and clothing retailer                         13,600             367,513
Carrefour Supermarche (France)
   Supermarket operator in Europe,
   the Americas, and Taiwan                            1,750           1,029,117
Joshin Denki (Japan)
   Electrical appliance retailer                      28,000             342,684


----------
See footnotes on page 19.

INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS (continued)                            October 31, 1995

                                                      Shares             Value
                                                      ------             -----
RETAILING (continued)
Karstadt (Germany)
   Department store chain                              1,460        $    632,461
Tesco (UK)
   Supermarket chain                                 282,000           1,339,218
                                                                    ------------
                                                                       3,710,993
                                                                    ------------
SHIPBUILDING--2.5%
Jurong Shipyard (Singapore)
   Leading ship repair company
   in Singapore                                      186,000           1,236,930
Kvaerner Industries (Norway)
   Engineering company specializing
   in shipbuilding                                    19,082             759,848
                                                                    ------------
                                                                       1,996,778
                                                                    ------------
TELECOMMUNICATIONS--7.4%
Grupo Carso ADRs*+ (Mexico)
   Holding company with a substantial
   stake in Telmex and a number
   of industrial subsidiaries                         45,000             607,275
Hong Kong Telecommunications
(Hong Kong)
   Provider of telecommunications
   services                                          590,000           1,030,228
L.M. Ericsson (Series B) (Sweden)
   Manufacturer of telecommunications
   equipment                                          55,135           1,172,112
Nippon Telegraph & Telephone (Japan)
   Telecommunications company                            262           2,152,230
Tele Danmark (Series B) (Denmark)
   Provider of telecommunications
   services                                           17,948             936,503
                                                                    ------------
                                                                       5,898,348
                                                                    ------------
TOBACCO--1.6%
B.A.T. Industries (UK)
   Manufacturer of tobacco and a
   financial services company                        151,000           1,240,581
                                                                    ------------
TRANSPORTATION--7.5%
East Japan Railway (Japan)
   Provider of railway services                          471           2,227,376
Lufthansa (Germany)
   Operator of international airline
   services                                            6,313             865,255

                                                     Shares or
                                                     Prin. Amt.
                                                     ----------
Mitsui O.S.K. Lines (Japan)
   Shipping company                                  407,000shs.       1,067,959
Perusahaan Otomobil Nasional
(Malaysia)
   Manufacturer of automobiles                       171,000             612,638
Swire Pacific (Hong Kong)
   Conglomerate with major
   interests in property
   development and aviation                          160,000           1,200,316
                                                                    ------------
                                                                       5,973,544
                                                                    ------------
TOTAL COMMON STOCKS
(Cost $71,218,340)                                                    74,362,647
                                                                    ------------


CONVERTIBLE BONDS--1.5%

ELECTRONICS--0.6%
Teco Electronics & Machinery
(Taiwan) 2 3/4%, due 4/15/2004
   Manufacturer of household
   appliances and electrical
   equipment                                      $  680,000             533,800
                                                                    ------------
BUILDING MATERIALS--0.9%
Gujarat Ambuja Cement (India)
3 1/2%, due 6/30/1999
   Cement manufacturer                               500,000             693,125
                                                                    ------------
TOTAL CONVERTIBLE BONDS
(Cost $1,311,325)                                                      1,226,925
                                                                    ------------
TOTAL INVESTMENTS--94.4%
(Cost $72,529,665)                                                    75,589,572

OTHER ASSETS LESS
LIABILITIES--5.6%                                                      4,446,673
                                                                    ------------
NET ASSETS--100.0%                                                  $ 80,036,245
                                                                    ============

----------
*    Non-income producing security.

#    Principal amount reported in British pounds.

++   Principal amount reported in Spanish pesetas.

+    Rule 144A security.

Descriptions  of  companies  have not been audited by Deloitte & Touche LLP.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES                             October 31, 1995


                                                                                  Global         Global Smaller
                                                                                Technology          Companies         International
                                                                                   Fund                Fund                Fund
                                                                              -------------       -------------       -------------
Assets:
Investments, at value (see portfolios of investments):
  Common stocks ........................................................      $ 532,982,766       $ 174,476,568       $  74,362,647
  Convertible bonds ....................................................          2,907,050           1,777,136           1,226,925
  Preferred stocks .....................................................          1,917,418                --                  --
                                                                              -------------       -------------       -------------
Total investments ......................................................        537,807,234         176,253,704          75,589,572
Cash ...................................................................         61,003,890          13,071,176           3,001,296
Receivable for Capital Stock sold ......................................         10,585,213           1,879,126             176,113
Receivable for securities sold .........................................          8,914,541           1,311,102                --
Net unrealized appreciation on forward currency
 contracts .............................................................          2,881,737             674,538           1,477,117
Receivable for dividends and interest ..................................            313,169             364,535             419,041
Expenses prepaid to shareholder service agent ..........................            279,572              68,273              27,781
Receivable from associated companies ...................................               --                  --                14,532
Deferred organizational expenses .......................................               --                11,660               9,791
Other ..................................................................             32,736              16,680               8,163
                                                                              -------------       -------------       -------------
Total Assets ...........................................................        621,818,092         193,650,794          80,723,406
                                                                              -------------       -------------       -------------
Liabilities:
Payable for securities purchased .......................................         10,167,190           4,908,046             190,303
Payable for Capital Stock repurchased ..................................          1,106,658             309,510             289,245
Accrued expenses, taxes, and other .....................................          1,190,083             406,311             207,613
                                                                              -------------       -------------       -------------
Total Liabilities ......................................................         12,463,931           5,623,867             687,161
                                                                              -------------       -------------       -------------
Net Assets .............................................................      $ 609,354,161       $ 188,026,927       $  80,036,245
                                                                              =============       =============       =============
Composition of Net Assets:
Capital Stock, at par:
  Class A ..............................................................      $      34,318       $       7,372       $       2,918
  Class D ..............................................................             12,543               6,274               1,903
Additional paid-in capital .............................................        523,539,713         154,200,386          72,096,814
Undistributed/accumulated net investment income (loss) .................            670,912              (5,461)             (8,862)
Undistributed net realized gain on investments .........................         37,811,640          13,465,499           3,397,526
Net unrealized appreciation of investments .............................         50,667,195          17,223,721           2,541,652
Net unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies and
  forward currency contracts ...........................................         (3,382,160)          3,129,136           2,004,294
                                                                              -------------       -------------       -------------
Net Assets .............................................................      $ 609,354,161       $ 188,026,927       $  80,036,245
                                                                              =============       =============       =============
Net Assets:
  Class A ..............................................................      $ 447,732,498       $ 102,479,209       $  48,763,413
  Class D ..............................................................      $ 161,621,663       $  85,547,718       $  31,272,832
Shares of Capital Stock outstanding:
  Class A ..............................................................         34,318,111           7,372,309           2,918,455
  Class D ..............................................................         12,543,400           6,274,218           1,902,875
Net Asset Value per share:
  Class A ..............................................................      $       13.05       $       13.90       $       16.71
  Class D ..............................................................      $       12.89       $       13.63       $       16.43


----------

See notes to financial statements.

STATEMENT OF OPERATIONS                      For the year ended October 31, 1995

                                                                                          Global      Global Smaller
                                                                                        Technology       Companies     International
                                                                                           Fund             Fund            Fund
                                                                                       ------------    ------------    ------------
Investment income:
Interest ...........................................................................   $  1,418,344    $    689,708    $    267,958
Dividends ..........................................................................        771,103       1,187,223       1,421,497
                                                                                       ------------    ------------    ------------
Total investment income* ...........................................................      2,189,447       1,876,931       1,689,455
                                                                                       ------------    ------------    ------------
Expenses:
Management fees ....................................................................      2,127,260       1,148,074         796,849
Shareholder account services .......................................................        896,048         362,883         192,478
Distribution and service fees ......................................................        890,672         664,376         309,988
Registration .......................................................................        248,293          63,704          41,282
Custody and related services .......................................................        150,071         129,971         120,500
Auditing and legal fees ............................................................         62,029          59,965          58,848
Shareholder reports and communications .............................................         59,718          62,694          54,871
Directors' fees and expenses .......................................................         10,410           9,714           9,448
Amortization of organizational expenses ............................................           --             6,083           7,344
Miscellaneous ......................................................................          4,412           6,274           6,167
                                                                                       ------------    ------------    ------------
Total expenses .....................................................................      4,448,913       2,513,738       1,597,775
                                                                                       ------------    ------------    ------------
Net investment income (loss) .......................................................     (2,259,466)       (636,807)         91,680
                                                                                       ------------    ------------    ------------
Net realized and  unrealized  gain (loss) on  investments  and foreign  currency transactions:
Net realized gain on investments ...................................................     37,630,540      13,624,396         107,795
Net realized gain from foreign currency transactions ...............................      3,115,205         612,519       2,665,639
Net change in unrealized appreciation of investments ...............................     45,696,354       9,286,138      (1,749,894)
Net change in unrealized appreciation on translation of
  assets and liabilities denominated in foreign currencies
  and forward currency contracts ...................................................     (4,035,567)        122,958      (2,193,540)
                                                                                       ------------    ------------    ------------
Net gain (loss) on investments and foreign currency
transactions .......................................................................     82,406,532      23,646,011      (1,170,000)
                                                                                       ------------    ------------    ------------
Increase (decrease) in net assets from operations ..................................   $ 80,147,066    $ 23,009,204    $ (1,078,320)
                                                                                       ============    ============    ============
----------
*Net of foreign taxes withheld as follows: .........................................   $    107,223    $    168,158    $    168,947


See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                 Global                      Global Smaller
                                             Technology Fund                 Companies Fund                 International Fund
                                     -----------------------------    -----------------------------    ----------------------------
                                                                           Year ended October 31           Year ended October 31
                                       Year ended     5/23/94* to     -----------------------------    ----------------------------
                                        10/31/95        10/31/94           1995            1994            1995            1994
                                     -------------    ------------    -------------    ------------    ------------    ------------
Operations:
Net investment income (loss) .....   $  (2,259,466)   $    (67,662)   $    (636,807)   $   (678,464)   $     91,680    $     75,496
Net realized gain on
  investments ....................      37,630,540         704,929       13,624,396       3,266,517         107,795       3,522,706
Net realized gain (loss) from
  foreign currency transactions ..       3,115,205         (50,053)         612,519        (182,742)      2,665,639          24,244
Net change in unrealized
  appreciation/depreciation
  of investments .................      45,696,354       4,970,841        9,286,138       4,948,657      (1,749,894)     (1,230,974)
Net change in unrealized
  appreciation/depreciation
  on translation of assets and
  liabilities denominated in
  foreign currencies and
  forward currency contracts .....      (4,035,567)        653,407          122,958       3,205,881      (2,193,540)      4,659,861
                                     -------------    ------------    -------------    ------------    ------------    ------------

Increase (decrease) in net
  assets from operations .........      80,147,066       6,211,462       23,009,204      10,559,849      (1,078,320)      7,051,333
                                     -------------    ------------    -------------    ------------    ------------    ------------

Distributions to shareholders:
Net investment income--
  Class A ........................            --              --               --              --              --           (25,793)
Net realized gain on investments:
  Class A ........................        (506,847)           --         (1,358,384)       (158,731)     (2,535,690)       (762,068)
  Class D ........................         (84,094)           --         (1,134,039)        (90,380)       (858,276)        (83,469)
                                     -------------    ------------    -------------    ------------    ------------    ------------
Decrease in net assets from
  distributions ..................        (590,941)           --         (2,492,423)       (249,111)     (3,393,966)       (871,330)
                                     -------------    ------------    -------------    ------------    ------------    ------------
Capital share transactions:
Net proceeds from sale of shares:
  Class A ........................     360,662,688      45,695,152       49,499,681      20,287,082      14,368,837      25,380,280
  Class D ........................     141,486,971       5,533,969       40,513,236      25,897,256      15,310,748      18,420,000
Shares issued in payment of
  dividends--Class A .............            --              --               --              --              --               966
Exchanged from associated Funds:
  Class A ........................      27,074,750       1,899,467       15,768,458       3,539,187       9,722,723       2,407,044
  Class D ........................      19,697,655         456,736        5,514,387         947,336       2,556,052         909,398
Shares issued in payment of
  gain distributions:
  Class A ........................         470,951            --          1,265,938         146,652       2,386,633         722,715
  Class D ........................          81,693            --          1,065,232          84,031         815,096          70,003
                                     -------------    ------------    -------------    ------------    ------------    ------------
Total ............................     549,474,708      53,585,324      113,626,932      50,901,544      45,160,089      47,910,406
                                     -------------    ------------    -------------    ------------    ------------    ------------
Cost of shares repurchased:
  Class A ........................     (33,194,965)     (2,482,871)      (8,956,953)     (3,603,074)    (26,669,397)     (3,283,415)
  Class D ........................      (6,863,194)        (54,697)      (4,830,211)     (2,704,805)     (2,728,512)       (620,963)
Exchanged into associated
  Funds:
  Class A ........................     (19,854,654)        (36,732)     (12,541,162)       (940,600)    (10,430,952)       (585,482)
  Class D ........................     (16,982,122)         (4,223)      (4,374,915)       (424,467)     (3,647,337)     (1,558,697)
                                     -------------    ------------    -------------    ------------    ------------    ------------
Total ............................     (76,894,935)     (2,578,523)     (30,703,241)     (7,672,946)    (43,476,198)     (6,048,557)
                                     -------------    ------------    -------------    ------------    ------------    ------------
Increase in net assets
  from capital share
  transactions ...................     472,579,773      51,006,801       82,923,691      43,228,598       1,683,891      41,861,849
                                     -------------    ------------    -------------    ------------    ------------    ------------
Increase (decrease) in
  net assets .....................     552,135,898      57,218,263      103,440,472      53,539,336      (2,788,395)     48,041,852
Net Assets:
Beginning of period ..............      57,218,263            --         84,586,455      31,047,119      82,824,640      34,782,788
                                     -------------    ------------    -------------    ------------    ------------    ------------
End of period ....................   $ 609,354,161    $ 57,218,263    $ 188,026,927    $ 84,586,455    $ 80,036,245    $ 82,824,640
                                     =============    ============    =============    ============    ============    ============

----------

*  Commencement of operations.

See notes to financial statements.

1. Seligman Henderson Global Fund Series, Inc. (the "Fund") consists of three separate Series: the "Global Technology Fund," the "Global Smaller Companies Fund" (formerly the "Global Emerging Companies Fund"), and the "International Fund." Each Series of the Fund offers two classes of shares. The Global Technology Fund had no operations prior to its commencement on May 23, 1994, other than those relating to organizational matters. All shares existing prior to the commencement of Class D shares (May 3, 1993, in the case of the Global Smaller Companies Fund, and September 21, 1993, in the case of the International
Fund) were classified as Class A shares.

   Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and contingent deferred sales load ("CDSL") of 1% imposed on certain redemptions made within one year of purchase. The two classes of shares for each Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required.

2. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

a. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings which mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Investments in foreign securities will usually be denominated in foreign currency, and each Series may temporarily hold funds in foreign currencies. The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets, and liabilities, at the closing daily rate of exchange as reported by a pricing service;

      (ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

      The Fund's net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities and net investment income and gains, if any, to be distributed to shareholders of the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

      Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates.

      The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions.

d. There is no provision for federal income or excise tax. Each Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized, if any, annually. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

e. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by: differences in the timing of the recognition of certain components of income, expense or capital gain and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

f. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

g. Deferred organizational expenses are being amortized on a straight-line basis over a five-year period beginning with the commencement of operations of the Global Smaller Companies Fund and International Fund.

h. All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that can be specifically attributed to a particular class, are charged directly to such class.

3. Purchases and sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1995, were as follows:

    Series                              Purchases               Sales
    ------                              ---------               -----
Global Technology Fund                 $586,190,564         $169,767,088
Global Smaller
Companies Fund                          144,395,789           66,564,364
International Fund                       50,612,871           47,012,608

   At October 31, 1995, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, were as follows:

                                            Total              Total
                                         Unrealized          Unrealized
   Series                               Appreciation        Depreciation
   ------                               ------------        ------------
Global Technology Fund                  $65,971,531          $21,558,883
Global Smaller
Companies Fund                           29,512,841            9,840,570
International Fund                        8,013,311            4,953,404

4. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets, of which 0.90% is paid to Seligman Henderson Co. (the "Subadviser"), a 50% owned affiliate of the Manager. During the year ended October 31, 1995, the Manager, at its discretion, waived a portion of its fees for the International Fund equal to $29,129.

   Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of each Series' shares and an affiliate of the Manager, received concessions after commissions were paid to dealers for sale of Class A shares as follows:

                                       Distributor               Dealer
   Series                              Concessions            Commissions
   ------                              ------------           -----------

Global Technology Fund                  $1,452,931            $13,763,930
Global Smaller
   Companies Fund                          149,478              1,581,277
International Fund                          24,712                340,375

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to Class A shares under which service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended October 31, 1995, fees incurred by the Global Technology Fund, the Global Smaller Companies Fund and the International Fund, aggregated $388,913, $137,362 and $63,874 respectively, or 0.24%, 0.22%, and
0.11%, respectively, per annum of the average daily net assets of Class A shares.

   The Fund has a Plan with respect to Class D shares under which service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended October 31, 1995, fees incurred by the Global Technology Fund, the Global Smaller Companies Fund and the International Fund, amounted to $501,759, $527,014, and $246,114, respectively, or 1% per annum of the average daily net assets of Class D shares of each Series.

   The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares occurring within one year of purchase. For the year ended October 31, 1995, such charges amounted to $47,859 for the Global Technology

Fund, $20,784 for the Global Smaller Companies Fund, and $9,926 for the International Fund.

   Effective April 1, 1995, Seligman Services, Inc., an affiliate of Manager became eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the period ended October 31, 1995, Seligman Services, Inc. received commissions from sales of the Fund and distribution and service fees, pursuant to the Plan, as follows:

                                                           Distribution and
   Series                                   Commissions      service fees
   ------                                   -----------      ------------
Global Technology Fund                        $240,079         $  6,303
Global Smaller Companies Fund                   16,474            4,833
International Fund                               1,843           10,799

   Seligman Data Corp., which is owned by certain associated investment companies, charged at cost, for shareholder account services the following amounts:

   Series                                     Amount
   ------                                    --------
Global Technology Fund                       $896,048
Global Smaller Companies Fund                 362,883
International Fund                            192,478

   Certain officers and directors of the Fund are officers or directors of the Manager, the Subadviser, the Distributor, Seligman Services, Inc. and/or Seligman Data Corp.

   Fees incurred for the legal services of Sullivan & Cromwell, a member of which firm is a director of the Fund, were as follows:

   Series                                      Amount
   ------                                     -------
Global Technology Fund                        $14,200
Global Smaller Companies Fund                  14,500
International Fund                             13,800

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid. The annual cost of such fees and interest is included in directors' fees and expenses, and the following accumulated balances thereof at October 31, 1995, are included in other liabilities:

   Series                                      Amount
   ------                                      ------
Global Technology Fund                         $2,506
Global Smaller Companies Fund                   5,461
International Fund                              8,862

5. Class-specific expenses charged to Class A and Class D for the year ended October 31, 1995, which are included in the corresponding captions of the Statements of Operations, were as follows:

                                                                   Shareholder
                                  Distribution                     reports and
   Series                       and service fees   Registration   communications
   ------                       ----------------   ------------   --------------
Global Technology Fund:
Class A                             $388,913        $ 45,115        $  4,745
Class D                              501,759           7,157           1,156

Global Smaller Companies Fund:
Class A                              137,362           8,722           3,490
Class D                              527,014           8,120           2,477

International Fund:
Class A                               63,874           6,931           2,572
Class D                              246,114           6,732           1,955

6. At October 31, 1995, the Fund had outstanding forward exchange currency contracts to buy/sell foreign currency as follows:

                                                                                                            Unrealized
                                  Settlement      Contract       Contract              In Exchange         Appreciation
   Series                            Date        to Receive     to Deliver                 For            (Depreciation)
   ------                          ---------    -------------   ----------      ----------------------     ------------
Global Technology Fund:             11/1/95                     $  995,186      JPY(1)     101,250,276      $   (3,849)
                                    11/2/95                      2,020,730      GBP(2)       1,281,376           7,688
                                   11/10/95      $18,879,459                    JPY(1)   1,709,535,000       2,115,167
                                     1/5/96       12,000,000                    JPY(1)   1,166,184,000         457,852
                                     1/5/96       17,000,000                    JPY(1)   1,686,825,000         304,879
                                                                                                            ----------
                                                                                                            $2,881,737
                                                                                                            ==========
Global Smaller Companies Fund:
                                    11/1/95                        139,605      JPY(1)      14,203,428      $     (540)
                                    11/1/95                        373,581      SEK(3)       2,480,203             366
                                    11/2/95                        166,813      GBP(2)         105,779             635
                                    11/2/95                      1,029,991      IDR(4)   2,336,019,605          (1,361)
                                    11/2/95                         10,533      ITL(5)      16,827,048              38
                                    11/2/95                        112,551      MYR(6)         286,274             155
                                    11/2/95                        650,168      SEK(3)         919,662             460
                                    11/3/95                        165,453      HKD(7)       1,279,234               9
                                    11/3/95                        188,880      ITL(5)     301,451,969             504
                                   11/10/95        6,000,000                    JPY(1)     543,090,000         674,272
                                                                                                            ----------
                                                                                                            $  674,538
                                                                                                            ==========
International Fund:                 11/3/95          332,225                    FRF(8)       1,627,670       $  (1,054)
                                    11/3/95           86,774                    ITL(5)     138,491,976            (232)
                                   11/10/95       13,750,000                    JPY(1)   1,244,581,250       1,545,206
                                   11/10/95                      1,250,000      JPY(1)     120,656,250         (66,803)
                                                                                                            ----------
                                                                                                            $1,477,117
                                                                                                            ==========

----------
(1) Japanese yen
(2) British pounds
(3) Swedish kronas
(4) Indonesian rupiahs
(5) Italian lira
(6) Malaysian ringgits
(7) Hong Kong dollars
(8) French francs

7. The Fund has 2,000,000,000 shares of Capital Stock authorized. The Board of Directors, at its discretion, may classify any unissued shares of Capital Stock between any Series of the Fund. As of October 31, 1995, the Board of Directors had classified 500,000,000 shares each, for the Global Technology Fund, the Global Smaller Companies Fund, and the International Fund, all at par value of $.001 per share. In addition, 500,000,000 shares were allocated to Seligman Henderson Global Growth Opportunities Fund, a new Series which commenced operations on November 1, 1995. Transactions in shares of Capital Stock were as follows:


                                                    Global                    Global Smaller
                                                Technology Fund               Companies Fund               International Fund
                                           --------------------------  ----------------------------    --------------------------
                                                                                 Year ended                    Year ended
                                              Year          5/23/94*             October 31                    October 31
                                              ended            to        --------------------------    --------------------------
                                             10/31/95       10/31/95         1995           1994          1995           1994
                                           -----------    -----------    -----------    -----------    -----------    -----------
Sale of shares:
  Class A ..............................    30,447,088      6,132,488      3,891,326      1,882,978        883,953      1,527,360
  Class D ..............................    12,061,813        726,187      3,258,190      2,398,991        957,943      1,103,072
Shares issued in payment
  of dividends--Class A ................          --             --             --             --             --              545
Exchanged from associated Funds:
  Class A ..............................     2,337,457        249,622      1,207,701        321,062        582,898        144,172
  Class D ..............................     1,690,219         60,800        425,098         86,334        156,168         53,559
Shares issued in payment of gain
  distributions:
  Class A ..............................        59,388           --          117,325         14,114        152,467         44,311
  Class D ..............................        10,354           --           99,928          8,119         52,587          4,297
                                           -----------    -----------    -----------    -----------    -----------    -----------
Total ..................................    46,606,319      7,169,097      8,999,568      4,711,598      2,786,016      2,877,316
                                           -----------    -----------    -----------    -----------    -----------    -----------
Shares repurchased:
  Class A ..............................    (2,851,418)      (319,927)      (732,207)      (328,149)    (1,626,181)      (194,987)
  Class D ..............................      (578,504)        (7,166)      (398,296)      (247,483)      (172,007)       (36,905)
Exchanged into associated Funds:
  Class A ..............................    (1,731,922)        (4,665)      (989,792)       (87,401)      (635,170)       (34,565)
  Class D ..............................    (1,419,748)          (555)      (357,856)       (39,069)      (227,011)       (92,115)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Total ..................................    (6,581,592)      (332,313)    (2,478,151)      (702,102)    (2,660,369)      (358,572)
                                           -----------    -----------    -----------    -----------    -----------    -----------
Increase in shares .....................    40,024,727      6,836,784      6,521,417      4,009,496        125,647      2,518,744
                                           ===========    ===========    ===========    ===========    ===========    ===========


----------
*  Commencement of operations.

FINANCIAL HIGHLIGHTS

The Fund's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from a Series' beginning net asset value to the ending net asset value so that they may understand what effect the individual items have on their investment assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item as disclosed in the financial statements to their equivalent per share amounts, based on average shares outstanding.

     The total return based on net asset value measures a Series' performance assuming investors purchased shares at net asset value as of the beginning of the period, reinvested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of each Series. The total returns for periods of less than one year are not annualized.

Per Share Operating Performance:


                                                                   Net Realized
                                                                   & Unrealized   Increase                                Net
                             Net Asset     Net      Net Realized    Gain (Loss)  (Decrease)                             Increase
                             Value at   Investment  & Unrealized   from Foreign     from                Distributions  (Decrease)
Fiscal Year                  Beginning    Income     Gain (Loss)     Currency    Investment   Dividends from Net Gain   in Net
or Period                    of Period  (Loss)***  on Investments  Transactions  Operations      Paid      Realized   Asset Value
-----------------------------------------------------------------------------------------------------------------------------------
Global Technology Fund
  Class A:
  Year ended 10/31/95          $ 8.37      $(0.10)       $4.90         $(0.05)      $ 4.75       $ --      $(0.07)       $4.68
  5/23/94*-10/31/94              7.14       (0.01)        1.08           0.16         1.23         --         --          1.23
  Class D:
  Year ended 10/31/95            8.34       (0.18)        4.85          (0.05)        4.62         --       (0.07)        4.55
  5/23/94*-10/31/94              7.14       (0.04)        1.08           0.16         1.20         --         --          1.20
Global Smaller
Companies Fund
  Class A:
  Year ended 10/31/95           11.93       (0.02)        2.24           0.08         2.30         --       (0.33)        1.97
  Year ended 10/31/94            9.98       (0.08)        1.57           0.52         2.01         --       (0.06)        1.95
  Year ended 10/31/93            7.15       (0.02)        3.07          (0.20)        2.85       (0.02)       --          2.83
  9/9/92**-10/31/92              7.14         --          0.02          (0.01)        0.01         --         --          0.01
  Class D:
  Year ended 10/31/95           11.80       (0.12)        2.20           0.08         2.16         --       (0.33)        1.83
  Year ended 10/31/94            9.94       (0.16)        1.57           0.51         1.92         --       (0.06)        1.86
  5/3/93*-10/31/93               8.52       (0.05)        1.60          (0.13)        1.42         --         --          1.42
International Fund
  Class A:
  Year ended 10/31/95           17.67        0.06        (0.42)          0.09        (0.27)        --       (0.69)       (0.96)
  Year ended 10/31/94           15.98        0.04         0.91           1.08         2.03       (0.01)     (0.33)        1.69
  Year ended 10/31/93           11.89        0.04         4.25          (0.17)        4.12       (0.03)       --          4.09
  4/7/92**-10/31/92             12.00        0.08        (0.23)          0.04        (0.11)        --         --         (0.11)
  Class D:
  Year ended 10/31/95           17.53       (0.07)       (0.43)          0.09        (0.41)        --       (0.69)       (1.10)
  Year ended 10/31/94           15.96       (0.09)        0.91           1.08         1.90         --       (0.33)        1.57
  9/21/93*-10/31/93             15.23       (0.03)        1.17          (0.41)        0.73         --         --          0.73



                                                                        Ratios/Supplemental Data***
                                                           ----------------------------------------------------------
                                                                        Net Investment
                              Net Asset     Total Return   Expenses to   Income (Loss)                  Net Assets at
Fiscal Year                    Value at       Based on        Average     to Average    Portfolio       End of Period
or Period                   End of Period  Net Asset Value  Net Assets    Net Assets     Turnover      (000's omitted)
---------------------------------------------------------------------------------------------------------------------
Global Technology Fund
  Class A:
  Year ended 10/31/95           $13.05           57.31%       1.91%         (0.89)%       87.42%          $ 447,732
  5/23/94*-10/31/94               8.37           17.23        2.00+         (0.45)+       29.20              50,719
  Class D:
  Year ended 10/31/95            12.89           55.95        2.66          (1.63)        87.42             161,622
  5/23/94*-10/31/94               8.34           16.81        2.75+         (1.22)+       29.20               6,499
Global Smaller
Companies Fund
  Class A:
  Year ended 10/31/95            13.90           20.10        1.83          (0.20)        63.05             102,479
  Year ended 10/31/94            11.93           20.28        1.92          (0.77)        62.47              46,269
  Year ended 10/31/93             9.98           39.86        1.98          (0.29)        60.03              20,703
  9/9/92**-10/31/92               7.15            0.14        1.75+          0.13+          --                1,562
  Class D:
  Year ended 10/31/95            13.63           19.11        2.61          (0.97)        63.05              85,548
  Year ended 10/31/94            11.80           19.45        2.70          (1.53)        62.47              38,317
  5/3/93*-10/31/93                9.94           16.67        2.75+         (1.35)+       60.03++            10,344
International Fund
  Class A:
  Year ended 10/31/95            16.71           (1.24)       1.69           0.35         60.70              48,763
  Year ended 10/31/94            17.67           12.85)       1.63           0.27         39.59              62,922
  Year ended 10/31/93            15.98           34.78        1.75           0.27         46.17              33,134
  4/7/92**-10/31/92              11.89           (0.92)       1.75+          1.25+        12.77              14,680
  Class D:
  Year ended 10/31/95            16.43           (2.08        2.50          (0.44)        60.70              31,273
  Year ended 10/31/94            17.53           12.03        2.50          (0.53)        39.59              19,903
  9/21/93*-10/31/93              15.96            4.79        2.50+         (1.86)+       46.17++             1,648



                                    Without Management Fee Waiver
                                   and/or Expense Reimbursement***
                           -----------------------------------------------------
                                                               Ratio of
                                              Ratio of      Net Investment
                             Net Investment  Expenses to     Income (Loss)
Fiscal Year                  Income (Loss)     Average        to Average
or Period                      per Share      Net Assets      Net Assets
--------------------------------------------------------------------------------
Global Technology Fund
  Class A:
  Year ended 10/31/95
  5/23/94*-10/31/94             $(0.02)         2.18%+          (0.63)%+
  Class D:
  Year ended 10/31/95
  5/23/94*-10/31/94              (0.06)          3.36+           (1.83)+
Global Smaller
Companies Fund
  Class A:
  Year ended 10/31/95
  Year ended 10/31/94
  Year ended 10/31/93            (0.18)          3.90            (2.21)
  9/9/92**-10/31/92              (0.07)         12.28+          (10.44)+
  Class D:
  Year ended 10/31/95
  Year ended 10/31/94
  5/3/93*-10/31/93               (0.11)          4.25+           (2.85)+
International Fund
  Class A:
  Year ended 10/31/95
  Year ended 10/31/94
  Year ended 10/31/93            (0.04)          2.30            (0.28)
  4/7/92**-10/31/92               --             2.92+            0.08+
  Class D:
  Year ended 10/31/95            (0.09)          2.62            (0.56)
  Year ended 10/31/94            (0.11)          2.67            (0.70)
  9/21/93*-10/31/93              (0.11)          8.49+           (7.84)+

--------------

*    Commencement of operations.

**   Commencement of investment operations.

*** The Manager and Subadviser, at their discretion, waived a portion of their fees, and in some cases, the Subadviser reimbursed certain expenses for the periods presented.

+    Annualized.

++   For the year ended October 31, 1993.

See  notes to financial statements.

REPORT OF INDEPENDENT AUDITORS

--------------------------------------------------------------------------------
The Board of Directors and Shareholders,

Seligman Henderson Global Fund Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Global Technology Fund, the Global Smaller Companies Fund and the International Fund Series of Seligman Henderson Global Fund Series, Inc. as of October 31, 1995, the related statements of operations for the year then ended and of changes in net assets (1) for the year ended October 31, 1995 and for the period from May 23, 1994 (commencement of operations) to October 31, 1994 for the Global Technology Fund and (2) for each of the years in the two-year period then ended for the Global Smaller Companies Fund and the International Fund, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each Series of Seligman Henderson Global Fund Series, Inc. as of October 31, 1995, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
-------------------------
DELOITTE & TOUCHE LLP

New York, New York
December 1, 1995

--------------------------------------------------------------------------------

BOARD OF DIRECTORS

--------------------------------------------------------------------------------

Fred E. Brown
Director and Consultant,
   J. & W. Seligman & Co. Incorporated

John R. Galvin (2)
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, USLife Corporation

Alice S. Ilchman (3)
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Director, NYNEX
Chairman, The Rockefeller Foundation

Frank A. McPherson (2)
Chairman and CEO, Kerr-McGee Corporation
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow
Partner, Sullivan & Cromwell, Law Firm
Director, Commonwealth Aluminum Corporation

Betsy S. Michel (2)
Director or Trustee,
   Various Organizations

William C. Morris (1)
Chairman
Chairman of the Board and President,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Daniel Industries, Inc.
Director, Kerr-McGee Corporation

James C. Pitney (3)
Partner, Pitney, Hardin, Kipp & Szuch, Law Firm
Director, Public Service Enterprise Group

James Q. Riordan (3)
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Dow Jones & Co., Inc.
Director, Public Broadcasting Service

Ronald T. Schroeder (1)
Managing Director, J. & W. Seligman & Co. Incorporated

Robert L. Shafer (3)
Vice President, Pfizer Inc.
Director, USLIFE Corporation

James N. Whitson (2)
Executive Vice President and Director,
   Sammons Enterprises, Inc.
Director, C-SPAN
Director, Red Man Pipe and Supply Company

Brian T. Zino (1)
President
Managing Director, J. & W. Seligman & Co. Incorporated
Chairman and Director, Seligman Data Corp.

----------
Member:  (1) Executive Committee
         (2) Audit Committee
         (3) Director Nominating Committee

--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

--------------------------------------------------------------------------------

William C. Morris
Chairman

Brian T. Zino
President

Brian Ashford-Russell
Vice President

Iain C. Clark
Vice President

Lawrence P. Vogel
Vice President

Paul H. Wick
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

Subadviser
Seligman Henderson Co.
100 Park Avenue
New York, NY  10017

General Distributor
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY  10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

--------------------------------------------------------------------------------

Important Telephone Numbers
(800) 221-2450    Shareholder Services

(800) 455-1777    Retirement Plan
                  Services

(800) 622-4597    24-Hour Automated
                  Telephone Access
                  Service

                             SELIGMAN HENDERSON CO.

                    100 PARK AVENUE NEW YORK NEW YORK 10017

          ----------------------------------------------------------

          NEW YORK                  LONDON                     TOKYO


          This report is intended for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of Seligman Henderson Global Fund Series, Inc., which contains information about sales charges, management fees, and other costs. Please read the prospectus carefully before investing or sending money.

EQSH2 10/95

                                                               File No. 33-44186
                                                                        811-6485



PART C.    OTHER INFORMATION

Item 24.  Financial Statements and Exhibits


          (a)       Financial Statements:

          Part A: Financial Highlights for the Class A shares and Class D shares from commencement of operations to October 31, 1995 for the Seligman Henderson International Fund, the Seligman Henderson Global Smaller Companies Fund and the Seligman Henderson Technology Fund; and for the Class A shares and Class D shares for the period from November 1, 1995 (commencement of operations) through January 31, 1996 for the Seligman Henderson Global Growth Opportunities Fund.

          Part B: Financial statements for the Seligman Henderson International Fund, the Seligman Henderson Global Smaller Companies Fund and the Seligman Henderson Global Technology Fund are included in the Registrant's Annual Report to Shareholders, dated October 31, 1995, which is incorporated by reference in the Statement of Additional Information. These financial statements are: Portfolios of Investments as of October 31, 1995; Statements of Assets and Liabilities as of October 31, 1995; Statements of Operations for the year ended October 31, 1995; Statements of Changes in Net Assets for the year ended October 31, 1995 for each of these three Series and for the year ended October 31, 1994 for the Seligman Henderson International Fund and the Seligman Henderson Global Smaller Companies Fund; and for the period May 23, 1994 (commencement of operations) to October 31, 1994 for the Seligman Henderson Global Technology Fund; Notes to Financial Statements; Financial Highlights since commencement of operations of each of these three Series through October 31, 1995; Report of Independent Auditors. Unaudited financial statements for the Seligman Henderson Global Growth Opportunities Fund are included in Appendix D to the Statement of Additional Information. These financial statements are: Portfolio of Investments as of January 31, 1996; Statement of Assets and Liabilities as of January 31, 1996; Statement of Operations for the three months ended January 31, 1996; Statement of Changes in Net Assets for the period November 1, 1995 (commencement of operations) to January 31, 1996; Financial Highlights for the period November 1, 1995 to January 31, 1996; and Notes to Financial Statements.

          (b) Exhibits: Exhibits listed below have been previously filed and are incorporated by reference herein, except Exhibits marked with an asterisk (*) which are attached hereto.


(1) Articles of Amendment and Restatement of Articles of Incorporation of Seligman Henderson Global Fund Series, Inc. are incorporated by reference to Exhibit 1 of the Registrant's Post-Effective Amendment No. 14, filed on March 1, 1995.

(1a) Articles Supplementary to Articles of Incorporation of Registrant dated March 13, 1995, March 15, 1995 and April 19, 1995 are incorporated by reference to Exhibit 1a of the Registrant's Post-Effective Amendment No. 16, filed on August 17, 1995.


(1b) Articles Supplementary to Articles of Incorporation of Registrant dated October 20, 1995 are incorporated by reference to Exhibit 1b of the Registrant's Post-Effective-Amendment No. 17, filed on October 27, 1995

(1c) Articles Supplementary to Articles of Incorporation of Registrant dated October 22, 1995 are incorporated by reference to Exhibit 1c of the Registrant's Post-Effective-Amendment No. 17, filed on October 27, 1995.


(2) By-Laws of Registrant are incorporated by reference to Exhibit 2 of the Registrant's Registration Statement on Form N-1A, filed on November 26, 1991.

(3)       N/A

(4) Specimen Stock Certificates for Class A and Class D Shares with respect to Seligman Henderson International Fund are incorporated by reference to Exhibit 4 of the Registrant's Post-Effective Amendment No. 6, filed on April 23, 1993 and Post-Effective Amendment No. 8, filed on September 21, 1993.

                                                               File No. 33-44186
                                                                        811-6485


(4a) Specimen Stock Certificates for Class A and Class D Shares with respect to Seligman Henderson Global Smaller Companies Fund (formerly, Seligman Henderson Global Emerging Companies Fund) are incorporated by reference to Exhibit 4a to the Registrant's Post-Effective Amendment No. 10, filed on August 10, 1992.

(4b) Specimen Stock Certificates for Class A and Class D Shares with respect to Seligman Henderson Global Technology Fund are incorporated by reference to Exhibit 4b of the Registrant's Post-Effective Amendment No. 11, filed on May 10, 1994.


(4c) Specimen Stock Certificates for Class A and Class D Shares with respect to Seligman Henderson Global Growth Opportunities Fund are incorporated by reference to Form SE, filed on behalf of the Registrant on October 30, 1995.


(4d) Additional rights of security holders are set forth in Article FIFTH and SEVENTH of the Registrant's Articles of Incorporation and Articles I and IV of Registrant's By-Laws which are incorporated by reference to Exhibit 1a and Exhibit 2, respectively, of the Registrant's Registration Statement on Form N-1A, filed on November 26, 1991.


(5a) Amended Management Agreement between the Registrant and J. & W. Seligman & Co. Incorporated is incorporated by reference to Exhibit 5a of the Registrant's Post-Effective-Amendment No. 17, filed on October 27, 1995.

(5b)      Subadvisory  Agreement  between  the  Manager  and the  Subadviser  is
          incorporated   by  reference   to  Exhibit  5b  of  the   Registrant's
          Post-Effective-Amendment No. 17, filed on October 27, 1995.

(6) Distributing Agreement between the Registrant and Seligman Financial Services, Inc, is incorporated by reference to Exhibit 6 of the Registrant's Post-Effective-Amendment No. 17, filed October 27, 1995.


(6a) Sales Agreement between Seligman Financial Services, Inc. and Dealers is incorporated by reference to Exhibit 6a of the Registrant's Post-Effective-Amendment No. 17, filed on October 27, 1995.

(7a)      Directors  Deferred  Compensation Plan is incorporated by reference to
          Exhibit 7a of the Registrant's Pre-Effective Amendment No. 2, filed on March 26, 1992.

(7b) Amendments to the Amended Retirement Income Plan of J. & W. Seligman & Co. Incorporated and Trust are incorporated by reference to Exhibit 7b of the Registrant's Post-Effective Amendment No. 11, filed on May 10, 1994.

(7c) Amendments to the Amended Employee's Thrift Plan of Union Data Service Center, Inc. and Trust are incorporated by reference to Exhibit 7c of the Registrant's Post-Effective Amendment No. 11, filed on May 10, 1994.

(8) Custodian Agreement between Registrant and Morgan Stanley Trust Company is incorporated by reference to Exhibit 8 of the Registrant's Pre-Effective Amendment No. 2, filed March 26, 1992.

(9) Recordkeeping Agreement between Registrant and Investors Fiduciary Trust Company is incorporated by reference to Exhibit 9 of the Registrant's Pre-Effective Amendment No. 2, filed on March 26, 1992.


(10) Opinion and Consent of Counsel is incorporated by reference to Exhibit 10 of the Registrant's Pre-Effective Amendment No. 2, filed March 26, 1992; Post-Effective Amendment No. 11, filed on May 10, 1994; and Post-Effective Amendment No. 17, filed on October 27, 1995.


(11)      Consent of Independent Auditors.*

(12)      N/A

(13a) Form of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson International Fund's Class A and Class D Shares and
          J. & W. Seligman & Co.  Incorporated  is  incorporated by reference to
          Exhibit 13a of the Registrant's Pre-Effective Amendment No. 2, filed on March 25, 1992 and Post-Effective Amendment No. 8, filed on September 21, 1993.

                                                               File No. 33-44186
                                                                        811-6485


(13b) Form of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson Global Smaller Companies Fund's Class A and Class D Shares and J. & W. Seligman & Co. Incorporated is incorporated by reference to Exhibit 13b of the Registrant's Post-Effective Amendment No. 6, filed on April 22, 1993.

(13c) Form of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson Global Technology Fund's Class A and D Shares and
          J. & W. Seligman & Co.  Incorporated  is  incorporated by reference to
          Exhibit 13c of the Registrant's Post-Effective Amendment No. 11, filed on May 10, 1994.

(13d) Form of Purchase Agreement for Initial Capital between Registrant's Seligman Henderson Global Growth Opportunities Fund Class A and Class D Shares and J. & W. Seligman & Co. Incorporated.*

(14)      Copy of  Amended  Individual  Retirement  Account  Trust  and  Related
          Documents  is   incorporated   by  reference  to  Exhibit  14  of  the
          Registrant's Pre-Effective Amendment No. 2, filed on March 26, 1992.

(14a) Copy of Amended Comprehensive Retirement Plans for Money Purchase and/or Prototype Profit Sharing Plan is incorporated by reference to
          Exhibit 14a of Seligman Tax-Exempt Fund Series, Inc. Post-Effective Amendment No. 24 (File No. 2-86008), filed on November 30, 1992.

(14b) Copy of Amended Basic Business Retirement Plans for Money Purchase and/or Profit Sharing Plans is Incorporated by reference to Exhibit 14b of Seligman Tax-Exempt Fund Series, Inc. Post-Effective Amendment No. 24 (File No. 2-86008), filed on November 30, 1992.

(14c) Copy of Amended 403(b)(7) Custodial Account Plan is incorporated by reference to Exhibit 14c of Seligman New Jersey Tax-Exempt Fund, Inc. Pre-Effective Amendment No. 1 (File No. 33-13401), filed on January 11, 1988.

(14d) Copy of Amended Simplified Employee Pension Plan (SEP) is incorporated by reference to Exhibit 14d of the Registrant's Post-Effective Amendment No. 3, filed on August 10, 1992.

(14e) Copy of the Seligman Family of Funds' (SARSEP) Salary Reduction and Other Elective Simplified Employee Pension-Individual Retirement Accounts Contribution Agreement (Under Section 408(k) of the Internal Revenue Code) is incorporated by reference to Exhibit 14e of the Registrant's Post-Effective Amendment No. 3, filed on August 10, 1992.


(15) Form of the Administration, Shareholder Services and Distribution Plan for each Series and amended form of Administration, Shareholder Services and Distribution Agreement of the Registrant is incorporated by reference to Exhibit 15 of Registrant's Post-Effective Ammendment No. 17, filed on October 27, 1995.

(16) Schedule for Computation of each Performance Quotation provided in Registration Statement in response to Item 22 is incorporated by reference to Exhibit 16 of Registrant's Post-Effective Amendment No. 12, filed on November 29, 1994 and Post-Effective Amendment No. 16, filed on August 17, 1995.

(17) Financial Data Schedule meeting the requirements of Rule 483 under the Securities Act of 1933.*

(18) Copy of Multiclass Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940*

Item 25.  Persons Controlled by or Under Common Control with Registrant - None

Item 26. Number of Holders of Securities - As of February 16, 1996 there were 2,396 recordholders of Class A shares of the Seligman Henderson International Fund; 5,312 recordholders of Class A shares of the
          Seligman Henderson Global Growth Opportunities Fund; 10,062 recordholders of Class A shares of the Seligman Henderson Global Smaller Companies Fund; 54,664 recordholders of Class A shares of the Seligman Henderson Global Technology Fund; 2,190 recordholders of Class D shares of the Seligman Henderson International Fund; 1,395 recordholders of Class D shares of the Seligman Henderson Global Growth Opportunites Fund; 6,588 recordholders of Class D sahres of the Seligman Henderson Global Smaller Companies Fund; and 17,326 recordholders of Class D shares of the Seligman Henderson Global Technology Fund.

                                                               File No. 33-44186
                                                                        811-6485


Item 27.  Indemnification   -   Incorporated   by  reference   to   Registrant's
          Pre-Effective Amendment No. 1 filed with the Securities and Exchange Commission on February 18, 1992.

PART C.    OTHER INFORMATION

Item 28. Business and Other Connections of Investment Adviser - The Manager also serves as investment manager to sixteen other associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications & Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman New Jersey Tax-Exempt Fund, Inc., Seligman Pennsylvania Tax-Exempt Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Tax-Exempt Fund Series, Inc., Seligman Tax-Exempt Series Trust and Tri-Continental Corporation.


          The Subadviser also serves as subadviser to eight other associated investment companies. They are Seligman Capital Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Income Fund, Inc., the Global and Global Smaller Companies Portfolios of Seligman Portfolios, Inc. and Tri-Continental Corporation.


          The Manager and Subadviser has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager and the Subadviser, respectively, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by the Manager and the Subadviser, respectively, pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15798 and SEC File No. 801-40670 on December 5, 1995).

Item 29.  Principal Underwriters

(a) The names of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser follow:

          Seligman  Capital Fund,  Inc.,  Seligman Cash Management  Fund,  Inc.,
          Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman New Jersey Tax-Exempt Fund, Inc., Seligman Pennsylvania Tax-Exempt Fund Series, Seligman Portfolios, Inc., Seligman Tax-Exempt Fund Series, Inc., and Seligman Tax-Exempt Series Trust.


(b)       Name  of  each   director,   officer  or  partner  of  each  principal
          underwriter named in response to Item 21:

                        Seligman Financial Services, Inc.
                             As of January 31, 1996

             (1)                    (2)                           (3)
Name and Principal    Positions and Offices         Positions and Offices
 Business Address       with Underwriter               with Registrant
 ----------------       ----------------               ---------------
William C. Morris*       Director                     Chairman of the Board and
                                                       Chief Executive Officer
Brian T. Zino*           Director                     Director and President
Ronald T. Schroeder*     Director                     Director
Fred E. Brown*           Director                     Director
William H. Hazen*        Director                     None
Thomas G. Moles*         Director                     None
David F. Stein*          Director                     None
David Watts*             Director                     None
Stephen J. Hodgdon*      President                    None
Lawrence P. Vogel*       Senior Vice President,
                          Finance                     Vice President
Mark R. Gordon*          Senior Vice President,
                          Director of Marketing       None

                                                               File No. 33-44186
                                                                        811-6485


                                                                        (3)
        (1)                            (2)                           Positions
Name and Principal               Positions and Offices             and Offices
 Business Address                   with Underwriter             with Registrant
------------------               ---------------------           ---------------
Gerald I. Cetrulo, III           Senior Vice President of Sales,      None
140 West Parkway                 Regional Sales Manager
Pompton Plains, NJ  07444


Bradley F. Hanson                Senior Vice President of Sales,      None
9707 Xylon Court                 Regional Sales Manager
Bloomington, MN  55438

Bradley W. Larson                Senior Vice President of Sales,      None
367 Bryan Drive                  Regional Sales Manager
Danville, CA  94526

D. Ian Valentine                 Senior Vice President of Sales,      None
307 Braehead Drive               Regional Sales Manager
Fredericksburg, VA  22401

Helen Simon*                     Vice President, Sales                None
                                 Administration Manager

Marsha E. Jacoby*                Vice President,                      None
                                 National Accounts Manager

William W. Johnson*              Vice President, Order Desk           None

James R. Besher                  Regional Vice President              None
14000 Margaux Lane
Town & Country, MO  63017

Brad Davis                       Regional Vice President              None
255 4th Avenue, #2
Kirkland, WA  98033

Andrew Draluck                   Regional Vice President              None
4215 N. Civic Center
Blvd #273
Scottsdale, AZ 85251

Jonathan Evans                   Regional Vice Pesident               None
222 Fairmont Way
Ft. Lauderdale, FL  33326

Carla Goehring                   Regional Vice President              None
11426 Long Pine
Houston, TX  77077


Susan Gutterud                   Regional Vice President              None
820 Humboldt, #6
Denver, CO  80218


Mark Lien                        Regional Vice President              None
5904 Mimosa
Sedalia, MO  65301


Randy D. Lierman                 Regional Vice President              None
2627 R.D. Mize Road
Independence, MO  64057

Judith L. Lyon                   Regional Vice President              None
163 Haynes Bridge Road,
Ste 205
Alpharetta, CA  30201

David Meyncke                    Regional Vice President              None
4718 Orange Grove Way
Palm Harbor, FL  34684

Herb W. Morgan                   Regional Vice President              None
11308 Monticook Court
San Diego, CA  92127

Melinda Nawn                     Regional Vice President              None
5850 Squire Hill Court
Cincinnati, OH  45241

                                                               File No. 33-44186
                                                                        811-6485


                                                                        (3)
        (1)                            (2)                           Positions
Name and Principal               Positions and Offices             and Offices
 Business Address                   with Underwriter             with Registrant
------------------               ---------------------           ---------------


Robert H. Ruhm                   Regional Vice President              None
167 Derby Street
Melrose, MA  02176


Diane H. Snowden                 Regional Vice President              None
11 Thackery Lane
Cherry Hill, NJ  08003

Bruce Tuckey                     Regional Vice President              None
41644 Chathman Drive
Novi, MI  48375



Andrew Veasey                    Regional Vice President              None
14 Woodside
Rumson, NJ  07760

Todd Volkman                     Regional Vice President              None
4650 Cole Avenue, #216
Dallas, TX 75205


Kelli A. Wirth-Dumser            Regional Vice President              None
8618 Hornwood Court
Charlotte, NC  28215




Frank P. Marino*                 Assistant Vice President,
                                 Mutual Fund Product Manager          None


Frank J. Nasta*                  Secretary                            Secretary


Aurelia Lacsamana*               Treasurer                            None



* The principal business address of each of these directors and/or officers is 100 Park Avenue, NY, NY 10017.

(c)  Not applicable.

Item 30.  Location of Accounts and Records

          Custodian:       Morgan Stanley Trust Company
                           1 Pierrepont Plaza
                           Brooklyn New York  11201

          Recordkeeping:   Investors Fiduciary Trust Company
                           127 West 10th Street
                           Kansas City, Missouri  64105 and
                           Seligman Henderson Global Fund Series, Inc.
                           100 Park Avenue
                           New York, NY  10017


Item 31. Management Services - Seligman Data Corp., the Registrant's shareholder service agent, has an agreement with First Data Investor Services Group ("FDISG") pursuant to which FDISG provides a data processing system for certain shareholder accounting and recordkeeping functions performed by Seligman Data Corp. For the fiscal year ended October 31, 1995, the approximate cost of these services for each Series was:

           Seligman Henderson International Fund                  $   17,800
           Seligman Henderson Global Growth Opportunities Fund*        6,000
           Seligman Henderson Global Smaller Companies Fund           37,800
           Seligman Henderson Global Technology Fund                 108,100

           * For the period November 1, 1995 (commencement of operations) to January 31, 1996.

Item 32. Undertakings - The Registrant undertakes (1) to furnish a copy of the Registrant's latest annual report, upon request and without charge, to every person to whom a prospectus is delivered and (2) if requested to do so by the holders of at least ten percent of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                                               File No. 33-44186
                                                                        811-6485



                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) of the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 18 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 28th day of February,1996.

                                   SELIGMAN HENDERSON GLOBAL FUND SERIES, INC.



                                   By:  /s/ William C. Morris
                                       ---------------------------------
                                            William C. Morris, Chairman*


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 18 to its Registration Statement has been signed below by the following persons in the capacities indicated on February 28, 1996.


        Signature                                          Title


/s/ William C. Morris                       Chairman of the Board (Principal
--------------------------                    executive officer) and Director
      William C. Morris*



/s/ Brian T. Zino                           President and Director
--------------------------
      Brian T. Zino



/s/ Thomas G. Rose                          Treasurer (Principal financial and
--------------------------                    and accounting officer)
      Thomas G. Rose




Fred E. Brown, Director         )
Alice S. Ilchman, Director      )
John E. Merow, Director         )        /s/ Brian T. Zino
                                         -----------------
Betsy S. Michel, Director       )            Brian T. Zino, Attorney-in-fact*
James C. Pitney, Director       )
James Q. Riordan, Director      )
Ronald T. Schroeder, Director   )
Robert L. Shafer, Director      )
James N. Whitson, Director      )
Brian T. Zino, Director         )